1933 Act Registration No. 333-151685

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

[X] Pre-Effective    [ ] Post-Effective

Amendment No. 2       Amendment No.

EVERGREEN EQUITY TRUST

(Evergreen Golden Core Opportunities Fund)

(Exact Name of Registrant as Specified in Charter)

Area Code and Telephone Number: (617) 210-3200

200 Berkeley Street

Boston, Massachusetts 02116

-----------------------------------

(Address of Principal Executive Offices)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

-----------------------------------------

(Name and Address of Agent for Service)

Copies of All Correspondence to:

Timothy W. Diggins, Esq.

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

            Approximate Date of Proposed Public Offering: As soon as possible after the effective date of this Registration Statement.

            Title of Securities Being Registered: Classes A, B, C and I shares of Evergreen Golden Core Opportunities Fund, a series of the Registrant.

It is proposed that this filing become effective as soon as possible pursuant to Rule 488 under the Securities Act of 1933.

An indefinite amount of the Registrant's securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

EVERGREEN EQUITY TRUST

PART A

PROSPECTUS/PROXY STATEMENT

[Evergreen logo]

EVERGREEN SPECIAL EQUITY FUND

200 Berkeley Street

Boston, MA 02116-5034

August 13, 2008

Dear Shareholder,

You are invited to vote on a proposal to merge Evergreen Special Equity Fund (“Special Equity Fund”) into Evergreen Golden Core Opportunities Fund (“Golden Core Opportunities Fund”), another mutual fund within the Evergreen family of funds (the “Merger”).  The Board of Trustees of Evergreen Select Equity Trust has unanimously approved the Merger and recommends that you vote FOR this proposal.

If approved by shareholders, this is how the Merger will work:

Special Equity Fund will transfer all of its assets and all of its liabilities to Golden Core Opportunities Fund.

Golden Core OpportunitiesFund will issue new shares that will be distributed to you in an amount equal to the value of your Special Equity Fund shares. You will receive the same class of shares of Golden Core Opportunities Fund that you currently hold of Special Equity Fund, except that Class IS shareholders of Special Equity Fund will receive Class A shares of Golden Core Opportunities Fund.  Although the number of shares you hold may change, the total value of your investment will not change as a result of the Merger.

You will not incur any sales charges or similar transaction charges as a result of the Merger.

It is expected that the Merger will be a non-taxable event for shareholders for federal income tax purposes.

                Details about Golden Core Opportunities Fund’s investment goals, portfolio management team, past performance, principal risks, fees, and expenses, along with additional information about the proposed Merger, are contained in the attached prospectus/proxy statement.  Please read it carefully.

A special meeting of Special Equity Fund’s shareholders will be held on September 12, 2008. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the postage-paid envelope provided.  You may also vote by telephone or the internet by following the voting instructions as outlined at the end of this prospectus/proxy statement.

If Special Equity Fund does not receive your vote after several weeks, you may receive a telephone call from The Altman Grouprequesting your vote.  The Altman Grouphas been retained to act as our proxy solicitor and will receive approximately $40,000 as compensation for seeking shareholder votes and answering shareholder questions.  That cost and any other expenses of the Merger will be paid by Evergreen Investment Management Company, LLC, the investment advisor for Special Equity Fund and Golden Core Opportunities Fund, or one of its affiliates.  If you have any questions about the Merger or the proxy card, please call The Altman Group at (800) 821-8781 (toll-free).

Remember, your vote is important to us, no matter how many shares you own.  Please take this opportunity to vote.  Thank you for taking this matter seriously and participating in this important process.

Sincerely,

/s/ Dennis H. Ferro

Dennis H. Ferro

President and Chief Executive Officer

Evergreen Investment Management Company, LLC

EVERGREEN SPECIAL EQUITY FUND

200 Berkeley Street

Boston, Massachusetts 02116-5034

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 12, 2008

                  A Special Meeting (the “Meeting”) of Shareholders of Evergreen Special Equity Fund (“Special Equity Fund”), a series of Evergreen Select Equity Trust, will be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116-5034 on September 12, 2008, at 11:00 a.m., Eastern time, for the following purposes:

To consider and act upon the Agreement and Plan of Reorganization (the “Plan”) dated as of June 27, 2008, providing for the acquisition of all of the assets of Special Equity Fund by Evergreen Golden Core Opportunities Fund (“Golden Core Opportunities Fund”), a series of Evergreen Equity Trust, in exchange for shares of Golden Core Opportunities Fund and the assumption by Golden Core Opportunities Fund of all of the liabilities of Special Equity Fund.  The Plan also provides for distribution of those shares of Golden Core Opportunities Fund to shareholders of Special Equity Fund in liquidation and subsequent termination of Special Equity Fund.  A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Special Equity Fund.

To transact any other business which may properly come before the Meeting or any adjournment(s) thereof.

Any adjournment(s) of the Meeting will be held at the above address. The Board of Trustees of Evergreen Select Equity Trust has fixed the close of business on June 30, 2008 as the record date (the “Record Date”) for the Meeting.  Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

            IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY.  SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THEIR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR TO VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.  YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY CARD WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

By order of the Board of Trustees of Evergreen Select Equity Trust,

Michael H. Koonce

Secretary

August 13, 2008

PROSPECTUS/PROXY STATEMENT DATED AUGUST 13, 2008

INFORMATION RELATING TO THE PROPOSED MERGER

of

EVERGREEN SPECIAL EQUITY FUND
a series of Evergreen Select Equity Trust

into

EVERGREEN GOLDEN CORE OPPORTUNITIES FUND

aseries of Evergreen Equity Trust

            This prospectus/proxy statement contains information you should know before voting on the proposed merger (the “Merger”) of Evergreen Special Equity Fund (“Special Equity Fund”) into Evergreen Golden Core Opportunities Fund (“Golden Core Opportunities Fund,” and together with Special Equity Fund, the “Funds”), each of which is a series of a registered open-end management investment company. If approved, the Merger will result in your receiving shares of Golden Core Opportunities Fund in exchange for your shares of Special Equity Fund.

Please read this prospectus/proxy statement carefully and retain it for future reference.  The following documents contain additional information concerning each Fund and/or the Merger and have been filed with the Securities and Exchange Commission (“SEC”).

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE

See:	How to get these documents:

Prospectus for Classes A, B, C, and I shares of Golden Core Opportunities Fund, dated December 17, 2007, as supplemented, which accompanies this prospectus/proxy statement.

Prospectus for Classes A, B, C, and I shares of Special Equity Fund, dated February 1, 2008, as supplemented.

Prospectus for Class IS shares of Special Equity Fund, dated February 1, 2008, as supplemented.

Statement of additional information for Golden Core Opportunities Fund, dated December 17, 2007, as supplemented.

Statement of additional information for Special Equity Fund, dated February 1, 2008, as supplemented.

Annual report for Special Equity Fund, dated September 30, 2007 (SEC accession no. 0001379491-07-000161).

Semi-annual reports for Special Equity Fund, dated March 31, 2008 (SEC accession no. 0001133228-08-000404) and for Golden Core Opportunities Fund, dated January  31, 2008 (SEC accession no. 0001379491-08-000046).

Statement of additional information, dated August 13, 2008, which relates to this prospectus/proxy statement and the Merger (“Merger SAI”).

All of these documents are available to you free of charge if you:

Call 800.343.2898, or

Write the Funds at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Shareholders may also obtain many of these documents by accessing the Internet site for the Funds at www.evergreeninvestments.com

Shareholders can also obtain any of these documents from the SEC in the following ways:

View online and download text-only versions of the Funds’ documents from the EDGAR database on the SEC’s Internet site at www.sec.gov

Review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521.

Obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.govby writing the Public Reference Room at the address above.  Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

To ask questions about this prospectus/proxy statement:

Call 1.800.821.8781, or

Write to the Funds at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Special Equity Fund’s SEC file numbers are 811-08363 and 333-36047.

Golden Core Opportunities Fund’s SEC file numbers are 811-08413 and 333-37453.

Information relating to each Fund contained in its prospectus and the Merger SAI is incorporated by reference into this prospectus/proxy statement.  This means that such information is legally considered to be part of this prospectus/proxy statement.

            The SEC has not approved or disapproved these securities or determined if this prospectus/proxy statement is truthful or complete.  Any representation to the contrary is a criminal offense.

THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OF A BANK, AND ARE NOT INSURED, ENDORSED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF YOUR ORIGINAL INVESTMENT.

The address of both Funds is 200 Berkeley Street, Boston, Massachusetts 02116-5034 (Telephone: 800.343.2898).

How do the Funds’ sales charges and expenses compare?  Will I be able to buy, sell and exchange shares the same way?............................................................................................................................................... 7

Who will be the Investment Advisor, Investment Sub-Advisor and Portfolio Manager of my Fund

SUMMARY OF THE MERGER

This section summarizes the primary features and consequences of the Merger.  This summary is qualified in its entirety by reference to the information contained elsewhere in this prospectus/proxy statement, the Merger SAI, in each Fund’s prospectus, the financial statements contained in the annual and semi-annual reports, and in each Fund’s statement of additional information, and in the Agreement and Plan of Reorganization (the “Plan”).

  What are the key features of the Merger?

The Plan sets forth the key features of the Merger and generally provides for the following:

the transfer of all of the assets of Special Equity Fund to Golden Core Opportunities Fund in exchange for shares of Golden Core Opportunities Fund;

the assumption by Golden Core Opportunities Fund of all of the liabilities of Special Equity Fund;

the liquidation of Special Equity Fund by distributing the shares of Golden Core Opportunities Fund to Special Equity Fund’s shareholders in exchange for their shares in Special Equity Fund; and

the assumption of the costs of the Merger by Evergreen Investment Management Company, LLC or one of its affiliates.

                The Merger is scheduled to take place on or about September 22, 2008.  For a more complete description of the Merger, see the Plan, attached as Exhibit A to this prospectus/proxy statement.

A substantial portion of the securities held by Special Equity Fund is expected to be disposed of in connection with the Merger.  This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds. Due to differences between the Funds' strategies, portfolio securities of Special Equity Fund are expected to be sold by the portfolio manager of Special Equity Fund before the Merger and by the portfolio manager of Golden Core Opportunities Fund after the Merger.  In addition, the Merger may result in increased redemption activity among Special Equity Fund shareholders, which could require additional sales of the fund's securities.

  After the Merger, what class of shares of Golden Core Opportunities Fund will I own?

If you own this class of shares of Special Equity Fund:	You will get this class of shares of Golden Core Opportunities Fund:
Class A and Class IS	Class A
Class B	Class B
Class C	Class C
Class I	Class I

            The Golden Core Opportunities Fund shares you receive as a result of the Merger will have the same total value as the total value of your Special Equity Fund shares as of the close of business on the day immediately prior to the Merger.

  Does the Board of Trustees recommend that I vote in favor of approving the Plan?

Yes. The Boards of Trustees (the “Trustees”) of Evergreen Select Equity Trust (a “Trust”) and Evergreen Equity Trust (also a “Trust,” and together with Evergreen Select Equity Trust, the “Trusts”), including all of the Trustees who are not “interested persons” of the Funds (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), have unanimously concluded that the Merger would be in the best interests of each Fund, and that existing shareholders’ interests will not be diluted as a result of the Merger.  The Trustees of the Trusts have also unanimously approved the Plan on behalf of each Fund.  The members of the Board of Trustees for each of the Trusts are the same.

  How do the Funds’ investment goals, principal investment strategies, and risks compare?

Special Equity Fund seeks capital growth; Golden Core Opportunities Fund seeks long-term capital growth.  Special Equity Fund normally invests at least 80% of its assets in common stocks of small U.S. companies (i.e., companies whose market capitalizations fall within the market capitalization range of the companies tracked by the Russell 2000® Index, measured at the time of purchase). Golden Core Opportunities Fund normally invests at least 80% of its assets in common stocks of small to medium-sized U.S. exchange-listed companies (i.e., companies whose market capitalizations are similar to the market capitalizations of companies tracked by the Russell 2500® Index, measured at the time of purchase). The following section provides a comparison between the Funds with respect to their investment goals, principal investment strategies, and risks as set forth in each Fund’s prospectus and statement of additional information. The information below is only a summary; for more detailed information, please see each Fund’s prospectus and statement of additional information.

As you will see below, the investment strategies of the two Funds are similar, except that, for example,  Golden Core Opportunities Fund may also invest in medium-sized U.S. exchange-listed companies, and that Golden Core Opportunities Fund generally avoids investments in issuers for which the primary industry classification is alcohol, gaming or tobacco while Special Equity Fund has no such policy.

	Special Equity Fund	Golden Core Opportunities Fund
INVESTMENT GOAL	The Fund seeks capital growth.	The Fund seeks long-term capital growth.
PRINCIPAL INVESTMENT STRATEGIES AND OTHER INFORMATION

The Fund normally invests at least 80% of its assets in common stocks of small U.S. companies (i.e., companies whose market capitalizations fall within the market capitalization range of the companies tracked by the Russell 2000® Index, measured at the time of purchase).

The Fund normally invests at least 80% of its assets in common stocks of small to medium-sized U.S. exchange-listed companies (i.e., companies whose market capitalizations are similar to the market capitalizations of companies tracked by the Russell 2500® Index, measured at the time of purchase).

	The Fund seeks to maintain a dollar-weighted average market capitalization within the market capitalization range of the companies tracked by the Russell 2000® Index.	The Fund seeks to maintain a dollar-weighted average market capitalization that falls within the range of the Russell 2500® Index.
Up to 20% of the Fund’s assets may be represented by cash or invested in various cash equivalents.

May invest  up to 20% of its assets in other types of investments, including, without limitation, common stocks of companies of any size, preferred stocks, and securities convertible into common stocks.

The Fund's portfolio manager generally selects stocks of companies that he believes have the potential for accelerated growth in earnings and/or price.

The Fund’s portfolio manager utilizes a combination of quantitative methods and fundamental analysis to select a core portfolio of small- to medium-capitalization companies that the portfolio manager believes exhibit the likelihood to meet or exceed future earnings expectations. The portfolio manager will use proprietary valuation, earnings surprise and trading momentum models to rank securities in terms of their valuation, potential for delivering future earnings in excess of current analyst expectations and overall attractiveness. The Fund's portfolio may be invested in a smaller number of stocks than many other similar mutual funds.

	Does not have a policy regarding investments in issuers for which the primary industry classification is alcohol, gaming or tobacco.	Generally, the portfolio manager will avoid investments in issuers for which the primary industry classification is alcohol, gaming, or tobacco.

Each Fund typically relies on a combination of the following strategies with respect to determining when to sell a portfolio investment: i) when the portfolio manager believes the issuer’s investment fundamentals are beginning to deteriorate; ii) when the investment approaches or exceeds a portfolio manager’s targeted value; iii) when the investment no longer appears to meet the Fund’s investment goal; iv) when the Fund must meet redemptions; or v) for other investment reasons which the portfolio manager deems appropriate.

The following table compares the principal risks associated with an investment in the Funds.

Principal Risk	Summary Explanation	Special Equity Fund	Golden Core Opportunities Fund
Stock Market Risk	When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value and may cause companies to decrease the dividends they pay.	X	X
Investment Style Risk

Certain types of securities -- such as growth-style or value-style securities -- may fall out of favor with investors which may cause the Fund’s performance to be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

		X	X
Market Capitalization Risk

Investments primarily in one market capitalization category may underperform those of a Fund that invests more broadly or that invests primarily in companies of a different market capitalization if that category falls out of favor with investors.

		X	X
Small and Medium-sized Companies Risk

Investments in small- and medium-sized companies may be significantly more volatile, more vulnerable to adverse developments, less liquid, and more difficult to establish or close out at prevailing market prices than investments in larger companies.

		X	X
Smaller Number of Investments Risk

Since the Fund tends to invest in a smaller number of stocks than do many other similar mutual funds, changes in the value of individual stocks may have a larger impact on the Fund's net asset value than if the Fund were more broadly invested.

X

For a description of each Fund’s risks and a more detailed comparison of these risks, see the section entitled “Risks” below.

Each Fund has other investment policies, practices and restrictions which, together with their related risks, are also set forth in each Fund’s prospectus and statement of additional information.

  How do the Funds’ performance records compare?

The following tables show how each Fund has performed in the past.  Past performance (before and after taxes) is not an indication of future results.

Year-by-Year Total Return (%)

The table below shows the percentage gain or loss for Class I shares of Special Equity Fund in each of the last ten calendar years.  The table should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year. The class shown is for one of the oldest classes. This table includes the effects of Fund expenses. Class I shares are not subject to any sales charges. Year-by-year total return information is not provided for Golden Core Opportunities Fund, which commenced operations as of December 17, 2007.

Special Equity Fund

Year-by-Year Total Return for Class I Shares (%)(1)
	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
75%
50%		74.31				52.63
25%
0	5.65						6.00	7.25	7.12	-3.31
-25%			-7.76	-9.05
-50%					-27.26

Best Quarter: 4th Quarter 1998 +28.15%
Worst Quarter:          3rd Quarter 1998 -21.96%

Year-to-date total return as of 6/30/2008 is -11.04%%

                The following table shows Special Equity Fund’s average annual total returns by class over the past one-, five-, and ten-year periods and since inception, including applicable sales charges. The table is provided as of December 31, 2007.  The after-tax returns shown are for one of Special Equity Fund's oldest share classes. After-tax returns for other classes will vary.  The table is intended to provide you with some indication of the risks of investing in Special Equity Fund by comparing its performance with that of the Russell 2000 Growth Index (Russell 2000 Growth).  The Russell 2000 Growth is an unmanaged, market capitalization-weighted index measuring the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or fees or any taxes. It is not possible to invest directly in an index. Average annual total returns are not provided for Golden Core Opportunities Fund, which commenced operations as of December 17, 2007.

Average Annual Total Return (for the period ended 12/31/2007)

Special Equity Fund (1)
	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/15/1994
Class A	8/30/1999	-9.05%	10.78%	6.34%	9.19%
Class B	8/30/1999	-8.37%	11.08%	6.35%	9.20%
Class C	8/30/1999	-5.07%	11.33%	6.34%	9.19%
Class I	3/15/1994	-3.31%	12.44%	7.28%	9.94%
Class I	3/15/1994	-5.30%	11.85%	5.75%	N/A
(after taxes on distributions)(2)
Class I	3/15/1994	0.17%	10.87%	5.62%	N/A
(after taxes on distributions and sale of Fund shares)(2)
Class IS	3/15/1994	-3.50%	12.16%	7.02%	9.70%
Russell 2000 Growth		7.05%	16.50%	4.32%	6.49%

(1) Historical performance shown for Classes A, B and C prior to their inception is based on the performance of (1) Class IS shares  from 7/27/1998 to their inception, (2) the Class A shares of the fund’s predecessor fund, CoreFund Special Equity Fund from 2/21/1995 through 7/26/1998, and (3) the original class of shares of the fund’s predecessor fund from 3/15/1994 to 2/20/1995. Historical performance shown for Class I prior to 7/27/1998 is based on the performance of the Class Y shares of the fund’s predecessor fund and the original class of shares of the fund’s predecessor fund from 3/15/1994 to 2/20/1995. Historical performance shown for Class IS prior to 7/27/1998 is based on the performance of the Class A shares of the fund’s predecessor fund, CoreFund Special Equity Fund, and reflects the 0.25% 12b-1 fee in effect for Class A at that time. The performance has not been adjusted to reflect the differences in each class’ 12b-1 fee. These fees are 0.25% for Class A, 1.00% for Classes B and C and 0.25% for Class IS. Classes I and Y do not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower.

        (2)  The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur.  Actual after-tax returns will depend on your individual tax situation and may differ from those shown.  The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

  How do the Funds’ sales charges and expenses compare?  Will I be able to buy, sell and exchange shares the same way?

Special Equity Fund offers five classes of shares -- Classes A, B, C, I and IS, and Golden Core Opportunities Fund offers four classes of shares -- Classes A, B, C, and I. All share classes of both Funds are involved in the Merger. If the Merger is completed, you will receive shares of the same class as you currently own, except for Class IS shareholders of Special Equity Fund, who will receive Class A shares of Golden Core Opportunities Fund. The sales charges for the corresponding classes of each Fund are the same, except that Class A shares are subject to a sales charge at the time of purchase and Class IS shares are not.  If you own Class IS shares of Special Equity Fund and the Merger is completed, you will not incur a front-end sales charge on purchases you make of Class A shares of Golden Core Opportunities Fund after the Merger.  Special Equity Fund shareholders will not pay any front-end or deferred sales charges in connection with the Merger.  The procedures for buying, selling and exchanging shares of the Funds are identical.    For more information, see the sections entitled “Purchase and Redemption Procedures” and “Exchange Privileges.”  Class B shares of each Fund will continue to automatically convert to Class A shares after eight years. For purposes of determining when Class B shares issued in the Merger to shareholders of Special Equity Fund will convert to Class A shares, the holding period of the shares of Golden Core Opportunities Fund received by each shareholder of Special Equity Fund will include the period during which the shares of Special Equity Fund exchanged therefor were held by such shareholder.

The following tables allow you to compare the sales charges of the Funds.  The table entitled “Golden Core Opportunities Fund Pro Forma” also shows you what the sales charges will be, assuming the Merger takes place.

      Shareholder Fees (fees paid directly from your investment)

Special Equity Fund
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I	Class IS
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.75%(1)	None	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None(1)	5.00%	1.00%	None	None

Golden Core Opportunities Fund
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.75%(1)	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None(1)	5.00%	1.00%	None

Golden Core Opportunities Fund Pro Forma
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.75%(1)	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None(1)	5.00%	1.00%	None

(1)   Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% upon redemption within 18 months.

                        The following tables allow you to compare the expenses of the Funds. The amounts for Golden Core Opportunities Fund set forth in the following table and in the examples are based on the actual expenses for the period from December 17, 2007 (commencement of operations) to June 30, 2008. The expenses for the period have been annualized.  The table entitled “Golden Core Opportunities Fund Pro Forma (assuming the Merger had occurred)” shows you what the expenses would have been for the  period from December 17, 2007 (commencement of operations) to June 30, 2008 (on an annualized basis), assuming the Merger had taken place. Shareholders of Special Equity Fund holding Class IS shares who receive Class A shares of Golden Core Opportunities Fund in the Merger will not incur a front-end sales charge on subsequent purchases of Class A shares. Evergreen Investment Management Company, LLC or one of its affiliates will bear the expenses of the Merger.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Special Equity Fund (based on the fiscal year ended September 30, 2007)
	Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Class A	0.92%	0.25%(1) (2)	0.48%	1.65%(1)
Class B	0.92%	1.00%	0.48%	2.40%
Class C	0.92%	1.00%	0.48%	2.40%
Class I	0.92%	0.00%	0.48%	1.40%
Class IS	0.92%	0.25%	0.48%	1.65%

Golden Core Opportunities Fund (based on actual expenses for the period from December 17, 2007 (commencement of operations) to June 30, 2008 (on an annualized basis))
	Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses(3)
Class A	0.80%	0.25%(2)	4.31%	5.36%
Class B	0.80%	1.00%	4.31%	6.11%
Class C	0.80%	1.00%	4.31%	6.11%
Class I	0.80%	0.00%	4.31%	5.11%

Golden Core Opportunities Fund

Pro Forma (assuming the Merger had occurred)

(based on what the estimated combined expenses of Golden Core Opportunities Fund would have been for the period from December 17, 2007 (commencement of operations) to June 30, 2008 (on an annualized basis) assuming the proposed merger with Special Equity Fund had occurred at the beginning of that period)(4)

	Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses (Before Waiver)	Total Annual Fund Operating Expenses (After Waiver)(5)
Class A	0.80%	0.25%(2)	0.74%	1.79%	1.50%
Class B	0.80%	1.00%	0.74%	2.54%	2.25%
Class C	0.80%	1.00%	0.74%	2.54%	2.25%
Class I	0.80%	0.00%	0.74%	1.54%	1.25%

(1)   Restated to reflect current fees.

(2)   Currently the Class A 12b-1 fee is limited to 0.25%. The Distribution Plan allows for a maximum 12b-1 fee of 0.75% for Class A shares. The Trustees may, without shareholder approval, increase the fee up to the current maximum 12b-1 fees allowed under the Plan.

(3)   The Total Annual Fund Operating Expenses do not reflect voluntary fee waivers and/or expense reimbursements made by the Fund's investment advisor in order to reduce expense ratios.  Including current voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses were 1.50% for Class A, 2.25% for Class B, 2.25% for Class C, and 1.25% for Class I.  The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time.

(4)   Golden Core Opportunities Fund will be the accounting survivor following the Merger with Special Equity Fund.

(5)   The Fund’s investment advisor has contractually agreed to waive the management fee and/or reimburse expenses for a period of two years beginning in September 2008 upon completion of the Merger in order to limit Total Annual Fund Operating Expenses (After Waiver) so that they do not exceed, in the aggregate, the Total Annual Fund Operating Expenses (After Waiver) listed above.

The examples below are intended to help you compare the cost of investing in Special Equity Fund versus Golden Core Opportunities Fund, both before and after the Merger, and are for illustration only.  The examples below show the total fees and expenses you would pay on a $10,000 investment over the identified periods.  The examples assume a 5% average annual return, the imposition of the maximum sales charge (if any) currently applicable to each class of each Fund, any contractual fee waiver or expense reimbursements, the reinvestment of all dividends and distributions, and that each Fund’s operating expenses are the same as described in the tables above.  Your actual costs may be higher or lower.

Example of Fund Expenses

Special Equity Fund
Assuming Redemption at End of Period						Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class IS	Class B	Class C
1 year	$733	$743	$343	$143	$168	$243	$243
3 years	$1,065	$1,048	$748	$443	$520	$748	$748
5 years	$1,420	$1,480	$1,280	$766	$897	$1,280	$1,280
10 years	$2,417	$2,550	$2,736	$1,680	$1,955	$2,550	$2,736

Golden Core Opportunities Fund
Assuming Redemption at End of Period					Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$1,079	$1,108	$708	$511	$608	$608
3 years	$2,082	$2,103	$1,803	$1,530	$1,803	$1,803
5 years	$3,078	$3,171	$2,971	$2,548	$2,971	$2,971
10 years	$5,537	$5,653	$5,781	$5,082	$5,653	$5,781

Golden Core Opportunities Fund Pro Forma (assuming the Merger with Special Equity Fund had occurred at beginning of periods shown)
Assuming Redemption at End of Period					Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$719	$728	$328	$127	$228	$228
3 years	$1,051	$1,034	$734	$428	$734	$734
5 years	$1,436	$1,497	$1,297	$783	$1,297	$1,297
10 years	$2,513	$2,646	$2,831	$1,784	$2,646	$2,831

  Who will be the Investment Advisor, Investment Sub-Advisor and Portfolio Manager of my Fund after the Merger?  What will the advisory fee and sub-advisory fee be after the Merger?

Management of the Funds

The overall management of each of Special Equity Fund and Golden Core Opportunities Fund is supervised by the Board of Trustees of Evergreen Select Equity Trust and Evergreen Equity Trust, respectively.

Investment Advisor

Evergreen Investment Management Company, LLC (“EIMC”) is the investment advisor to both Special Equity Fund and Golden Core Opportunities Fund, and EIMC will continue to be the investment advisor to Golden Core Opportunities Fund following the Merger. The following are some key facts about EIMC:

EIMC is a subsidiary of Wachovia Corporation (“Wachovia”), the fourth largest bank holding company in the United States, with $782.9 billion in consolidated assets as of December 31, 2007.

EIMC has been managing mutual funds and private accounts since 1932.

EIMC managed over $112.9 billion in assets for the Evergreen funds as of December 31, 2007.

EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Sub-advisor to Golden Core Opportunities Fund

Golden Capital Management, LLC (“Golden Capital”) is the sub-advisor to the Golden Core Opportunities Fund, and manages the Golden Core Opportunities Fund’s investments on a day-to-day basis. Following are some key facts about Golden Capital:

Golden Capital was founded in 1999 by Greg W. Golden, currently President, CEO and member of the investment team, and Jeffrey C. Moser, currently Chief Operating Officer and member of the investment team.

Golden Capital manages approximately $5 billion in assets as of June 30, 2007.

Golden Capital is located at 5 Resource Square, Suite 150, 10715 David Taylor Drive, Charlotte, North Carolina 28262.

Wachovia Alternative Strategies, Inc., a wholly owned subsidiary of Wachovia, owns a 45% minority interest in Golden Capital.

Portfolio Manager

The day-to-day management of Golden Core Opportunities Fund is handled by:

John R. Campbell, CFA, a portfolio manager for Golden Capital. He has been with Golden Capital since 2006. Prior to joining Golden Capital, Mr. Campbell served as Vice President - Investment Management at Placemark Investments from 2001 to 2006. Mr. Campbell has managed the Fund since its inception.

Golden Core Opportunities Fund’s Statement of Additional Information (SAI) contains additional information about the Fund’s portfolio manager, including other accounts he manages, his ownership of Fund shares and elements of his compensation.

Advisory Fees

For its management and supervision of the daily business affairs of Golden Core Opportunities Fund, the Fund pays EIMC a fee at an annual rate equal to:

  0.80% of the first $1 billion of average daily net assets of the Fund; plus
  0.75% of the next $500 million of average daily net assets of the Fund; plus
  0.70% of the average daily net assets of the Fund over $1.5 billion.

Sub-Advisory Fees

For its management and supervision of the daily business affairs of Golden Core Opportunities Fund, EIMC, and not Golden Core Opportunities Fund, pays Golden Capital a fee at an annual rate equal to:

0.45% of the first $1 billion of average daily net assets of the Fund; plus 0.35% of the average daily net assets of the Fund over $1 billion.

  Are there any legal proceedings pending against the Evergreen funds and/or EIMC?

                Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, Evergreen Investment Services, Inc. (“EIS”), Evergreen Service Company, LLC (“ESC” and together with EIMC and EIS, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and have paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

            In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

            Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

  What will be the primary federal income tax consequences of the Merger?

It is intended that the Merger will be tax-free to shareholders for federal income tax purposes, although this result is not free from doubt.  This means that neither shareholders nor the Funds will recognize a gain or loss directly as a result of the Merger.  However, because the Merger will end the tax year of Special Equity Fund, the Merger may accelerate taxable distributions from Special Equity Fund to shareholders.

The cost basis and holding period of shares in Special Equity Fund will carry over to the shares in Golden Core Opportunities Fund you receive as a result of the Merger.  At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to the shareholder for federal income tax purposes if the shareholder holds the shares in a taxable account.

A substantial portion of the securities held by Special Equity Fund is expected to be disposed of in connection with the Merger. This could result in additional portfolio transaction costs and increased taxable distributions to shareholders of Special Equity Fund.  The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and Special Equity Fund’s basis in such assets.  Any net capital gain recognized in any such sales that occur prior to the Merger will be distributed to Special Equity Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders.  As of May 19, 2008, Special Equity Fund had unrealized losses equal to approximately 3.65% of its net assets, or $0.41 per share. These figures are approximate and are likely to change by the date of the Merger.

In addition, since the shareholders of Special Equity Fund will receive shares of Golden Core Opportunities Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in Golden Core Opportunities Fund’s assets, as well as any taxable gains realized by Golden Core Opportunities Fund but not distributed to its shareholders prior to the Merger, when such gains are eventually distributed by Golden Core Opportunities Fund.  As of May 19, 2008, Golden Core Opportunities Fund had net built-in (unrealized) gains equal to approximately 3.34% of its net assets, or $0.34 per share. These figures are approximate and are likely to change by the date of the Merger.

Prior to the closing of the Merger, Special Equity Fund will, and Golden Core Opportunities Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders.

Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

RISKS

  What are the principal risks of investing in each Fund?

An investment in each Fund is subject to certain risks.  There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment goal. An investment in a mutual fund is not a deposit with a bank; is not insured, endorsed or guaranteed by the FDIC or any government agency; and is subject to investment risks, including possible loss of your original investment. Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money. The following tables and discussions highlight the principal risks associated with an investment in each of the Funds.

Special Equity Fund	Golden Core Opportunities Fund
Each Fund is subject to Stock Market Risk.

Your investment in a Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the dividend yield, total return earned on, and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield, total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well.

Special Equity Fund	Golden Core Opportunities Fund
Each Fund is subject to Investment Style Risk.

Different types of securities -- such as growth style or value style securities -- tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund's performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Special Equity Fund	Golden Core Opportunities Fund
Each Fund is subject to Market Capitalization Risk.

Companies of different sizes may respond differently to various economic or market conditions and to other factors. As a result, a Fund that invests primarily in companies in a particular market capitalization range, for example, large-, medium-, or small-capitalization ranges, may underperform a Fund that invests more broadly or that invests primarily in companies of a different market capitalization.

Special Equity Fund	Golden Core Opportunities Fund
Each Fund is subject to Small- and Medium-sized Companies Risk.

Investments in small- and medium-sized companies may be significantly more volatile, more vulnerable to adverse developments, less liquid, and more difficult to establish or close out at prevailing market prices than investments in larger companies. There also may be less publicly available information about the securities of smaller companies or less market interest in such securities. Such companies may also be dependent on a small management group, may have little or no operating history or track record of success, and may have limited product lines, markets and financial resources. The securities of small- and medium-sized companies may trade less frequently and in smaller volume than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

Special Equity Fund	Golden Core Opportunities Fund
The Fund is not subject to Smaller Number of Investments Risk.	The Fund is subject to Smaller Number of Investments Risk.

Since Golden Core Opportunities Fund tends to invest in a smaller number of stocks than do many other similar mutual funds, changes in the value of individual stocks may have a larger impact on the Fund's net asset value than if the Fund were more broadly invested. Special Equity Fund tends to invest more broadly.

  What are some of the other strategies and risks associated with each Fund?

Special Equity Fund may invest up to 10% of its assets in foreign securities.  Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Income the Fund receives from its investments in foreign securities may be subject to withholding and other taxes, in which case the Fund’s yield would be reduced. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of the Fund’s investments in certain foreign countries. Foreign settlement procedures and trade regulations may involve increased risk (such as delay in payment or delivery of securities) or risks not present in the settlement of domestic investments. Legal remedies available to investors may be more limited in foreign markets. The Fund may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

Special Equity Fund may, but will not necessarily, use derivatives. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. The Fund’s use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by the Fund’s investment adviser. The Fund’s use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives transactions can create investment leverage, may be highly volatile and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

Each Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions.  This strategy is inconsistent with the Funds’ principal investment strategies and investment goal, and if employed, could result in lower returns and loss of market opportunity.

                Both Funds generally do not take portfolio turnover into account when making investment decisions.  Therefore, the Funds could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Fund and its shareholders.  It may also result in a Fund realizing greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income except to shareholders holding Fund shares in retirement plans.  Each Fund lists its portfolio turnover rates in the table in the “Financial Highlights” section of its prospectus.

MERGER INFORMATION

Reasons for the Merger

Special Equity Fund and Golden Core Opportunities Fund have comparable investment objectives, and may invest in comparable securities. Golden Core Opportunities Fund pays a lower advisory fee than does Special Equity Fund and is expected to have a lower expense ratio after the Merger than Special Equity Fund’s current expense ratio. The Merger should provide Special Equity Fund shareholders with a comparable investment opportunity, in a lower cost Fund.

At a meeting held on June 11, 2008 and June 12, 2008, the Trustees of Evergreen Select Equity Trust, including all of the Independent Trustees, considered and unanimously approved the Merger; they determined that the Merger was in the best interests of Special Equity Fund and that the interests of existing shareholders of Special Equity Fund would not be diluted as a result of the transactions contemplated by the Merger.

Before approving the Plan, the Trustees reviewed information about the Funds and the proposed Merger.  These materials set forth a comparison of various factors, such as the relative sizes of the Funds as well as the similarity of the Funds’ investment goals, principal investment strategies and specific portfolio characteristics.

The Trustees considered that Special Equity Fund has experienced relatively unfavorable investment performance in recent years.  The Trustees considered that, although Golden Core Opportunities Fund has only been in operations for a short period of time, the performance of the Golden Small Cap Core Portfolio Composite, a composite return of securities  with investment policies similar to that of Golden Core Opportunities Fund, is substantially more favorable than that of Special Equity Fund, taking into account the differences in expenses. They considered EIMC’s expectation that Special Equity Fund will decrease in size in the foreseeable future and EIMC’s belief that Golden Core Opportunities Fund has a greater potential for increase in size over time than does Special Equity Fund, which may result in economies of scale leading to a reduced expense ratio and the possibility of increased returns.

The Trustees noted that the expense ratio of the combined fund after the Merger is expected to be lower than Special Equity Fund’s current expense ratio giving effect to the contractual fee waiver that would be in effect after the Merger, and considerably lower than what the expense ratio of Special Equity Fund would likely become as a result of its expected decrease in net assets if the Merger were not to occur.

In addition, the Trustees, including the Independent Trustees, considered among other things:

the terms and conditions of the Merger and the Plan and concluded that they were fair and reasonable;

that EIMC or one of its affiliates will bear the expenses incurred by Special Equity Fund and Golden Core Opportunities Fund in connection with the Merger and concluded that the Funds would not be negatively impacted by the expenses of the Merger being borne by EIMC or one of its affiliates;

that the Merger is expected to be tax-free for federal income tax purposes;

the relative tax situations of Special Equity Fund and Golden Core Opportunities Fund and the resulting tax impact of the Merger on shareholders, and concluded that (i) the tax costs to shareholders resulting from the Merger, if any, might be expected to be outweighed by the anticipated benefits of the Merger and (ii) the likely tax effects of the Merger on Special Equity Fund shareholders should not be seen, in light of all the aspects of the proposed Merger, as dilutive of Special Equity Fund shareholders’ interests; and

alternatives available to shareholders of Special Equity Fund, including the ability to redeem their shares.

During their consideration of the Merger, the Independent Trustees met separately with counsel to the Independent Trustees regarding the legal issues involved.

Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any anticipated benefits of the Merger will be realized, the Trustees concluded that the proposed Merger would be in the best interests of Special Equity Fund.

The Trustees of Evergreen Equity Trust also approved the Merger on behalf of Golden Core Opportunities Fund.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan (attached as Exhibit A hereto).

The Plan provides that Golden Core Opportunities Fund will acquire all of the assets of Special Equity Fund in exchange for shares of Golden Core Opportunities Fund and the assumption by Golden Core Opportunities Fund of all of the liabilities of Special Equity Fund on or about September 22, 2008 or such other date as may be agreed upon by the parties (the “Closing Date”).  Prior to the Closing Date, Special Equity Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable as of the Closing Date.

The number of full and fractional shares of each class of Golden Core Opportunities Fund to be received by the shareholders of each class of Special Equity Fund will be determined by multiplying the number of full and fractional shares outstanding of each class of Special Equity Fund by the ratio computed by dividing the net asset value per share of that class of shares of Special Equity Fund by the net asset value per share of the class of shares of Golden Core Opportunities Fund to be received by shareholders of that class.  In addition, at or prior to the Closing Date, Special Equity Fund will have declared a dividend and distribution which, together with all previous dividends and distributions, shall have the effect of distributing to Special Equity Fund’s shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) substantially all of Special Equity Fund’s net investment company taxable income (computed without regard to any deduction for dividends paid) for all taxable periods ending on or prior to the Closing Date, and all of its net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction by any available capital loss carryforwards).

Computations will take place as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on the business day immediately before the Closing Date (the “Valuation Date”). The net asset value per share of each class will be determined separately by dividing assets, less liabilities attributable to the respective class by the total number of outstanding shares.

State Street Bank and Trust Company, the custodian for the Funds, will compute the value of each Fund’s respective portfolio of securities.

As soon after the Closing Date as conveniently practicable, Special Equity Fund will liquidate and distribute pro rata to Special Equity Fund shareholders of record as of the close of business on the Valuation Date the full and fractional shares of Golden Core Opportunities Fund received by Special Equity Fund.  The liquidation and distribution will be accomplished by establishing an account for each Special Equity Fund shareholder on Golden Core Opportunities Fund’s records maintained by its transfer agent.  Each account will receive the number of full and fractional shares of Golden Core Opportunities Fund due to such shareholder of Special Equity Fund.  In connection with the Merger, all issued and outstanding shares of Special Equity Fund, including those represented by certificates, will be canceled. Golden Core Opportunities Fund will not issue certificates representing its shares in connection with the Merger. It is necessary for shareholders to return their Special Equity Fund’s share certificates. Failure to return share certificates may limit your ability to redeem or exchange the Golden Core Opportunities Fund shares you receive in connection with the Merger.  The shares of Golden Core Opportunities Fund to be issued will have no preemptive or conversion rights.  After these distributions and the winding up of its affairs, Special Equity Fund will be terminated as a series of Evergreen Select Equity Trust.

The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by Special Equity Fund’s shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to certain matters referred to in “Federal Income Tax Consequences” below.  Notwithstanding the approval by Special Equity Fund’s shareholders, the Plan may be terminated (a) by the mutual agreement of Special Equity Fund and Golden Core Opportunities Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

Whether or not the Merger is consummated, EIMC or one of its affiliates will pay all expenses incurred by Special Equity Fund and Golden Core Opportunities Fund in connection with the Merger (including the cost of any proxy solicitor).  No portion of the expenses incurred in connection with the Merger, except portfolio transaction costs incurred in purchasing or disposing of securities, will be borne directly or indirectly by Special Equity Fund, Golden Core Opportunities Fund or their respective shareholders.

If Special Equity Fund’s shareholders do not approve the Merger, the Trustees may consider other possible courses of action in the best interests of Special Equity Fund and its shareholders.

Federal Income Tax Consequences

The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  As a condition to the closing of the Merger, Special Equity Fund and Golden Core Opportunities Fund will receive an opinion from Ropes & Gray LLP to the effect that, although not free from doubt, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

  (1)          The transfer of all of the assets of Special Equity Fund solely in exchange for shares of Golden Core Opportunities Fund and the assumption by Golden Core Opportunities Fund of all of the liabilities of Special Equity Fund followed by the distribution of Golden Core Opportunities Fund shares to the shareholders of Special Equity Fund in liquidation of Special Equity Fund will constitute a “reorganization” within the meaning of section 368(a) of the Code, and Golden Core Opportunities Fund and Special Equity Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(2)           Under Section 1032 of the Code, no gain or loss will be recognized by Golden Core Opportunities Fund upon the receipt of the assets of Special Equity Fund solely in exchange for the shares of Golden Core Opportunities Fund and the assumption by Golden Core Opportunities Fund of all of the liabilities of Special Equity Fund;

(3)           Under Section 361 of the Code, no gain or loss will be recognized by Special Equity Fund on the transfer of its assets to Golden Core Opportunities Fund in exchange for Golden Core Opportunities Fund’s shares and the assumption by Golden Core Opportunities Fund of all of the liabilities of Special Equity Fund or upon the distribution (whether actual or constructive) of Golden Core Opportunities Fund’s shares to Special Equity Fund’s shareholders in exchange for their shares of Special Equity Fund;

(4)           Under Section 354 of the Code, no gain or loss will be recognized by Special Equity Fund’s shareholders upon the exchange of their shares of Special Equity Fund for shares of Golden Core Opportunities Fund in liquidation of Special Equity Fund;

(5)           Under Section 358 of the Code, the aggregate tax basis of the shares of Golden Core Opportunities Fund received by each shareholder of Special Equity Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of Special Equity Fund exchanged therefor;

(6)           Under Section 1223(1) of the Code, the holding period of the shares of Golden Core Opportunities Fund received by each shareholder of Special Equity Fund will include the period during which the shares of Special Equity Fund exchanged therefor were held by such shareholder (provided that the shares of Special Equity Fund were held as a capital asset on the date of the Merger);

(7)           Under Section 362(b) of the Code, Golden Core Opportunities Fund’s tax basis in the assets of Special Equity Fund acquired by Golden Core Opportunities Fund in the Merger will be the same as the tax basis of such assets in the hands of Special Equity Fund immediately prior to the Merger;

(8)           Under Section 1223(2) of the Code, the holding period in the hands of Golden Core Opportunities Fund of the assets of Special Equity Fund acquired by Golden Core Opportunities Fund in the Merger will include the period during which the assets were held by Special Equity Fund; and

(9)           Golden Core Opportunities Fund will succeed to and take into account the items of Special Equity Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

            Ropes & Gray LLP will express no view with respect to the effect of the Merger on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

            The opinion will be based on certain factual certifications made by officers of Special Equity Fund and Golden Core Opportunities Fund and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent; it is possible that the IRS could disagree with Ropes & Gray LLP’s opinion.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts.  If the Merger is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of Special Equity Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Special Equity Fund shares and the fair market value of Golden Core Opportunities Fund shares he or she received.  Shareholders of Special Equity Fund should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances.  Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of Special Equity Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Merger.

A substantial portion of the securities held by Special Equity Fund is expected to be disposed of in connection with the Merger. This could result in additional portfolio transaction costs to Special Equity Fund and increased taxable distributions to shareholders of Special Equity Fund.  The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and Special Equity Fund’s basis in such assets.  Any net capital gain recognized in any such sales that occur prior to the Merger will be distributed to Special Equity Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders.   As of May 19, 2008, Special Equity Fund had unrealized losses of approximately 3.65% of its net assets, or $0.41 per share. These figures are approximate and are likely to change by the date of the Merger.

In addition, since the shareholders of Special Equity Fund will receive shares of Golden Core Opportunities Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in Golden Core Opportunities Fund’s assets, as well as any taxable gains realized by Golden Core Opportunities Fund but not distributed to its shareholders prior to the Merger, when such gains are eventually distributed by Golden Core Opportunities Fund.  As of May 19, 2008, Golden Core Opportunities Fund’s net built-in (unrealized) gains equaled approximately 3.34% of its net assets, or $0.34 per share. These figures are approximate and are likely to change by the date of the Merger.

            Prior to the closing of the Merger, Special Equity Fund will, and Golden Core Opportunities Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger.

                If the Merger had occurred on May 19, 2008, Golden Core Opportunities Fund’s ability to carry forward and use pre-Merger capital losses of either Fund would not have been limited to a significant degree by the loss limitation rule of sections 382 and 383 of the Code. As of May 19, 2008, Special Equity Fund and Golden Core Opportunities Fund had capital loss carryforwards of approximately $3.5 and $.1 million (representing net assets of 4.68% for Special Equity Fund and 2.17% for Golden Core Opportunities Fund), respectively.  If the Merger had occurred on May 19, 2008, the combined fund would have a total capital loss carryforward equal to approximately 4.52% of its net assets. These figures are approximate and are likely to change by the date of the Merger.  Under section 384 of the Code, for the five years beginning on the closing date of the Merger, Golden Core Opportunities Fund will not be allowed to offset capital gains built in to either Fund at the time of the Merger with capital losses built in to the other Fund.  As of May 19, 2008, neither Fund had any built-in capital gains.  Finally, under Code Section 381, for the taxable year of the Merger, only that percentage of Golden Core Opportunities Fund's capital gain net income for such taxable year (excluding capital loss carryforwards) equal to the percentage of its year that remains following the Merger can be reduced by Special Equity Fund’s capital loss carryforwards (as otherwise limited under Code Sections 382 through 384).

Pro Forma Capitalization

The following table sets forth the capitalizations of each of Special Equity Fund and Golden Core Opportunities Fund as of June 30, 2008, and the capitalization of Golden Core Opportunities Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value.  The pro forma data reflects an exchange ratio of approximately  1.11, 1.03, 1.03, 1.16 and 1.12 for each of Class A, Class B, Class C, Class I and Class A shares, respectively, of Golden Core Opportunities Fund issued for each Class A, Class B, Class C, Class I, and Class IS share, respectively, of Special Equity Fund.  Golden Core Opportunities Fund will be the accounting survivor following the Merger.

	Special Equity Fund	Golden Core Opportunities Fund	Pro Forma Adjustments	Golden Core Opportunities Fund (Pro Forma) (assuming the Merger had occurred)
Net Assets
Class A	$23,320,252	$556,283	$1,889,951	$25,766,486
Class B	$7,361,960	$558,982		$7,920,942
Class C	$5,545,738	$499,233		$6,044,971
Class I	$29,682,522	$3,377,349		$33,059,871
Class IS	$1,889,951	N/A	($1,889,951)	N/A
Total Net Assets	$67,800,423	$4,991,847	$0	$72,792,270
Net Asset Value Per Share
Class A	$10.54	$9.50		$9.50
Class B	$9.78	$9.48		$9.48
Class C	$9.78	$9.48		$9.48
Class I	$11.04	$9.51		$9.51
Class IS	$10.61	N/A		N/A
Shares Outstanding
Class A	2,211,943	58,547	441,350	2,711,840
Class B	752,526	58,960	23,995	835,481
Class C	567,097	52,645	17,713	637,455
Class I	2,688,272	354,993	431,675	3,474,940
Class IS	178,172	N/A	(178,172)	N/A
Total Shares Outstanding	6,398,010	525,145	736,561	7,659,716

The table set forth above assumes the merger was consummated on June 30, 2008, and is for informational purposes only.  No assurance can be given as to how many shares of Golden Core Opportunities Fund will be received by the shareholders of Special Equity Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Golden Core Opportunities Fund that actually will be received on or after such date.  The actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the Valuation Date.

Distribution of Shares

                EIS acts as principal underwriter of the shares of Special Equity Fund and Golden Core Opportunities Fund.  EIS distributes each Fund’s shares directly or through broker-dealers, banks (including Wachovia Bank, N.A.), or other financial intermediaries.  Special Equity Fund offers five classes of shares: Class A, Class B, Class C, Class I and Class IS. Golden Core Opportunities Fund offers four classes of shares: Class A, Class B, Class C and Class I.  Each class has a separate distribution arrangement and bears its own distribution expenses. (See “Distribution-Related and Shareholder Servicing-Related Expenses” below).

In the proposed Merger, Special Equity Fund shareholders will receive shares of Golden Core Opportunities Fund having the same class designation (except for Special Equity Fund’s Class IS shareholders) and the same arrangements with respect to the imposition of Rule 12b-1 distribution and service fees as the shares they currently hold. Shareholders of Special Equity Fund’s Class IS shares will receive Class A shares of Golden Core Opportunities Fund which have the same arrangement as the Class IS shares with respect to the imposition of Rule 12b-1 distribution and service fees.  Because the Merger will be effected at net asset value without the imposition of a sales charge, Special Equity Fund shareholders will receive Golden Core Opportunities Fund shares without paying any front-end sales charge or CDSC as a result of the Merger.  Golden Core Opportunities Fund Class B and Class C shares received by Special Equity Fund shareholders as a result of the Merger will continue to be subject to a CDSC upon subsequent redemption, but the CDSC will be based on the date of the original purchase of Special Equity Fund shares and will be subject to the CDSC schedule applicable to Special Equity Fund shares on the date of the original purchase of such shares.

The following is a summary description of the charges and fees applicable to the Class A, Class B, Class C, and Class I shares of Golden Core Opportunities Fund.  More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in each Fund’s prospectus and statement of additional information.

Class A Shares.  Class A shares may pay a front-end initial sales charge of up to 5.75% of the offering price and, as indicated below, are subject to distribution-related fees.  For a description of the front-end sales charge applicable to the purchase of Class A shares see “How to Choose the Share Class that Best Suits You” in the prospectus of Golden Core Opportunities Fund.  No front-end sales charge will be imposed on Class A shares of Golden Core Opportunities Fund received by Special Equity Fund shareholders as a result of the Merger. In addition, former Class IS shareholders of Special Equity Fund who receive Class A shares of Golden Core Opportunities Fund in the Merger will not incur any sales charge on subsequent purchase of Class A shares.

Class B Shares.  Class B shares are sold without a front-end sales charge but are subject to a CDSC, which ranges from 5.00% to 1.00% if shares are redeemed within six years.  In addition, Class B shares are subject to distribution-related fees and shareholder servicing-related fees as described below.  Class B shares automatically convert to Class A shares after eight years.  For purposes of determining when Class B shares issued in the Merger to shareholders of Special Equity Fund will convert to Class A shares, the holding period of the shares of Golden Core Opportunities Fund received by each shareholder of Special Equity Fund will include the period during which the shareholder held Class B shares of Special Equity Fund.

Class B shares are subject to higher distribution-related fees than the corresponding Class A shares on which a front-end sales charge is imposed (until they convert to Class A shares).  The higher distribution-related fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares of the Fund.

Class C Shares.  Class C shares are sold without a front-end sales charge and are subject to distribution-related and shareholder servicing-related fees.  Class C shares are subject to a 1.00% CDSC if such shares are redeemed within one year.  Class C shares issued to shareholders of Special Equity Fund in connection with the Merger will continue to be subject to the CDSC schedule in place at the time of their original purchase.  Class C shares incur higher distribution-related fees than Class A shares, but unlike Class B shares, do not convert to any other class of shares.

Class I Shares.  Class I shares are sold at net asset value without any front-end sales charges or CDSC and are not subject to distribution-related fees.  Class I shares are only available to certain classes of investors as is more fully described in the prospectus for the Fund.

Additional information regarding the classes of shares of each Fund is included in each Fund’s prospectus and statement of additional information.

Distribution-Related and Shareholder Servicing-Related Expenses.  Each Fund has adopted a Rule 12b-1 plan with respect to its Class A shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of the average daily net assets attributable to the class.  Payments with respect to Class A shares are currently limited to 0.25% of the average daily net assets attributable to the class. This amount may be increased to the full plan rate for each Fund by the Trustees without shareholder approval.

            Each Fund has also adopted a Rule 12b-1 plan with respect to its Class B and Class C shares under which each class may pay for distribution-related expenses at an annual rate which may not exceed 1.00% of the average daily net assets attributable to the class.  Of the total 1.00% Rule 12b-1 fees, up to 0.25% may be for payment with respect to shareholder services.  Consistent with the requirements of Rule 12b-1 and the applicable rules of FINRA Regulation, following the Merger, Golden Core Opportunities Fund may make distribution-related and shareholder servicing-related payments with respect to Special Equity Fund shares sold prior to the Merger.

            Special Equity Fund has adopted a Rule 12b-1 plan with respect to its Class IS shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of the average daily net assets attributable to the class.  Payments with respect to Class IS shares are currently limited to 0.25% of average daily net assets attributable to the class.  This amount may be increased to the full plan rate for Special Equity Fund shares sold prior to the Merger.

No Rule 12b-1 plan has been adopted for the Class I shares of either Fund.

                Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its prospectus and statement of additional information.

Calculating the Share Price

            The value of one share of a Fund, also known as the net asset value (NAV), is calculated by adding up the Fund’s total assets, subtracting all liabilities, and then dividing the result by the total number of shares outstanding. A separate NAV is calculated for each class of shares of a Fund. A Fund’s NAV is normally calculated using the value of the Fund’s assets as of 4:00 p.m. ET on each day the New York Stock Exchange (NYSE) is open for regular trading.  The Evergreen funds reserve the right to adjust the time that a Fund calculates its NAV if the NYSE closes earlier than 4:00 p.m. ET or under other unusual circumstances.

            The price per share that you pay when you purchase shares of a Fund, or the amount per share that you receive when you sell shares of a Fund, is based on the next NAV calculated after your purchase or sale order is received (after taking into account any applicable sales charges) and all required information is provided.

Valuing a Fund's Investments

            A Fund must determine the value of the securities in its portfolio in order to calculate its NAV. A Fund generally  values portfolio securities by using current market prices.  Money market securities and short-term debt securities that mature in 60 days or less, however, are generally valued at amortized cost, which approximates market value.

            Valuing securities at a “fair value.” If a market price for a security is not readily available or is deemed unreliable, a Fund will use a “fair value” of the security as determined under policies established and reviewed periodically by the Board of Trustees. Although intended to approximate the actual value at which securities could be sold in the market, the fair value of one or more of the securities in a Fund’s portfolio could be different from the actual value at which those securities could be sold in the market.

            The following paragraphs identify particular types of securities that are often fair valued.  While the Evergreen funds’ fair value policies apply to all of the Evergreen funds, the amount of any particular Fund’s portfolio that is fair valued will vary based on, among other factors, the Fund’s exposure to these types of securities. Since certain Funds invest a substantial amount of their assets in certain of these types of securities, it is possible that fair value prices will be used by a Fund to a significant extent.

            Securities that trade on foreign exchanges and on days when a Fund does not price its shares. Because certain of the securities in which a Fund may invest (e.g., foreign securities that trade on foreign exchanges) may trade on days when the Fund does not price its shares (e.g., days the NYSE is closed), the value of securities the Fund holds may change on days when shareholders will not be able to purchase or sell shares of the Fund. Accordingly, the price of the Fund’s shares will not reflect any such changes until the Fund’s NAV is next calculated. In addition, even on days when the NYSE is open, many foreign exchanges close substantially before 4:00 p.m. ET, and events occurring after such foreign exchanges close may materially affect the values of securities traded in those markets. Therefore, closing market prices for foreign securities may not reflect current values as of the time a Fund values its shares. In such instances, a Fund may fair value such securities.

            Securities quoted in foreign currencies. A Fund that holds securities quoted in foreign currencies will convert such prices into U.S. dollars. Changes in the values of those currencies in relation to the value of the U.S. dollar will affect the Fund’s NAV. Since a Fund normally converts foreign prices into U.S. dollars using exchange rates determined at 2:00 p.m. ET each day the Fund’s NAV is calculated, any changes in the value of a foreign currency after 2:00 p.m. ET normally will not be reflected in the Fund’s NAV that day. However, if an event or development occurs after 2:00 p.m. ET that materially affects a foreign exchange rate, a Fund may value foreign securities in accordance with a later exchange rate.

            Debt securities with more than 60 days to maturity. A Fund will generally value debt securities that mature in more than 60 days for which market prices are unavailable by using matrix pricing or other methods, provided by an independent pricing service or other service, that typically take into consideration such factors as similar security prices, yields, maturities, liquidity and ratings.

Small Account Fee

            The Funds reserve the right to assess a $15 annual low balance fee on each Fund account with a value of less than $1,000.  The Funds will not assess this fee on: (i) accounts established under a Systematic Investment Plan (SIP), including IRAs, that have a value of less than $1,000 if the account is less than one year old, (ii) accounts established in connection with the conversion of Class B shares to Class A shares, (iii) employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, or (iv) other accounts as may be determined from time to time by the Funds.  The Funds will notify a shareholder prior to assessing this fee, so that the shareholder can increase his account balance above the minimum, consolidate his accounts, or liquidate his account. A shareholder may take these actions at any time by contacting his investment professional or Evergreen.

Purchase and Redemption Procedures

                Information concerning applicable sales charges and distribution-related and shareholder servicing-related fees is provided above.

The minimum initial purchase requirement for Class A, Class B and Class C shares of each Fund is $1,000 while the minimum initial purchase requirement for Class I and Class IS shares is $1,000,000.  There is no minimum for subsequent purchases of shares of either Fund.  For more information, see “Shareholder Transactions – Minimum Investments” in each Fund’s prospectus.  Each Fund provides for telephone, mail or wire redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption request on each day the NYSE is open for trading.  Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if the account balance falls below the minimum initial purchase amount due to shareholder transactions.

All funds invested in each Fund are invested in full and fractional shares.  The Funds reserve the right to reject any purchase order.   Additional information concerning purchases and redemptions of shares, including how each Fund’s net asset value is determined, and the tax consequences of investing in the Funds is contained in each Fund’s prospectus and statement of additional information.

Short-Term Trading Policy

                Excessive short-term trading in a Fund’s shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise negatively impact on, the value of the Fund’s shares held by long-term shareholders.

To limit the negative effects of short-term trading on the Fund, the Fund’s Board of Trustees has adopted certain restrictions on trading by investors.  If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen fund, that investor is “blocked” from purchasing shares of that fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption.  The short-term trading policy does not apply to:

Money market funds;

Evergreen Adjustable Rate Fund;

Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;

Rebalancing transactions within certain asset allocation or “wrap” programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;

Purchases by a “fund of funds” into the underlying fund vehicle and purchases by 529 Plans;

Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and

Purchases below $5,000 (including purchases that are a part of an exchange transaction).

While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor’s investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders.  In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor’s trades, and the length of time the investment is held, along with other factors.

There are certain limitations on the Fund’s ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans.  Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund.  The Fund may be unable to compel financial intermediaries to apply the Fund’s short-term trading policy described above.  The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies.  The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund’s short-term trading policy or an acceptable alternative.  Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund’s trading restrictions may occur despite the Fund’s efforts to prevent them.

Exchange Privileges

Holders of shares of a class of each Fund may exchange their shares for shares of the same class of any other Evergreen fund.  No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Evergreen fund must amount to at least $1,000 for Classes A, B and C shares and $1,000,000 for Class I and Class IS shares.  Also, an exchange is considered both a sale and a purchase of shares and may create a taxable event.  Further information regarding the current exchange privileges, the requirements and limitations attendant thereto, and the tax implications are described in each Fund’s prospectus and statement of additional information.

Dividend Policy

Both Funds distribute their investment company taxable income annually and their net realized gains at least annually to shareholders of record on the dividend record date.  Unless a shareholder chooses otherwise on the account application, all dividend, capital gain and other distribution payments made by the Fund will be reinvested in additional shares of the Fund.  Other options are: (i) to reinvest dividends earned in one Fund into an existing account in another Evergreen fund in the same share class and same registration automatically, with capital gains reinvested in the original fund; (ii) to reinvest capital gains but receive all ordinary income dividend distributions in cash; or (iii) to receive all distributions in cash.  See each Fund’s prospectus for further information concerning dividends and distributions.

After the Merger, shareholders of Special Equity Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Golden Core Opportunities Fund reinvested in shares of Golden Core Opportunities Fund.  Shareholders of Special Equity Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Golden Core Opportunities Fund in cash after the Merger, although they may, after the Merger, elect to have such dividends and/or distributions reinvested in additional shares of Golden Core Opportunities Fund.

Both Golden Core Opportunities Fund and Special Equity Fund have qualified and intend to continue to qualify to be treated as regulated investment companies under the Code.  To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income.  While so qualified, so long as the Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed.  A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year.  Each Fund anticipates meeting such distribution requirements.

INFORMATION ON SHAREHOLDERS’ RIGHTS

Form of Organization

Special Equity Fund and Golden Core Opportunities Fund are series of Evergreen Select Equity Trust and Evergreen Equity Trust, respectively, which are open-end management investment companies registered with the SEC under the 1940 Act, and which continuously offer shares to the public.  Each Trust is organized as a Delaware statutory trust and is governed by its respective Amended and Restated Agreement and Declaration of Trust (each referred to hereinafter as a “Declaration of Trust”), its Amended and Restated By-Laws (each referred to hereinafter as “By-Laws”), and applicable Delaware and federal law.

Capitalization

The beneficial interests in Golden Core Opportunities Fund and Special Equity Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share.  Each Fund’s governing documents permit the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval.  Fractional shares may be issued by either Fund.  Each Fund’s shares represent equal proportionate interests in the assets belonging to the Fund.  Except as otherwise required by the 1940 Act or other applicable law, shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees.  Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and, by Fund, as to matters, such as approval of or amendments to investment advisory agreements or proposed mergers, that affect only their particular Fund.

Shareholder Liability

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations.  Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists.  As a result, to the extent that the Trusts or shareholders of the Trusts are subject to the jurisdiction of a court that does not apply Delaware law, shareholders of the relevant Trust may be subject to liability. To guard against this risk, each Declaration of Trust (a) provides that any written obligation of such Trust may contain a statement that such obligation may only be enforced against the assets of the relevant Trust or the particular series in question and the obligation is not binding upon the shareholders of the relevant Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the relevant Trust.  Accordingly, the risk of a shareholder of Evergreen Select Equity Trust or Evergreen Equity Trust incurring financial loss beyond that shareholder’s investment because of shareholder liability should be limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the relevant Trust itself is unable to meet its obligations.

Shareholder Meetings and Voting Rights

Neither Fund is required to hold annual meetings of shareholders.  Neither Trust currently intends to hold regular shareholder meetings.  A meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holder(s) of at least 10% of the outstanding shares of the relevant Trust.  Each Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders.  Cumulative voting is not permitted.  Except when a larger quorum is required by applicable law, 25% of the outstanding shares of a Fund entitled to vote constitutes a quorum for consideration of a matter.  For each Fund, when a quorum is present a majority (greater than 50%) of the votes cast is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

Under each Declaration of Trust of the Trust, each share of Golden Core Opportunities Fund and Special Equity Fund, as applicable, is entitled to one vote for each dollar and a fractional vote for each fraction of a dollar, of net asset value applicable to such share.

Liquidation

In the event of the liquidation of Golden Core Opportunities Fund or Special Equity Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class.  In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

Under each Declaration of Trust, a Trustee is liable to the relevant Trust and its shareholders only for such Trustee’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee’s functions.  As provided in each Declaration of Trust, each Trustee of the relevant Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (i) did not act in good faith in the reasonable belief that such Trustee’s action was in or not opposed to the best interests of the relevant Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee’s duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee’s conduct was unlawful (collectively, “disabling conduct”).  A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or on a reasonable determination based on the facts by (a) a vote of a majority of a quorum of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion.  Each Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the relevant Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of each Trust’s Declaration of Trust, By-Laws and Delaware law and is not a complete description of those documents or law.  Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware law directly for more complete information.

VOTING INFORMATION CONCERNING THE MEETING

This prospectus/proxy statement is being sent to shareholders of Special Equity Fund in connection with the solicitation of proxies by the Trustees of Evergreen Select Equity Trust, to be used at the Meeting to be held at 11:00 a.m., Eastern time, on September 12, 2008, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, and at any adjournments thereof.  This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Special Equity Fund on or about August 13, 2008.  Only shareholders of record as of the close of business on June 30, 2008 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof. The costs incurred in connection with the solicitation of proxies and the costs of holding the Meeting will be borne by EIMC or one of its affiliates. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail, vote by telephone or the Internet, or attend the Meeting in person. (See the back of this prospectus/proxy statement for voting instructions.)

You can vote by returning your properly executed proxy card in the envelope provided.  When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) as you have indicated.  If no choice is specified, your shares will be voted FOR approval of the Plan.  If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of Special Equity Fund.  If any other matters about which Special Equity Fund did not have timely notice properly come before the meeting, authorization is given to the proxy holders to vote in accordance with the views of management of Special Equity Fund.  Abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, and will have the effect of a vote against the Plan.  Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.  In certain circumstances in which Special Equity Fund has received sufficient votes to approve a matter being recommended for approval by the Board of Trustees, Special Equity Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

Shareholders may revoke a proxy prior to the Meeting by giving timely written notice of such revocation to the Fund at the address above, by submitting a subsequent proxy timely and in accordance with the methods prescribed by this prospectus/proxy statement, or by attending the Meeting and voting in person.  Any shareholder who has returned a properly executed proxy card, including a broker who may hold shares on your behalf, has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person, by submitting a letter of revocation to the Trust prior to the date of the Meeting, by submitting a later dated and properly executed proxy card to the Trust prior to the date of the Meeting, or by telephone or Internet.  Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan.

Approval of the Merger will require the affirmative vote of a majority (greater than 50%) of Special Equity Fund’s shares voted and entitled to vote at the Meeting, assuming a quorum (at least 25% of the Fund’s shares entitled to vote) is present.

In voting on the Plan, all classes of Special Equity Fund will vote together as if they were a single class, and each share will be entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value applicable to such share.

            Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of EIMC, its affiliates or other representatives of Special Equity Fund (who will not be paid for their soliciting activities). In addition, The Altman Group, the Fund’s proxy solicitor, may make proxy solicitations and will receive compensation for seeking shareholder votes and answering shareholder questions in an amount estimated to be $40,000.  That cost and other expenses of the Meeting and the Merger will be paid by Evergreen Investment Management Company, LLC or one of its affiliates.

If Special Equity Fund shareholders do not vote to approve the Merger, the Trustees may consider other possible courses of action in the best interests of shareholders. In the event a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal.  They will vote against any such adjournment those proxies required to be voted against the proposal.  The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, either in person or by proxy; or in his or her discretion by the chair of the Meeting.  Abstentions and broker non-votes will not be voted on a motion to adjourn.

A shareholder who objects to the proposed Merger will not be entitled under either Delaware law or the Declaration of Trust to demand payment for, or an appraisal of, his or her shares.  However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares of Golden Core Opportunities Fund which they receive in the transaction at their then-current net asset value.  Shares of Special Equity Fund may be redeemed at any time prior to the consummation of the Merger.  Shareholders of Special Equity Fund may wish to consult their tax advisors as to any differing consequences of redeeming Fund shares prior to the Merger or exchanging such shares in the Merger.

Special Equity Fund does not hold annual shareholder meetings.  If the Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Evergreen Equity Trust at the address set forth on the cover of this prospectus/proxy statement so that they will be received by the Fund a reasonable period of time prior to the meeting.

The votes of the shareholders of Golden Core Opportunities Fund are not being solicited by this prospectus/proxy statement and are not required to carry out the Merger.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES.  Please advise Special Equity Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares.

Shareholder Information

For each class of Special Equity Fund’s shares entitled to vote at the meeting, the number of shares outstanding as of the Record Date was as follows:

Class of Shares	Number of Shares Outstanding and Entitled to Vote
Class A	2,232,516
Class B	752,482
Class C	575,238
Class I	2,691,763
Class IS	178,172
All Classes	6,430,171

As of the Record Date, the officers and Trustees of the Trusts owned as a group less than 1% of the outstanding shares of any class of each Fund.  Except as noted below in the table, to each Fund’s knowledge, no persons owned of record 5% or more of any class of shares of the respective Fund. Any shareholder who holds beneficially 25% or more of the outstanding common shares of a Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund.  Any entity controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote, including the vote to approve the Plan, and may be able to take action regarding the Fund without the consent or approval of the other shareholders.

Special Equity Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class (assuming the Merger had occurred)
Wachovia Bank 401(K) Accounts 1525 W WT Harris Blvd Charlotte, NC 28288-0001	A	136,849.397	6.13%	5.55%
Charles Schwab & Co Inc Special Custody Account Exclusive Benefit of Customers, Reinvest Acct 101 Montgomery St. San Francisco, CA 94104	A	112,416.784	5.04%	4.56%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	C	90,834.736	15.79%	14.50%
Wachovia Bank Cash Acct 401 S Tryon St. 3rd Floor Charlotte, NC 28202-1934	I	907,988.018	33.73%	30.29%
Wachovia Bank Reinvest Acct 401 S Tryon St. 3rd Floor Charlotte, NC 28202-1934	I	497,097.114	18.47%	16.58%
Wachovia Bank Cash/Reinvest Acct 401 S Tryon St. 3rd Floor Charlotte, NC 28202-1934	I	486,486.295	18.07%	16.23%
Wachovia Bank 401(K) Accounts 1525 W WT Harris Blvd Charlotte, NC 28288-0001	I	423,645.453	15.74%	14.13%
First Clearing, LLC Victor A Jones 1264 Thayer Dr. Asheboro, NC 27205-4143	IS	22,828.015	12.81%	0.93%

Golden Core Opportunities Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class (assuming the Merger had occurred)
Evergreen Attn: Lori Gibson 401 S Tryon St. Charlotte, NC 28288-0001	A	50,000.000	85.40%	1.83%
Evergreen Attn: Lori Gibson 401 S Tryon St. Charlotte, NC 28288-0001	B	50,000.000	84.80%	5.99%
Evergreen Attn: Lori Gibson 401 S Tryon St. Charlotte, NC 28288-0001	C	50,000.000	94.97%	7.74%
Evergreen Attn: Lori Gibson 401 S Tryon St. Charlotte, NC 28288-0001	I	350,000.000	98.59%	10.06%

THE TRUSTEES OF EVERGREEN SELECT EQUITY TRUST RECOMMEND APPROVAL OF THE PLAN. ANY PROPERLY EXECUTED PROXY CARDS RECEIVED WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

FINANCIAL STATEMENTS

The Merger SAI incorporates by reference the audited financial statements of Special Equity Fund as of September 30, 2007, including the financial highlights for the periods indicated therein and the report of KPMG LLP, the Fund’s independent registered public accounting firm, thereon.  The Merger SAI also incorporates by reference the unaudited financial statements of Special Equity Fund as of March 31, 2008, including the financial highlights for the periods indicated therein, the unaudited financial statements of Golden Core Opportunities Fund as of January 31, 2008, including the financial highlights for the periods indicated therein, and the unaudited financial statements of Golden Core Opportunities Fund as of June 30, 2008..  The Merger SAI includes unaudited pro forma financial statements.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of Golden Core Opportunities Fund will be passed upon by Richards, Layton & Finger, P.A., Wilmington, Delaware.

ADDITIONAL INFORMATION

Special Equity Fund and Golden Core Opportunities Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the SEC.  These items can be inspected and copies may be obtained at prescribed rates at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such filings may be available at the following Commission regional offices: 3 World Financial Center, Suite 400, New York, NY 10281-1022; 33 Arch Street, 23rd Floor, Boston, MA 02110-1424; 701 Market Street, Philadelphia, PA 19106-1532; 801 Brickell Ave., Suite 1800, Miami, FL 33131; 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326-1232; 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604; 1801 California Street, Suite 1500, Denver, CO 80202-2656; Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648; and 44 Montgomery Street, Suite 2600, San Francisco, CA 94104.Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 at prescribed rates or by calling 1-202-551-8090.

OTHER BUSINESS

The Trustees of Evergreen Select Equity Trust do not intend to present any other business at the Meeting.  If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Fund.

August 13, 2008

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

JOINT ACCOUNTS: If joint owners, either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration.  For example:

REGISTRATION                                                      VALID SIGNATURE

CORPORATE ACCOUNTS

(1) ABC Corp.                                                                               ABC Corp.

(2) ABC Corp.                                                                               John Doe, Treasurer

(3) ABC Corp.                                                                               John Doe

      c/o John Doe, Treasurer

(4) ABC Corp. Profit Sharing Plan                                             John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust                                                                               Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee                                                              Jane B. Doe

      u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust.                                                               John B. Smith

        f/b/o John B. Smith, Jr. UGMA

(2) John B. Smith                                                                          John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY

VOTE BY TELEPHONE:

Read the prospectus/proxy statement and have your proxy card at hand.

Call the toll-free number indicated on your proxy card.

Enter the control number found on your proxy card.

Follow the simple recorded instructions.

VOTE BY INTERNET: Read the prospectus/proxy statement and have your proxy card at hand. Go to the website indicated on your proxy card and follow the voting instructions.

The above methods of voting are generally available 24 hours a day.  Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about the proxy card, please call The Altman Group, our proxy solicitor, at              (800) 821-8781 (toll free).

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 27th   day of June, 2008, among Evergreen Equity Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the “Acquiring Fund Trust”), with respect to its Evergreen Golden Core Opportunities Fund series (the “Acquiring Fund”), and Evergreen Select Equity Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the “Selling Fund Trust”), with respect to its Evergreen Special Equity Fund series (the “Selling Fund”) and Evergreen Investment Management Company, LLC (“EIMC”), as to Article IX only.

This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A, Class B, Class C and Class I shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, on or after the Closing Date (as hereinafter defined), of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, each of the Selling Fund and the Acquiring Fund is a separate investment series of an open‑end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

WHEREAS, the Trustees of the Selling Fund Trust have determined that the Selling Fund should exchange all of its assets and liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and that the interests of the Selling Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND LIABILITIES AND LIQUIDATION OF THE SELLING FUND

1.1       THE EXCHANGE.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to sell, assign, convey, transfer and deliver all of the Selling Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund.  The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3.  Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2       ASSETS TO BE ACQUIRED.  The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables (whether accrued or contingent), that are owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Selling Fund’s assets as of the date thereof.  The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

The Selling Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the assets to be transferred pursuant to this Agreement and other properties and assets of the Selling Fund, whether accrued or contingent, received by it on or after the Closing Date.  Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Date (as hereinafter defined in paragraph 2.1), in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Selling Fund acquired by the Acquiring Fund.

1.3       LIABILITIES TO BE ASSUMED.  The Acquiring Fund shall assume all of the liabilities of the Selling Fund, whether absolute or contingent, accrued or unaccrued, known or unknown.  The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date.

1.4       LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund’s shareholders of record, determined as of the close of business on the Valuation Date (as hereinafter defined in paragraph 2.1) (the “Selling Fund Shareholders”), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below.  Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund.  The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5       OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)) which has been distributed to shareholders of the Selling Fund.

1.6       TRANSFER TAXES.  Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7       REPORTING RESPONSIBILITY.  Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

1.8       TERMINATION.  The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1       VALUATION OF ASSETS.  The value of the Selling Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquiring Fund Trust’s Amended and Restated Agreement and Declaration of Trust (the “Acquiring Fund Trust’s Declaration of Trust”) and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2       VALUATION OF SHARES.  The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information.

2.3       SHARES TO BE ISSUED.  The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund’s assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective class of the Acquiring Fund determined in accordance with paragraph 2.2.  Holders of Class A and Class IS, Class B, Class C, and Class I shares of the Selling Fund will receive Class A, Class B, Class C, and Class I shares, respectively, of the Acquiring Fund.

2.4       DETERMINATION OF VALUE.  All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.  The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of the Acquiring Fund.  No adjustment shall be made in the net asset value of either the Selling Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

ARTICLE III

CLOSING AND CLOSING DATE

3.1       CLOSING DATE.  The closing of the Reorganization (the “Closing”) shall take place on or about September 22, 2008 or such other date as the parties may agree to (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided.  The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

3.2       EFFECT OF SUSPENSION IN TRADING.  In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3       TRANSFER AGENT’S CERTIFICATE.  The Selling Fund will cause Evergreen Service Company, LLC, as transfer agent for the Selling Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  Evergreen Service Company, LLC, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund’s share transfer books of accounts in the names of the Selling Fund Shareholders.  The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, LLC to issue and deliver to the Secretary of the Selling Fund Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1       REPRESENTATIONS OF THE SELLING FUND.  The Selling Fund represents and warrants to the Acquiring Fund as follows:

(a)        The Selling Fund is a separate investment series of the Selling Fund Trust, a Delaware statutory trust, which has been duly formed and is validly existing, and in good standing under the laws of the State of Delaware, qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Selling Fund.  The Selling Fund Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement and has the trust power to carry out this Agreement, to own all of its properties and assets, and to carry on its business as presently conducted.

(b)        The Selling Fund Trust is registered as an investment company classified as a management company of the open‑end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect.

(c)        The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)        The Selling Fund Trust with respect to the Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Selling Fund Trust’s Amended and Restated Agreement and Declaration of Trust (the “Selling Fund Trust’s Declaration of Trust”) or the Selling Fund Trust’s Amended and Restated By‑Laws (the “Selling Fund Trust’s By-Laws”) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund Trust with respect to the Selling Fund is a party or by which it or its assets are bound.

(e)        The Selling Fund Trust with respect to the Selling Fund has no material contracts or other commitments with respect to the Selling Fund (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof, or reflected in the Statement of Assets and Liabilities as provided in paragraph 7.2.  The Selling Fund Trust is not party to any outstanding material contracts with respect to the Selling Fund, other than as are disclosed in the Selling Fund’s registration statement on Form N-1A.

(f)         Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund Trust with respect to the Selling Fund or any of its properties or assets, which assert liability on the part of the Selling Fund Trust with respect to the Selling Fund.  Except as disclosed by the Selling Fund Trust to the Acquiring Fund, the Selling Fund Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business with respect to the Selling Fund or its ability to consummate the transactions contemplated herein.

(g)        The unaudited financial statements of the Selling Fund at March 31, 2008 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein, and the statements of operations and changes in net assets included therein fairly reflect the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles.    Prior to the Closing Date, the Selling Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to March 31, 2008, whether or not incurred in the ordinary course of business.

(h)        Since March 31, 2008, there has not been any material adverse change in the Selling Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund Trust with respect to the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.  For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund, the discharge of selling fund liabilities, or the redemption of Selling Fund shares by shareholders of the Selling Fund shall not constitute a material adverse change.

(i)         At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof.  At the Closing Date, Selling Fund will have adequately provided for any and all tax liabilities on its books.  To the best of the Selling Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.  Selling Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised.

(j)         For each fiscal year of its operation and through the Closing Date, the Selling Fund currently meets and has met at all times since its inception or will meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(k)        All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and, subject to Article IV of its governing instrument, non‑assessable by the Selling Fund.  All of the issued and outstanding shares of beneficial interest of the Selling Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Selling Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3.  The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

(l)         At the Closing Date, the Selling Fund Trust with respect to the Selling Fund will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions, liens or encumbrances on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(m)       The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund Trust and, subject to approval by the Selling Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)        The information furnished by the Selling Fund to the Acquiring Fund for use in no‑action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o)        The Selling Fund has provided or will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the “Prospectus/Proxy Statement”), to be included in a Registration Statement on Form N-14 of the Acquiring Fund Trust on behalf of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby.  As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement and the Registration Statement, including the documents contained or incorporated therein by reference, insofar as they relate to the Selling Fund Trust or the Selling Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund to the Selling Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(p)        No registration under the 1933 Act of any of the securities described in paragraph 1.2 would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Selling Fund, except as previously disclosed to the Acquiring Fund by the Selling Fund.

(q)        No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund Trust of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(r)        The books and records of the Selling Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Selling Fund.

(s)        At the Closing Date, the Selling Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Selling Fund pursuant to this Agreement, the Acquiring Fund will remain in compliance with such mandatory investment restrictions as are set forth in its registration statement on Form N-1A, as amended through the Closing Date.  Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any assets if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Selling Fund’s fiduciary duty to its shareholders.

4.2       REPRESENTATIONS OF THE ACQUIRING FUND.  The Acquiring Fund represents and warrants to the Selling Fund as follows:

(a)        The Acquiring Fund is a separate investment series of the Acquiring Fund Trust, a Delaware statutory trust which has been duly formed and is validly existing and in good standing under the laws of the State of Delaware, qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund.  The Acquiring Fund Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement and has the trust power to carry out this agreement, to own all of its properties and assets, and to carry on its business as presently conducted.

(b)        The Acquiring Fund Trust is registered as an investment company classified as a management company of the open‑end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c)        The current prospectus, statement of additional information and registration statement on Form N-1A of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)        The Acquiring Fund Trust with respect to the Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust’s Declaration of Trust or the Acquiring Fund Trust’s Amended and Restated By‑Laws (the “Acquiring Fund Trust’s By-Laws”) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund Trust with respect to the Acquiring Fund is a party or by which it is bound.

(e)        Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund Trust with respect to the Acquiring Fund or any of its properties or assets, which assert liability on the part of the Acquiring Fund Trust with respect to the Acquiring Fund.   Except as disclosed by the Acquiring Fund Trust to the Selling Fund, the Acquiring Fund Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business with respect to the Acquiring Fund or its ability to consummate the transactions contemplated herein.

(f)         The unaudited financial statements of the Acquiring Fund at January 31, 2008, have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein, and the statements of operations and changes in net assets included therein fairly reflect the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles.

(g)        Since January 31, 2008 there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund Trust with respect to the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)        At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof.  At the Closing Date, Acquiring Fund will have adequately provided for any and all tax liabilities on its books.  To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.  Acquiring Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised.

(i)         For each fiscal year of its operation and through the Closing Date, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(j)         All issued and outstanding Acquiring Fund Shares have been or will be offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), and are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and, subject to Article IV of its governing instrument, non‑assessable.  The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(k)        The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund Trust, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)         The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly, legally,  and validly issued shares of the Acquiring Fund, and will be fully paid and non‑assessable and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

(m)       The information furnished by the Acquiring Fund to the Selling Fund for use in no‑action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(n)        As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement and the Registration Statement, insofar as it relates to the Acquiring Fund Trust or the Acquiring Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Selling Fund to the Acquiring Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(o)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(p)        No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund Trust of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

5.1       OPERATION IN ORDINARY COURSE.  The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

5.2       INVESTMENT REPRESENTATION.  The Selling Fund represents and warrants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3       APPROVAL BY SHAREHOLDERS.  The Selling Fund Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.4       ADDITIONAL INFORMATION.  The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of shares of the Selling Fund.

5.5       FURTHER ACTION.  Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6       STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Selling Fund Trust’s President and Treasurer.

5.7       DISSOLUTION.  The Selling Fund agrees that the liquidation and dissolution of the Selling Fund will be effected in the manner provided in the Selling Fund Trust’s Declaration of Trust in accordance with applicable law and that on and after the Closing Date, the Selling Fund shall not conduct any business except in connection with its liquidation and dissolution.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1       All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request, including that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to each of such dates.

6.2       The Selling Fund shall have received on the Closing Date an opinion from counsel to the Acquiring Fund Trust, Richards, Layton, & Finger PA and/or Ropes & Gray LLP, reasonably acceptable to the officers of the Selling Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

(a)        The Acquiring Fund has been duly established as a separate investment series of the Acquiring Fund Trust.  The Acquiring Fund Trust is a Delaware statutory trust, duly formed and validly existing under the laws of the State of Delaware and has the requisite trust power to own all its properties and to carry on its business all as described in its governing instrument.  The Acquiring Fund Trust has the trust power and authority to execute, deliver and perform its obligations under this Agreement;

(b)        the Acquiring Fund Shares to be delivered to the Selling Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, subject to Article IV of its governing instrument, non-assessable beneficial interests in the Acquiring Fund Trust with respect to the Acquiring Fund and, under its governing instrument, no shareholder of the Acquiring Fund has any preemptive right or similar rights in respect thereof;

(c)        this Agreement has been duly authorized, executed and delivered by Acquiring Fund Trust on behalf of the Acquiring Fund and, assuming that the current prospectus of the Acquiring Fund, the Registration Statement and the Prospectus/Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Selling Fund Trust on behalf of the Selling Fund, is a valid and binding obligation of the Acquiring Fund Trust enforceable against the Acquiring Fund Trust in accordance with its terms;

(d)        the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquiring Fund Trust’s Declaration of Trust or the Acquiring Fund Trust’s By-Laws, any law, rule or regulation of the State of Delaware applicable to the Acquiring Fund Trust or any provision of any material agreement known to such counsel to which the Acquiring Fund Trust with respect to the Acquiring Fund is a party or by which it is bound;

(e)        to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; and

(f)         the Registration Statement has become effective under the 1933 Act, and to best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Richards, Layton, & Finger PA and/or Ropes & Gray LLP or such other counsel appropriate to render the opinions expressed therein.

In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

6.3       The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Selling Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Selling Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

6.4       All actions taken by Acquiring Fund Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Selling Fund and its counsel.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1       All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request, including that the Selling Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to each of such dates.

7.2       The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund’s assets and liabilities, with values determined as provided in Article II of this Agreement, together with a list of the Selling Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Trust, together with any such other evidence as to such tax cost as the Acquiring  Fund may reasonably request.

7.3       The Acquiring Fund shall have received on the Closing Date an opinion from counsel to the Selling Fund Trust, Richards, Layton, & Finger PA and/or Ropes & Gray LLP, reasonably acceptable to the officers of the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

(a)        The Selling Fund has been duly established as a separate investment series of the Selling Fund Trust.  The Selling Fund Trust is a Delaware statutory trust, duly formed and validly existing under the laws of the State of Delaware and has the requisite trust power to own all of its properties and to carry on its business all as described in its governing instrument.  The Selling Fund Trust has the power and authority to execute, deliver and perform its obligations under this Agreement;

(b)        This Agreement has been duly authorized, executed and delivered by the Selling Fund Trust on behalf of the Selling Fund and, assuming that the current prospectus of the Acquiring Fund, the Registration Statement and the Prospectus/Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Selling Fund Trust on behalf of the Selling Fund, is a valid and binding obligation of the Selling Fund Trust enforceable against the Selling Fund Trust in accordance with its terms;

(c)        The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Selling Fund Trust’s Declaration of Trust or the Selling Fund Trust’s By-Laws, any law, rule or regulation of the State of Delaware applicable to the Selling Fund Trust or any provision of any material agreement known to such counsel to which the Selling Fund Trust is a party or by which it is bound; and

(d)        to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund Trust on behalf of the Selling Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Richards, Layton, & Finger PA and/or Ropes & Gray LLP or such other counsel appropriate to render the opinions expressed therein.

In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

7.4       The Selling Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Selling Fund held or maintained by such custodian as of the Valuation Date.

7.5       The Selling Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Selling Fund in the possession of such transfer agent as of the Closing Date, (ii) a certificate setting forth the number of shares of each class of the Selling Fund outstanding as of the Valuation Date, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

7.6       All actions taken by the Selling Fund Trust on behalf of the Selling Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and its counsel.

7.7       The assets of the Selling Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in its registration statement in effect on the Closing Date, may not properly acquire.  Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any assets if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Selling Fund’s fiduciary duty to its shareholders.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING

FUND AND THE SELLING FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, either party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1       This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with applicable law, the provisions of the Selling Fund Trust’s Declaration of Trust, the Selling Fund Trust’s By-Laws, and the Prospectus/Proxy Statement and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

8.2       On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3       All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no‑action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained.

8.4       The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued by the Commission and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5       The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund’s (i) net investment company taxable income (computed without regard to any deduction for dividends paid) and any net tax exempt income, each for all taxable periods ending on or prior to the Closing Date and (ii) all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

8.6       The parties shall have received a favorable opinion of Ropes & Gray LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that, although not free from doubt, for federal income tax purposes:

(a)        The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)        Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

(c)        Under Section 361 of the Code, no  gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

(d)        Under Section 354 of the Code, no gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

(e)        Under Section 358 of the Code, the aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor.

(f)         Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

(g)        Under Section 362(b) of the Code, Acquiring Fund’s tax basis in Selling Fund assets acquired by the Acquiring Fund in the Reorganization will be the same as the tax basis of such assets in the hands of the Selling Fund immediately prior to the Reorganization.

(h)        Under Section 1223(2) of the Code, the holding period in the hands of the Acquiring Fund of the assets of the Selling Fund acquired by the Acquiring Fund in the Reorganization will include the period during which those assets were held by the Selling Fund.

(i)         The Acquiring Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

The opinion will be based on certain factual certifications made by officers of the Selling Fund and the Acquiring Fund and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent.  The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

8.7       The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

(a)        They are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)        On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma capitalization tables appearing in the Registration Statement and Prospectus/Proxy Statement have been obtained from and are consistent with the accounting records of the Selling Fund;

(c)        On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the unaudited pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by each Fund’s management, and were found to be mathematically correct; and

(d)        On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund’s management and were found to be mathematically correct.

8.8       Unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

8.9       The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

(a)        They are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)        They had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement, and making inquiries of appropriate officials of the Acquiring Fund Trust and of the Selling Fund Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

(c)        On the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma capitalization tables appearing in the Registration Statement and Prospectus/Proxy Statement have been obtained from and are consistent with the accounting records of the Acquiring Fund; and

(d)        On the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund’s management and were found to be mathematically correct.

            8.10     There shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

ARTICLE IX

EXPENSES

9.1       Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by EIMC or one of its affiliates.  Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction.  Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees, and each of the Selling Fund and Acquiring Fund will bear its own brokerage and other similar expenses in connection with the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1     The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2     The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1     This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund.  In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)        Of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

(b)        A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2     In the event of any such termination, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Trust, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement to the extent provided in paragraph 9.1.

ARTICLE XII

AMENDMENTS

12.1     This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

12.2     Each of the Selling Fund and the Acquiring Fund, after consultation with counsel and by consent of the Trustees of the Selling Fund Trust, on behalf of the Selling Fund, or the Trustees of the Acquiring Fund Trust, on behalf of the Acquiring Fund, as the case may be, on its behalf or an officer authorized by such Trustees, may waive any condition to their respective obligations hereunder.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1     The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3     This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5     Each of the Acquiring Fund and the Selling Fund represents that there is no person who has dealt with it or either the Selling Fund Trust or the Acquiring Fund Trust who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

13.6     All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding an investigation made by them or on their behalf.

13.7.    This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto.

13.8     With respect to both the Selling Fund Trust and the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust.  The obligations of the Selling Fund Trust or of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Selling Fund Trust or the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

13.9     Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Selling Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of the Selling Fund Trust or the Acquiring Fund Trust, and, for clarity, under no circumstances will any other series of the Selling Fund Trust or the Acquiring Fund Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.
            IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

EVERGREEN EQUITY TRUST WITH RESPECT TO ITS EVERGREEN GOLDEN CORE OPPORTUNITIES FUND

By:                   /s/ Maureen E. Towle

Name:             Maureen E. Towle

Title:                 Assistant Secretary

EVERGREEN SELECT EQUITY TRUST WITH RESPECT TO ITS EVERGREEN SPECIAL EQUITY FUND

By:                   /s/ Michaal H. Koonce

Name:             Michael H. Koonce

Title:                 Secretary

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

Solely for the purposes of Article IX of the Agreement,

By:                   /s/ Dennis Ferro

Name:             Dennis Ferro

Title:                 Executive Managing Director

EVERGREEN EQUITY TRUST

PART B

STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

August 13, 2008

Relating to the

Acquisition of Assets of

EVERGREEN SPECIAL EQUITY FUND

A Series of

EVERGREEN SELECT EQUITY TRUST

200 Berkeley Street

Boston, Massachusetts 02116-5034

(800) 343-2898

By and In Exchange For Shares of

EVERGREEN GOLDEN CORE OPPORTUNITIES FUND

A series of

EVERGREEN EQUITY TRUST

200 Berkeley Street

Boston, Massachusetts 02116-5034

(800) 343-2898

This Statement of Additional Information relates specifically to the proposed transfer of the assets and liabilities of Evergreen Special Equity Fund ("Special Equity Fund"), a series of Evergreen Select Equity Trust, to Evergreen Golden Core Opportunities Fund ("Golden Core Opportunities Fund"), a series of Evergreen Equity Trust, in exchange for Class A, Class B, Class C, and Class I shares of Golden Core Opportunities Fund (to be issued to holders of Class A and Class IS, Class B, Class C and Class I shares, respectively, of beneficial interest, $0.001 par value per share, of Special Equity Fund) (the "Merger").  This Statement of Additional Information contains information that may not be included in the combined Prospectus/Proxy Statement dated August 13, 2008, which relates to the Merger.

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement dated August 13, 2008, for the special meeting of shareholders of Special Equity Fund, to be held on September 12, 2008, into which this Statement of Additional Information has been incorporated by reference.  A copy of the Prospectus/Proxy Statement, which has been filed with the Securities and Exchange Commission, may be obtained without charge by calling or writing to Evergreen Equity Trust at the address and phone number set forth above.

This Statement of Additional Information consists of this cover page and the following described documents, each of which is either attached hereto or incorporated by reference herein:

(1)  The Statement of Additional Information of Golden Core Opportunities Fund dated December 17, 2007, as supplemented;

(2)  The Statement of Additional Information of Special Equity Fund dated February 1, 2008, as supplemented;

(3)  The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm, KPMG LLP, thereon contained in the annual report for Special Equity Fund, dated September 30, 2007, which were filed with the Securities and Exchange Commission on December 4, 2007, File No. 811-08363, on Form N-CSR, accession no. 0001379491-07-000161, and are incorporated herein by reference to that filing;

(4)  The unaudited financial statements, including the schedule of investments, statement of assets and liabilities, statement of operations and related notes thereto, for Special Equity Fund dated March 31, 2008 which were filed with the Securities and Exchange Commission on June 3, 2008, File No. 811-08363, on Form N-CSRS, accession no. 0001133228-08-000404, and are incorporated herein by reference to that filing;

(5)  The unaudited financial statements, including the schedule of investments, statement of assets and liabilities, statement of operations and related notes thereto, for Golden Core Opportunities Fund, from December 17, 2007 (commencement of operations) to January 31, 2008, which were filed with the Securities and Exchange Commission on April 3, 2008, File No. 811-08413, on Form N-CSRS, accession no. 0001379491-08-000046 and are incorporated herein by reference to that filing;

(6)  The unaudited financial statements, including the schedule of investments, statement of assets and liabilities, statement of operations and related notes thereto, for Golden Core Opportunities Fund, from   December 17, 2007 (commencement of operations) to June 30, 2008; and

(7)  The unaudited pro forma combining financial statements as of June 30, 2008.

The date of this Statement of Additional Information is August 13, 2008.

 SUPPLEMENT TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN EQUITY INDEX FUNDS
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY FUNDS

(each a 'Fund')

Effective immediately, the information in part one of the Statement of Additional Information in the section entitled “Service Providers -- Transfer Agent” is revised to reflect the fact that the annual transfer agency fee assessed per open account for a Fund paying dividends on a monthly basis or for a money market fund is $26.00 provided in each case the open account is held directly with the Fund.

Effective January 1, 2008, the first footnote to the table in that section is revised to state that for accounts held in the name of a financial intermediary, Evergreen Service Company, LLC ("ESC"), the Fund's transfer agent, may pay the financial intermediary an amount intended to compensate the intermediary for certain shareholder services provided by it and related expenses, and that the Fund reimburses ESC for all or a portion of that amount (plus an additional amount equal to twelve percent of the reimbursement as compensation to ESC for the operation of the reimbursement program).

December 31, 2007	580936 (12/07)

SUPPLEMENT TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN EQUITY INDEX FUNDS
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY TRUST

Effective immediately, the paragraph preceding the “Trustee Compensation” table is amended to include the following sentence:

Carol A. Kosel became a Trustee effective January 1, 2008 and received $57,200 from the Evergreen Fund Complex for her role as consultant to the Evergreen Boards of Trustees for the period from January 2007 to November 2007.

In the “Independent Trustees” table in the section entitled “Management of the Trust”, the following is added and footnote 1 is replaced as follows:

Name and

Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in the Evergreen Fund Complex as of 12/31/2007	Other Directorships held outside of the Evergreen Fund Complex

Carol A. Kosel

DOB: 12/25/1963	Trustee	2008	Former Consultant to the Evergreen Boards of Trustees; Former Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund.	93	None

1 Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees.

                The following is added to the “Trustee Ownership of Evergreen Funds Shares – Independent Trustees” table in the section entitled “Management of the Trust”:

Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Fund Complex
Carol A. Kosel	Evergreen Small Cap Value Fund	Over $100,000	Over $100,000

 The section entitled “Management of the Trust” is revised to add the following:

                As of January 1, 2008, the Committee memberships have been revised as follows: Messrs. Pettit and Richardson and Ms. Kosel will serve as members of the Distribution, 12b-1, and Service Committee, with Mr. Pettit serving as Chairperson. Each member of the Committee is an Independent Trustee. Messrs. Gifford, McDonnell, Shima, Wagoner and Dr. Keith will serve as members of the Performance Committee, with Dr. Keith serving as Chairperson. With the exception of Mr. Wagoner, the members of the Performance Committee are Independent Trustees.

January 2, 2008	581469 (1/08)

SUPPLEMENT TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN EQUITY INDEX FUNDS
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY TRUST

Effective immediately, the paragraph under the “Legal Counsel” section in part one of the Statements of Additional Information is replaced with the following:

                Ropes & Gray LLP, One International Place, Boston, MA 02110-2624, serves as counsel to the Funds and the independent Trustees of the Trust.

February 8, 2008	581710 (2/08)

SUPPLEMENT TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN DOMESTIC EQUITY FUNDS I

EVERGREEN DOMESTIC EQUITY FUNDS II

EVERGREEN ENVISION FUNDS

EVERGREEN SECTOR FUNDS

EVERGREEN GLOBAL AND INTERNATIONAL FUNDS

EVERGREEN BALANCED FUNDS

EVERGREEN EQUITY INDEX FUNDS

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS

EVERGREEN STATE MUNICIPAL BOND FUNDS

EVERGREEN MONEY MARKET FUNDS

EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

EVERGREEN VARIABLE ANNUITY FUNDS

(collectively, the “Funds”)

                The following has been added to the section entitled “Additional Information on Securities and Investment Practices” in the Funds' Statements of Additional Information:

Loans.  A Fund may invest in loans including, for example, corporate loans, loan participations, direct debt, bank debt and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders.  Alternatively, a Fund may invest in loans through novations, assignments and participating interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan or acquires a participation interest in a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor or participating institution to demand payment and enforce rights under the loan.  (There may be one or more assignors or participating institutions prior in time to the Fund.)

Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest.   In addition, loans in which a Fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

If a Fund only acquires an assignment of or a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan.  In addition, a Fund may have to rely on the assignor(s) or participating institution(s) to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the assignor(s) may be unwilling or unable to do so.  In such a case, the Fund would not likely have any rights over against the borrower directly.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation.  A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.

The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.

March 13, 2008	581952 (3/08)

EVERGREEN EQUITY TRUST

 200 Berkeley Street

Boston, Massachusetts 02116

1.800.343.2898

DOMESTIC EQUITY FUNDS II

STATEMENT OF ADDITIONAL INFORMATION

December 17, 2007

Evergreen Golden Core Opportunities Fund (“Golden Core Opportunities Fund”)

Evergreen Golden Large Cap Core Fund (“Golden Large Cap Core Fund”)

Evergreen Golden Mid Cap Core Fund (“Golden Mid Cap Core Fund”)

(each a “Fund,” together, the “Funds”)

The Funds are a series of an open-end management investment company

knownasEvergreen Equity Trust (the “Trust”)

This Statement of Additional Information (SAI) pertains to all classes of shares of the Fund. It is not a prospectus but should be read in conjunction with the Funds’ prospectus dated December 17, 2007, as amended from time to time. Shares of the Funds are offered through a single prospectus offering Class A, B, C and I shares.  The information in Part 1 of this SAI is specific information about the Funds described in the prospectus.  The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are interested.

You may obtain a copy of the Funds’ prospectus and SAI without charge by calling 1.800.343.2898 or downloading them from EvergreenInvestments.com.

PART 1

TRUST HISTORY............................................................................................................................... 1-

INVESTMENT POLICIES.................................................................................................................... 1-

OTHER SECURITIES AND PRACTICES.............................................................................................. 1-

PRINCIPAL HOLDERS OF FUND SHARES......................................................................................... 1-

EXPENSES....................................................................................................................................... 1-

COMPUTATION OF CLASS A OFFERING PRICE ............................................................................... 1-

SERVICE PROVIDERS...................................................................................................................... 1-

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES.................................... 2-

PURCHASE AND REDEMPTION OF SHARES.................................................................................... 2-

PRICING OF SHARES....................................................................................................................... 2-

PRINCIPAL UNDERWRITER............................................................................................................... 2-

DISTRIBUTION EXPENSES UNDER RULE 12b-1................................................................................. 2-

TAX INFORMATION............................................................................................................................ 2-

BROKERAGE.................................................................................................................................... 2-

ORGANIZATION................................................................................................................................. 2-

INVESTMENT ADVISORY AGREEMENT............................................................................................. 2-

PORTFOLIO MANAGER..................................................................................................................... 2-

MANAGEMENT OF THE TRUST......................................................................................................... 2-

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS................................................................. 2-

CORPORATE AND MUNICIPAL BOND RATINGS................................................................................. 2-

ADDITIONAL INFORMATION............................................................................................................... 2-

PROXY VOTING POLICY AND PROCEDURES.................................................................................. A-1

PART 1

TRUST HISTORY

The Trust is an open-end management investment company which was organized as a Delaware statutory trust on September 18, 1997. Each Fund is a diversified series of the Trust.  A copy of the Trust’s Agreement and Declaration of Trust, as amended, is on file as an exhibit to the Trust's Registration Statement, of which this SAI is a part.

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a “majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In some cases, an explanation beneath a fundamental policy describes the Fund’s practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund’s practices may be changed accordingly without a shareholder vote. Unless otherwise stated, all references in this section to the assets of a Fund are in terms of current market value.

Diversification

Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy:

To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. The 5% and 10% limitations do not apply to (1) the Fund’s assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities, and (3) shares of other investment companies.

2.  Concentration

Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Further Explanation of Concentration Policy:

Each Fund may not invest more than 25% of its total assets in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government, any state or territory of the U.S. or its agencies, instrumentalities or political subdivisions).

            3.  Issuing Senior Securities

Except as permitted under the 1940 Act, each Fund may not issue senior securities.

            4.  Borrowing

Each Fund may not borrow money, except to the extent permitted by applicable law.

Further Explanation of Borrowing Policy:

Under the 1940 Act generally, each Fund may borrow from banks in an amount up to 33 1/3% of its total assets (including amounts borrowed) for any reason, and each Fund may also borrow up to an additional 5% of its total assets from banks or others for temporary or emergency purposes. Each Fund may also borrow from certain other Evergreen funds pursuant to applicable exemptive relief, within the limitations described above.

            5.  Underwriting

Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

            6.  Real Estate

            Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

Further Explanation of Real Estate Policy:

Each Fund may acquire or dispose of real estate or interests in real estate acquired through the exercise of its rights as the holder of debt obligations secured by real estate or interests therein.

            7.  Commodities

Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

            8.  Lending

Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Further Explanation of Lending Policy:

To generate income and offset expenses, each Fund may lend portfolio securities to broker‑dealers and other financial institutions in an amount up to 33 1/3% of its total assets. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high‑grade, short‑term obligations or interest bearing cash equivalents. Increases and decreases in the market value of a security lent will affect the Fund and its shareholders.

When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest.   The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

            The Fund has the ability to lend cash to other Evergreen funds, in accordance with Evergreen’s Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 25217-812-11592).

OTHER SECURITIES AND PRACTICES

For information regarding securities the Funds may purchase and investment practices the Funds may use, see the following sections in Part 2 of this SAI under “Additional Information on Securities and Investment Practices.” Information provided in the sections listed below expands upon and supplements information provided in the Funds’ prospectus.

Money Market Instruments

U.S. Government Agency Securities

When-Issued, Delayed-Delivery and Forward Commitment Transactions

Derivatives - Swaps, Caps, Floors and Collars

Derivatives - Options and Futures Strategies

Derivatives - Foreign Currency Transactions

Repurchase Agreements

Reverse Repurchase Agreements

Dollar Roll Transactions

Covered Dollar Rolls

Leverage

Securities Lending

Convertible Securities

Preferred Stocks

Warrants

Obligations of Foreign Branches of U.S. Banks

Foreign Securities

Illiquid and Restricted Securities

Investment in Other Investment Companies

Payment-In-Kind Securities (PIKs)

Real Estate Investment Trusts

            Notwithstanding the above, each Fund may invest up to 5% of its assets in each of the securities or practices discussed in Part 2 of this SAI under “Additional Information on Securities and Investment Practices."

PRINCIPAL HOLDERS OF FUND SHARES

As of December 1, 2007, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of the Fund.

            To the Fund’s knowledge, no persons owned of record 5% or more of the outstanding shares of any class of shares of the Fund as of December 1, 2007. No person is reflected on the books and records of the Fund as owning beneficially 5% or more of the outstanding shares of any class of the Fund as of December 1, 2007.

EXPENSES

Advisory Fees

Evergreen Investment Management Company, LLC (EIMC), a wholly owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Funds.  EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.  Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.  For more information, see “Investment Advisory Agreement” in Part 2 of this SAI.

            EIMC is entitled to receive from Golden Core Opportunities Fund a fee at the following annual rates based on the Fund’s average daily net assets as follows:

> Average Daily Net Assets	Fee
First $1 billion	0.80%
Next $500 million	0.75%
Assets over $1.5 billion	0.70%

EIMC has agreed to voluntarily waive a portion of the advisory fee in order to cap Golden Core Opportunities Fund’s direct Total Fund Operating Expenses at 1.50% for Class A, 2.25% for Class B and Class C, and 1.25% for Class I. EIMC may cease this voluntary waiver at any time.

            EIMC is entitled to receive from Golden Large Cap Core Fund a fee at the following annual rates based on the Fund’s average daily net assets as follows:

> Average Daily Net Assets	Fee
First $1 billion	0.62%
Next $1 billion	0.55%
Next $500 million	0.50%
Assets over $2.5 billion	0.45%

EIMC has agreed to voluntarily waive a portion of the advisory fee in order to cap Golden Large Cap Core Fund’s direct Total Fund Operating Expenses at 1.15% for Class A, 1.90% for Class B and Class C, and 0.90% for Class I. EIMC may cease this voluntary waiver at any time.

EIMC is entitled to receive from Golden Mid Cap Core Fund a fee at the following annual rates based on the Fund’s average daily net assets as follows:

> Average Daily Net Assets	Fee
First $1 billion	0.65%
Next $500 million	0.60%
Assets over $1.5 billion	0.55%

EIMC has agreed to voluntarily waive a portion of the advisory fee in order to cap Golden Mid Cap Core Fund’s direct Total Fund Operating Expenses at 1.25% for Class A, 2.00% for Class B and Class C, and 1.00% for Class I. EIMC may cease this voluntary waiver at any time.

Sub-Advisory Fees

            Golden Capital Management, LLC (“Golden Capital”) acts as sub-advisor to the Funds and is paid by EIMC for providing sub-advisory services.

            Golden Capital is entitled to receive from EIMC an annual fee based on Golden Core Opportunities Fund’s average daily net assets as follows:

> Average Daily Net Assets	Fee
First $1 billion	0.45%
Assets over $1 billion	0.35%

            Golden Capital is entitled to receive from EIMC an annual fee based on Golden Large Cap Core Fund’s average daily net assets as follows:

> Average Daily Net Assets	Fee
First $1 billion	0.35%
Assets over $1 billion	0.30%

            Golden Capital is entitled to receive from EIMC an annual fee based on Golden Mid Cap Core Fund’s average daily net assets as follows:

> Average Daily Net Assets	Fee
First $1 billion	0.40%
Assets over $1 billion	0.35%

Trustee Compensation

            Listed below is the estimated Trustee compensation that will be paid by the Domestic Equity Funds II (the “Fund Group”) for the fiscal period ended July 31, 2008 and the actual Trustee compensation paid by the Evergreen Fund Complex(1) for the twelve months ended December 31, 2006.  As of the fiscal year ended July 31, 2007, the Funds were not operational and did not pay compensation to the Trustees. The Trustees do not receive pension or retirement benefits from the Evergreen funds.  For more information, see “Management of the Trust” in Part 2 of this SAI.

> Trustee	Estimated Aggregate Compensation from the Fund Group for the fiscal period ending 7/31/2008	Total Compensation from the Evergreen Fund Complex for the twelve months ended 12/31/2006(2)
Charles A. Austin, III	$14,596	$215,500
Shirley Fulton(3)	$0	$166,250
K. Dun Gifford	$13,328	$179,750
Leroy Keith Jr.	$13,232	$184,500
Gerald M. McDonnell	$11,961	$175,500
Patricia B. Norris(4)	$12,144	$77,000
William Walt Pettit	$12,006	$176,250
David M. Richardson	$11,961	$175,500
Russell A. Salton, III	$13,239	$208,000
Michael S. Scofield	$19,415	$308,750
Richard J. Shima	$13,588	$204,000
Richard K. Wagoner	$11,961	$183,000

(1)  As of December 31, 2006, the Evergreen Fund Complex consisted of ten open-end investment management companies, representing eighty-nine separate series, and five closed-end funds.

(2)  The Trustees have a Deferred Compensation Plan which provides Trustees with the option to defer all or part of their compensation. The Trustees may elect to earn a rate of return on any deferred compensation by selecting hypothetical investments in Evergreen investment media in an amount equal to the deferred compensation. A Trustee may elect when to receive distributions of such deferred amounts, but may not receive a distribution before the earlier of the first business day of January following (a) a date five years following the deferral election or (b) the year in which the Trustee is no longer a member of the Board of Trustees of any Evergreen fund. Pursuant to the Deferred Compensation Plan, payments due under the Deferred Compensation Plan are unsecured obligations of the Evergreen funds. Also pursuant to the Trustees Deferred Compensation Plan, certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2006. The amounts listed below will be payable in later years to the respective Trustees:

                Austin                      $107,750

                Fulton                      $66,500

                Pettit                        $52,875

                Salton                      $41,600

Shima                      $102,000

(3)  Shirley L. Fulton served as a Trustee through November 20, 2006.
(4)  Patricia B. Norris became a Trustee effective July 1, 2006.

COMPUTATION OF CLASS A OFFERING PRICE

            Class A shares are sold at their net asset value (NAV) plus a front-end sales charge.  Below is an example of the method of computing the offering price of Class A shares of a Fund.  The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 based upon the NAV of the Fund’s Class A shares at December 12, 2007.  For more information, see “Purchase and Redemption of Shares" and "Pricing of Shares” in Part 2 of this SAI.

Share Class	Net Asset Value Per Share	Sales Charge Per Share(1)	Offering Price Per Share
Class A	$10.00	5.75%	$10.61

(1) The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

SERVICE PROVIDERS

Administrator

            Evergreen Investment Services, Inc. (“EIS”)1, a subsidiary of Wachovia and an affiliate of each Fund and EIMC, serves as administrator to each Fund, subject to the supervision and control of the Trust’s Board of Trustees.  EIS is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIS provides the Funds with facilities, equipment and personnel, and is entitled to receive fees from each Fund at the following annual rate:

            (1)  Effective January 1, 2007, EIMC will replace EIS as the administrator to the Funds.

Average Daily Net Assets of the Evergreen Funds (excluding Money Market Funds and Institutional Enhanced Income Fund)

Administrative Services Fee Rates

First $50 billion

0.100%

Next $25 billion

0.090%

Next $25 billion

0.080%

Next $25 billion

0.075%

On assets over $125 billion

0.050%

Distributor

            EIS is also the distributor of the Funds and markets the Funds through broker-dealers and other financial representatives.  EIS receives payment pursuant to the Funds’ 12b-1 plan as well as through the sales charges paid in respect of the sales of the Funds’ shares.  EIS, a subsidiary of Wachovia, is an affiliate of each Fund and EIMC.

Transfer Agent

            Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, MA 02266-8400, a subsidiary of Wachovia and an affiliate of EIMC, is the Funds’ transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

Each Fund pays ESC annual fees as follows:

> Type	Annual Fee Per Open Account*	Annual Fee Per Closed Account**
Annual Dividend Funds	$21.50	$9.00

* Each Fund pays ESC this fee for all open accounts where shareholders of the Fund hold their accounts directly with the Fund. For accounts held in the name of a financial intermediary, ESC may pay   the financial intermediary an amount intended to compensate the intermediary for certain shareholder services provided by it and related expenses (so-called “sub-transfer agency fees”). Each Fund reimburses ESC for all or a portion of this amount plus an additional amount equity to fifteen percent of the reimbursement (effective January 1, 2008, this amount will equal twelve percent of the reimbursement) as compensation to ESC for the operation of the reimbursement program.

                                ** Each Fund pays ESC this fee for all closed accounts held directly with the Fund. Closed accounts are maintained on the system in order to facilitate historical and tax information.

Securities Lending Agent

Wachovia Bank, N.A., a subsidiary of Wachovia and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as securities lending agent to certain of the Evergreen funds.  A securities lending agent facilitates lending of a Fund's securities to brokers, dealers and other financial institutions to earn additional income for the Fund.  In its role as securities lending agent to the Funds, Wachovia Bank, N.A. will earn a fee for providing these services.

Independent Registered Public Accounting Firm

KPMG LLP, 99 High Street, Boston, MA 02110, audits the financial statements of each Fund.

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, keeps custody of each Fund's securities and cash and performs other related duties.

Legal Counsel

            Ropes & Gray LLP, One International Place, Boston, MA 02110-2624, serves as counsel to the Funds.

Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, provides legal advice to the non-interested Trustees of the Trust.

Statement of Additional Information (SAI)

PART 2

ADDITIONAL INFORMATION ON SECURITIES

AND INVESTMENT PRACTICES

The prospectus describes the Fund’s investment goal and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use.  Some of the information below may not apply to the Fund or the Class in which you are interested.

            The term “advisor” includes any sub-advisor applicable to a Fund.

Money Market Instruments

The Fund may invest up to 100% of its assets in high-quality money market instruments, such as notes, certificates of deposit, commercial paper, banker’s acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

            The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

            In general, securities issued by U.S. Government-sponsored entities are backed only by (i) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (ii) the credit of the agency or instrumentality issuing the securities or guaranteeing the obligations.  Generally, the U.S. Government agencies issuing these securities, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. Government or U.S. Treasury.  This means that, in most cases, securities issued or guaranteed by U.S. Government agencies are supported only by the credit of the issuing agency, standing alone.  One important exception is securities issued and guaranteed by the Government National Mortgage Association, which are backed by the full faith and credit of the U.S. Government.

            Some examples of government agencies and instrumentalities that do not receive financial support from the U.S. Government or U.S. Treasury and whose securities and obligations are supported only by the credit of the issuing agency include the following.

(i)   Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

(ii)   Farmers Home Administration;

(iii)  Federal Home Loan Banks;

(iv)  Federal Home Loan Mortgage Corporation;

Federal National Mortgage Association; and

Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government.  GNMA securities or "certificates" represent ownership in a pool of underlying mortgages.  The timely payment of principal and interest due on these securities is guaranteed by GNMA.

            Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments.  While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30‑year bond.

            The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool.  Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool.  In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

            Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long‑term rates because of the prepayment feature.  For instance, when interest rates decline, prepayments of the underlying mortgages are likely to increase as the holders of the underlying mortgages seek refinancing.  As a result, the value of a GNMA certificate is not as likely to rise as the value of a comparable debt security would in response to the same decline.  In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When‑Issued, Delayed‑Delivery and Forward Commitment Transactions

The Fund may purchase securities on a when‑issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis.  Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

            The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date.  Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth.  In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when‑issued, delayed-delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due.  The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

            Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund.  In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale.  If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Derivatives

            The use of swaps, options, futures contracts, and other derivatives involves risk.  Thus, while a Fund may benefit from the use of options, futures, options on futures and other derivatives, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect a Fund’s performance.

Even if a Fund has the ability to engage in derivatives transactions, no Fund has the obligation to enter into derivatives transactions at any time or under any circumstances.  In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.

A Fund’s ability to engage in derivatives transactions is limited by the requirements for qualifying as a "regulated investment company" under the Internal Revenue Code.

Swaps, Caps, Floors and Collars

A typical swap agreement involves the exchange by the Fund with another party of commitments to pay or receive cash flows. There are various types of swaps, including, for example, interest rate swaps, credit default swaps, total return swaps, and caps, floors, and collars.

Interest rate swaps.  Interest rate swaps involve the exchange by the Fund with another party of interest payments, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. For example, a Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund.  In such an instance, the Fund may agree with a counterparty that the Fund will pay a fixed rate (multiplied by a notional amount) while the counterparty will pay a floating rate multiplied by the same notional amount.  If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction.

Credit default swaps.  A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a specified issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows the Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows the Fund potentially to reduce its credit exposure to a bond it owns or to take a "short" position in a bond it does not own.

As the protection buyer in a credit default swap, the Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans (such as those of a U.S. or foreign issuer or a basket of such issuers) to the protection seller and receive the par (or other agreed-upon) value upon default (or similar events) by the issuer of the underlying reference obligation.  If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Fund.  As the protection buyer, the Fund bears the risk that the investment might expire worthless and/or that the protection seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event).  In addition, when the Fund is a protection buyer, the Fund's investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying reference obligation.

The Fund may also use credit default swaps for investment purposes by selling a credit default swap, in which case, the Fund, as the protection seller, would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default (or similar event) by the third-party issuer of the underlying reference obligation.  In return for its obligation, the Fund would receive from the protection buyer a periodic stream of payments over the term of the contract.  If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations.  As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

            Total return swaps.  In a total return swap, payments made by the Fund or the counterparty are based on the total return of an underlying asset(s), which may include an equity or fixed-income security, a combination of such securities, or an index. The value of the swap position as well as the payments required to be made by the Fund or the counterparty will increase or decrease depending on the changes in value of the underlying asset(s).  In a total return swap, one party will agree to pay to the other party the increase in value of an underlying asset in return for the agreement by the other party to make periodic floating rate payments plus the amount of any decline in the value of the underlying asset.

Caps, floors, collars.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Risk Factors in Swap Contracts and Other Two-Party Contracts.  The most significant factor in the performance of swaps, caps, floors, and collars and other similar transactions is the change in the value of the underlying price, rate, or index level that determines the amount of payments to be made under the arrangement.  If the investment adviser is incorrect in its forecasts of such factor, the investment performance of a Fund would be less than what it would have been if these investment techniques had not been used.

            In addition, a Fund may only close out a swap, cap, floor, collar, or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty.  If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights.  For example, because the contract for each two-party derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights.  The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty.  The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under a derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Options and Futures Strategies

Options on Securities and Indices

            An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or units of the index underlying the option) at a specified price.  Upon exercise of an option on a security, the writer of the option generally has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.  Upon exercise of an option on an index, the writer of the option generally is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be traded on securities exchanges, or on the over-the-counter market.

Purchasing Options on Securities and Indices.  Among other reasons, a Fund may purchase a put option to hedge against a decline in the value of a portfolio security.  If such a decline occurs, the put option will permit the Fund to sell the security at the higher exercise price or to close out the option at a profit.  By using put options in this manner, the Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs.  In order for a put option purchased by a Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.

            Among other reasons, a Fund may purchase call options to hedge against an increase in the price of securities the Fund anticipates purchasing in the future.  If such a price increase occurs, a call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit.  The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.  Thus, for a call option purchased by a Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.

In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

Writing Options on Securities and Indices.  Because a Fund receives a premium for writing a put or call option, a Fund may seek to increase its return by writing call or put options on securities or indices.  The premium a Fund receives for writing an option will increase the Fund’s return in the event the option expires unexercised or is closed out at a profit.  The size of the premium a Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.

A Fund may write a call option on a security or other instrument held by the Fund.  In such a case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option.  Alternatively, a Fund may write a call option on securities in which it may invest but that are not currently held by the Fund.  During periods of declining securities' prices or when prices are stable, writing these types of call options can be a profitable strategy to increase a Fund’s income with minimal capital risk.  However, when securities' prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received.  Call options written on securities that the Fund does not own are riskier than call options written on securities owned by the Fund because there is no underlying security held by the Fund that can act as a partial hedge. When such a call option is exercised, the Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option.  Call options written on securities that the Fund does not own have speculative characteristics and the potential for loss is unlimited.  There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.

A Fund also may write a put option on a security.  In so doing, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

OTC Options.  A Fund may also invest in over-the-counter (“OTC”) options.  OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Closing Options Transactions.  The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option.  If an option is American style, it may be exercised on any day up to its expiration date.  In contrast, a European style option may be exercised only on its expiration date.

In addition, a holder of an option may realize a gain or loss on the option by effecting an offsetting closing transaction.  In the case of exchange-traded options, a Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased.  A Fund would realize a gain from a closing sale transaction if the premium received from the sale of the option is more than the premium paid to purchase the option (plus transaction costs).  A Fund would realize a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs).  Similarly, a Fund that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written.  A Fund realizes a gain from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is less than the premium received from writing the option.  A Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option.

An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.

Risk Factors in Options Transactions.  There are various risks associated with transactions in exchange-traded and OTC options.  The values of options written by a Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration.  The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.  In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option.  This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

A Fund’s ability to use options as part of its investment program depends on the liquidity of the markets in those instruments.  In addition, there can be no assurance that a liquid market will exist when a Fund seeks to close out an option position.  If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.  If a Fund were unable to close out a call option that it had written on a portfolio security owned by the Fund, it may not be able to sell the underlying security unless the option expired without exercise.  As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call option, but retains the risk of loss (net of premiums received) should the price of the underlying security decline.  As the writer of a call option on a security it does not own, the Fund will realize a loss on the option if the price of the security increases above the strike price of the option.  Similarly, as the writer of a call option on a securities index, a Fund will realize a loss on the option if the value of the index increases above the level on which the strike price is set.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange, which generally provides a liquid secondary market for an option of the same series.  If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect an offsetting closing transaction for a particular option as described above.  In addition, the hours of trading for options on an exchange may not conform to the hours during which the securities held by a Fund are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.

Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write.  The Fund(s), an investment advisor, and other clients of the investment advisor may constitute such a group.  These limits restrict a Fund’s ability to purchase or sell particular options.

An OTC option   is also generally subject to the risks described above under " Risk Factors in Swap Contracts and Other Two-Party Contracts."

Futures Contracts and Related Options

A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price.  A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price.  The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date.  The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade—known as “contract markets”—approved for such trading by the Commodity Futures Trading Commission (the “CFTC”), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery, but rather by entering into an offsetting contract (a "closing transaction").  If a Fund is unable to enter into a closing transaction, the amount of the Fund's potential loss may be unlimited.

No price is paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of liquid assets to serve as “initial margin.”  Initial margin is similar to a performance bond or good faith deposit which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.  Subsequent payments, called “variation margin” or “maintenance margin,” to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Futures contracts also involve brokerage costs.

Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Options on futures contracts.  In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.  Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.  Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures.  If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash.  Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As with options on securities, the holder or writer of an option on futures contracts may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

Risks of transactions in futures contracts and related options. Investment in futures contracts involves risk.  A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract.  Successful use of futures contracts and related options by a Fund is subject to the investment advisor's ability to predict movements in various factors affecting financial markets.  The use of futures and related options strategies involves the risk of imperfect correlation among movements in the prices of the securities, index, or commodity underlying the futures and options purchased and sold by a Fund and in the prices of the options and futures contracts themselves.  Also, in a case where a Fund uses futures and related options for hedging purposes, there is the risk that movements in the prices of the futures and options will not correlate closely with movements in the prices of the securities that are the subject of the hedge.  The prices of futures and related options may not correlate perfectly with movements in the underlying securities, index, or commodity due to certain market distortions for a number of reasons.  For example, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the underlying securities, index, or commodity and futures markets.  In addition, margin requirements in the futures markets are less onerous than margin requirements in the securities markets, and as a result the futures markets may attract more speculators than do the securities markets.  Increased participation by speculators in the futures markets may also cause temporary price distortions.  Due to the possibility of price distortions in the futures markets and also because of the imperfect correlation between movements in the underlying securities, index, or commodity and movements in the prices of futures and related option, even a correct forecast of general market trends by the investment advisor may still not result in a profitable position over a short time period.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).  However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments.  The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by a Fund, the Fund may seek to close out such a position.  A Fund's ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market.  It is not certain that this market will develop or continue to exist for a particular futures contract or option.

As noted above, a Fund that purchases or sells a futures contract is only required to deposit margin as required by relevant CFTC regulations and the rules of the relevant contract market.  Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the Fund’s portfolio.  Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

U.S. Treasury security futures contracts and options.  U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price.  Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by a Fund is subject to the investment advisor’s ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities.  For example, if a Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect the values of securities held in its portfolio, and the prices of the Fund's securities increase instead as a result of a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities.  For example, if a Fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of the Fund's tax-exempt securities decrease, the Fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

Index futures contracts.  An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made.  Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index.  Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position.  A unit is the current value of the index.  A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).  A Fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The S&P 500 assigns relative weightings to the common stocks included in the S&P 500, and the value fluctuates with changes in the market values of those common stocks.  In the case of the S&P 500, contracts are to buy or sell 500 units.  Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150).  The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place.  Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.  For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4 per unit).  If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2 per unit).

There are several risks in connection with the use by a Fund of index futures.  For example, successful use of index futures by a Fund may be subject to the investment advisor’s ability to predict movements in the direction of the market.  For example, it is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund’s portfolio may decline.  If this occurred, a Fund would lose money on the futures and also experience a decline in value in its portfolio securities.  It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

Options on index futures are similar to options on other financial futures contracts, giving the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

            Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges.  Options on securities and indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges.  Such transactions may not be regulated as effectively as similar transactions in the United States and may be subject to greater risks than trading on domestic exchanges.  For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract.  The lack of a common clearing facility creates counterparty risk.  If a counterparty defaults, a Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies.  When seeking to enforce a contractual remedy, a Fund also is subject to the risk that the parties may interpret contractual terms (for example, the definition of default) differently.  If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty.  A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.  In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is conducted on foreign exchanges, any profits that a Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate.  The value of foreign options and futures may also be adversely affected by other factors unique to foreign investing (see “Foreign Securities” below).

Structured Notes

Structured notes include, but are not limited to, reverse convertible notes, interest rate-linked notes, credit-linked notes, commodity-linked notes and dual currency notes. Structured notes are debt obligations where the interest rate and/or principal amount payable upon maturity or redemption of the note is determined by the performance of an underlying reference instrument, such as an asset, market or interest rate. Structured notes may be positively or negatively indexed; that is, an increase in the value of the reference instrument may produce an increase or decrease in the interest rate or principal. Further, the rate of return on a structured note may be determined by the application of a multiplier to the percentage change (positive or negative) in value of the reference instrument. Structured notes may be issued by governmental agencies, broker-dealers or investment banks at various levels of coupon payments and maturities, and may also be privately negotiated to meet an individual investor’s requirements. Many types of structured notes may also be “replicated” through a combination of holdings in equity and fixed-income securities and derivative instruments such as call or put options.

Reverse Convertible Notes.  Reverse convertible notes are structured products that are designed to make regular interest payments, but where the value of the principal is linked to the performance of an underlying reference instrument – usually an equity security. Reverse convertible notes have a put option attached which is exercisable if the price of the underlying reference instrument drops below a stated value (“downside limit”) during a stated period. At maturity, the holder of the note will receive the full amount of principal if the value of the reference instrument did not close below the downside limit during the period. If the value of the reference instrument did close below the downside limit during the period, the holder of the note will usually receive a certain number of shares of the underlying equity security. Reverse convertible notes are generally used to generate income while providing some downside price protection on the underlying equity security.

Risk factors for structured notes.  Investments in structured notes are subject to interest rate risk and the credit risk of the issuer. Further, depending on the type of structured product, an increase or decrease in the value of the underlying reference instrument may cause a decrease in the interest rate payable as well as in the principal amount payable on maturity.  The percentage decrease in value of a structured note may be far greater than the percentage by which the value of the reference instrument increases or decreases. Structured notes may also be less liquid than other types of securities.

Foreign Currency Transactions

Foreign currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors.  Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.  Foreign currencies in which a Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.  A Fund may use currency instruments for hedging, investment, or currency risk management.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date.  A forward foreign currency contract can reduce a Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive, for the duration of the contract.  The effect on the value of a Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency.  Contracts to sell a particular foreign currency would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases.

A Fund also may purchase or sell currency futures contracts and related options.  Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price.  However, currency futures can be and often are closed out prior to delivery and settlement.  In addition, a Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period.

            A Fund also may purchase or sell options on currencies.  These options give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period.  Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner.  They may be traded on an exchange or in the OTC markets.  Options on currencies traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using options.

            Derivatives involving foreign currencies may often lead to differences between a Fund’s book income (as determined for financial accounting purposes) and its taxable income because federal income tax law generally treats gains and losses from foreign currency positions as ordinary income or loss, while for financial accounting purposes such gains or losses are capital gains or losses.  While a Fund may elect to treat foreign currency positions gains or losses as capital gains or losses, book/tax differences may still arise when various gains and losses offset each other for financial accounting purposes but not for tax purposes.  Thus, a Fund’s gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund’s income or gains at the Fund level and its distributions to shareholders.  A Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

            Please see "Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges" above.

Currency Cross-hedge

A currency cross-hedge enables the advisor to reduce exposure in one foreign currency relative to exposure in a second foreign currency. This strategy would make sense when the Fund wants to maintain its overall foreign currency exposure, but feels that some of the currencies are relatively more attractive.  An example would be where the advisor feels that the British Pound is more attractive than the Euro, and cross-hedges some Euro-denominated bonds back to the Pound Sterling.  The overall foreign currency exposure stays constant, but the relative weighting of the Pound versus the Euro increases.

Currency Proxy-hedge

A currency proxy-hedge enables the advisor to hedge a foreign currency exposure back to the U.S. dollar by using a second currency that has a high correlation to the actual long position, but where the second currency hedge would be either more liquid or less costly.  An example might be where a fund owns a position denominated in Indonesian Rupiah, but where the Yen has higher liquidity and is deemed a more cost effective hedge.

Creating a Net Long Position Versus a Foreign Currency

Creating a net long position would be a situation where the advisor of the Fund wishes to create exposure to a currency that exceeds the value of securities denominated in that currency that are held by the Fund.  An example might be where the advisor has reduced his weighting in Japanese bonds to 10% below the benchmark due to concerns with the bonds, but wants to maintain a market weighting in the Yen.  Creating a long position in the Yen would accomplish this result.

Repurchase Agreements

A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest).  Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase.  The investment advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.  If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest.  In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return.  Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price.  During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.  A reverse repurchase agreement generally creates investment leverage.  If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities.

Dollar Roll Transactions

            The Fund may enter into "dollar rolls" in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date.  In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages.  The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold.  The Fund could also be compensated through receipt of fee income.

Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund’s borrowings and other senior securities.  Investing in dollar rolls creates leverage (unless they are “covered dollar rolls,” see description below) and are included in the calculation of the Fund’s total leverage-creating transactions.   In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund’s right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund’s total leverage-creating transaction.

Leverage

            The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with EIMC’s Leverage Policy.  Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested.  Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.  Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions above) as well as investing in securities that are issued on a “to-be-announced” basis (commonly referred to as “TBAs”) which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund’s total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Securities Lending

            The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund.  These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral.   Voting rights or rights to consent with respect to the loaned securities passes to the borrower.  The Fund bears the risk that the value of investments made with collateral may decline.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed‑income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment goal. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed‑income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

            The Fund may purchase preferred stock.  Some preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings.  Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid.

            If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation.  Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Indexed Securities

            The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

            Indexed securities differ from other types of debt securities in which the Fund may invest in several respects.  First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated).  The reference instrument need not be related to the terms of the indexed security.  For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies.  An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases.  Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

            Investment in indexed securities involves certain risks.  In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of the underlying reference instruments.  Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity.  Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

            To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars.  The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.

Brady Bonds

            The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation.  Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk).  In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium.  Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

            The Fund may invest in foreign securities or U.S. securities traded in foreign markets.  In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit.  The Fund may also invest in Canadian commercial paper and Europaper.  These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers.  Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.  Such investments may also entail higher custodial fees and sales commissions than domestic investments.  Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations.  Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries.  Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development)

The Fund may be subject to risks associated with obligations of the Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development).  Because these entities are not governmental entities with taxing authority, and may be supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Premium Securities

            The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates.  Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity.  Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

The Fund may invest a portion of its assets in lower rated bonds.  Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody’s, commonly known as “junk bonds,” typically offer high yields, but also usually high risk.  While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.  Investors should be aware of the following risks:

            (1)    The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged.  Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing.  Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

            (2)    The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

            (3)    The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise.  For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost.  The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher‑rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

            (4)    The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and (c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

For bond ratings descriptions, see “Corporate and Municipal Bond Ratings” below.

Sovereign Debt Obligations

The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid and Restricted Securities

            The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

            The Fund may invest in "restricted" securities (i.e., securities subject to restrictions on resale under federal securities laws).  Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade among qualified institutional investors.  Since Rule 144A securities and other investments may have limited markets, the Fund’s portfolio manager, pursuant to procedures adopted by the Fund’s Board of Trustees, will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above.

Investment in Other Investment Companies

The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act.  Currently, with limited exceptions, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies.  Notwithstanding the foregoing, the Fund may invest an unlimited amount of its uninvested cash in the shares of money market funds or the shares of other Evergreen Funds, subject to the conditions set forth in the 1940 Act. The Fund’s ability to invest in other investment companies also may differ from the limitations in the 1940 Act to the extent permitted by SEC rules or exemptive relief.  For example, the Fund may invest all of its investable assets in securities of a single open‑end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.  Investing in other investment companies may expose a Fund to duplicate expenses and may lower the value of the Fund’s shares.

Short Sales

A short sale is the sale of a security the Fund has borrowed.  The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender.  After a short sale is completed, the value of the security sold short may rise.  If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

            The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.  The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities

The Fund may invest in municipal bonds of any state, territory or possession of the United States, including the District of Columbia. The Fund may also invest in municipal bonds of any political  subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions.  Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works.  Municipal bonds may also be issued to refinance public debt.

            Municipal bonds are mainly divided between "general obligation" and "revenue" bonds.  General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax.  They are repaid from the issuer's general revenues.  Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer.  In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

            The Fund may also invest in industrial development bonds.  Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations.  The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities.  Generally, the interest paid on an industrial development bond qualifies as fully exempt from federal income tax.  However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

            The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating.  Municipal bonds are rated by S&P, Moody's and Fitch.  Such ratings, however, are opinions, not absolute standards of quality.  Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield.  Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund.  Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

            The ability of the Fund to achieve its investment goal depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due.  Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default.  Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issuer's weaknesses.  Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due.  In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund and other Evergreen funds.

            From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds.  Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund.  If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.   In order for the interest on a municipal security to be tax exempt, the municipal security must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

U.S. Virgin Islands, Guam and Puerto Rico

The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named.  The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico.  Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

            A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates.  The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate.  An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond.  The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity.  There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax.  Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

The Fund may invest in master demand notes.  These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower.  Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed.  The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount.  The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice).  Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year.  The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.  Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time.  Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund‘s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand.  These notes are not typically rated by credit rating agencies.  Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody’s or F-1 by Fitch.

Payment‑in‑kind Securities (PIKs)

The Fund may invest in payment‑in‑kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period.  The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow.  Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

An advantage of PIKs for the issuer ‑‑ as with zero coupon securities ‑‑ is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash‑paying securities.   However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

As a group, PIK bonds trade flat (i.e., without accrued interest).  Their price is expected to reflect an amount representing accreted interest since the last payment.  PIKs generally trade at higher yields than comparable cash‑paying securities of the same issuer.  Their premium yield is the result of the lesser desirability of non‑cash interest, the more limited audience for non‑cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

The federal income tax treatment of PIKs is the same as the federal income tax treatment of zero coupon bonds. See “Zero Coupon ‘Stripped’ Bonds” and “Tax Information” below.

Zero Coupon "Stripped" Bonds

The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds.  The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series.  Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities.  Each zero coupon bond entitles the holder to receive a single payment at maturity.  There are no periodic interest payments on a zero coupon bond.  Zero coupon bonds are offered at discounts from their face amounts.

In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations.  Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price.  The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method.  Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss.  If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds. See “Tax Information” below.

Mortgage‑Backed or Asset‑Backed Securities

The Fund may invest in mortgage‑backed securities and asset‑backed securities.  Two principal types of mortgage‑backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).  CMOs are securities collateralized by mortgages, mortgage pass‑throughs, mortgage pay‑through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage‑backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties).  Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only.  Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass‑throughs to be prepaid prior to their stated maturity.  Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass‑throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage‑backed securities, the Fund may invest in securities secured by other assets, including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over‑the‑counter and typically have a short‑intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of asset‑backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset‑backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset‑backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

In general, issues of asset‑backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset‑backed securities may default and/or may suffer from these defects.  In evaluating the strength of particular issues of asset‑backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

TBA Mortgage Securities

TBA refers to “To Be Announced.”  These types of securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

Variable or Floating Rate Instruments

The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit.  Variable or floating rate instruments bear interest at a rate which varies with changes in market rates.  The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity.  A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula.  The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long‑term bond or commercial paper ratings applicable to permitted investments for the Fund.  The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

            The Fund may invest in investments related to real estate, including real estate investment trusts (REITs)  such as equity REITs and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.  Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates.  In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by borrower default risk and interest rate risk.  REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.  Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain exemption from the 1940 Act.  In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

The Fund may invest in limited and master limited partnerships.  A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement.  Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities.  A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates.  The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time.  The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration.  No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

The Fund may invest in Domestic Equity Depositary Receipts. These instruments represent interests in a unit investment trust (“UIT”) that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index.  Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts (“SPDRs”) and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them.  The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them.  Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks.  Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

PURCHASE AND REDEMPTION OF SHARES

You may buy shares of a Fund through Evergreen Investment Services, Inc. (EIS), broker‑dealers that have entered into special agreements with EIS or certain other financial institutions.  With certain exceptions, a Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees.  Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (CDSC) when you redeem the Fund's shares or no sales charges at all.  Each Evergreen fund offers different classes of shares.   Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class A shares.

There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

In addition to the circumstances described in the prospectus, no front-end sales charges are imposed on Class A shares purchased by shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families (as defined in the prospectus).  As described in the prospectus, current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual’s immediate family, and employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual’s immediate family, are eligible to purchase Class A shares at net asset value (NAV).  Accounts opened while the individual (or his or her immediate family member) is in a position giving rise to these privileges will continue to have the privilege of purchasing Class A shares at NAV after termination of the position; however, accounts opened after termination of the position (in the absence of any other circumstances giving rise to the privilege to purchase Class A shares at NAV) will not be eligible for purchases of Class A shares at NAV.  These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund.  Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort.  Similarly, these provisions extend the privilege of purchasing shares at NAV to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS.  Furthermore, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

In addition, in connection with the terms of a merger, acquisition or exchange offer made under a plan of reorganization, Class A shares may be purchased at NAV by certain investors of acquired funds who remain investors in the Evergreen funds, including former Class IS shareholders of Evergreen Strategic Value Fund, former Investor class shareholders of Undiscovered Managers Funds, former shareholders of two funds managed by Grantham, Mayo, Van Otterloo & Co. (the GMO Global Balanced Allocation Fund and the GMO Pelican Fund), former shareholders of an Atlas Fund and former shareholders of America’s Utility Fund.

Class B Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class B shares.

Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front‑end sales charge or exchange fee.  Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

Class C Shares, Class I Shares (also referred to as Institutional Shares), Class R Shares, Class S Shares, Administrative Shares, Institutional Service Shares, Investor Shares  and Participant Shares

The Fund’s prospectus describes, if applicable, the sales charges applicable to purchases of Class C shares, Class I shares (also referred to as Institutional shares), Class R shares, Class S shares, Administrative shares, Institutional Service shares, Investor shares and Participant shares.

Contingent Deferred Sales Charge

The Fund charges a CDSC on certain share classes to reimburse the distributor for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1” below).  Administrative, Institutional, Institutional Service, Investor and Participant shares do not charge a CDSC.

Redemption-in-kind

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

Exchanges

Investors may exchange shares of the Fund for shares of the same class of any other Evergreen fund which offers the same class of shares. See “By Exchange” under “How to Buy Shares” in the prospectus.  Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange.  The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge. An exchange constitutes both a sale and a purchase of shares and as such, may create a taxable event. See “Taxes on the Sale or Exchange of Fund Shares” below.

Automatic Reinvestment

As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares.  When a distribution or redemption check is returned by the post office as undeliverable or is not cashed within 180 days, whichever event occurs first, the proceeds may be reinvested in additional shares in the originating account at the then-current NAV, and any future distributions will be automatically reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

PRICING OF SHARES

Calculation of Net Asset Value (NAV)

            The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus.  The Fund will not compute its NAV on the days the New York Stock Exchange is closed. Evergreen reserves the right to adjust the time the Fund calculates its NAV to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

            The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

            Current values for the Fund's portfolio securities are determined as follows:

                        (1)  Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

Portfolio debt securities acquired with more than 60 days to maturity for which market prices are unavailable will be valued by an independent pricing service or other service by using matrix pricing or other methods that typically take into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

                        (4)  Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded.  If there has been no sale, the securities are valued at the mean between bid and asked prices.  Foreign securities may be valued at fair value according to procedures approved and periodically reviewed by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market.  In such instances, the value of foreign securities may be adjusted.

                        (5)  Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market value.

Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor’s opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

Investments in other mutual funds are valued at such funds’ net asset value.

The Evergreen money market funds, as permitted under Rule 2a-7 of the 1940 Act, generally value their securities at amortized cost.

PRINCIPAL UNDERWRITER

            EIS is the principal underwriter for the Trust and with respect to each class of shares of the Fund.  The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EIS with respect to each class of the Fund.

            EIS, as agent, has agreed to use its best efforts to find purchasers for the shares.  EIS may retain and employ representatives to promote distribution of the shares and may obtain orders from broker‑dealers, and others, acting as principals, for sales of shares to them.  The Underwriting Agreement provides that EIS will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

            All subscriptions and sales of shares by EIS are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Agreement and Declaration of Trust (the “Declaration of Trust”), By‑Laws, current prospectuses and SAI.  All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received.  Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

            EIS has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares.  EIS has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust, against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EIS or any other person for whose acts EIS is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

            The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the “Independent Trustees”), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

            The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement.  The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

            From time to time, if, in EIS's judgment, it could benefit the sales of shares, EIS may provide to selected broker‑dealers promotional materials and selling aids.

DISTRIBUTION EXPENSES UNDER RULE 12b-1

The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Administrative, Institutional Service, Investor, Participant and Class R shares (“Share Classes”), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act.  These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund’s expense table in the prospectus. The 12b-1 fees are composed of service fees and/or distribution fees which are described further below. Certain Wachovia affiliates receive 12b-1 fees from the Funds.

Class I shares (also referred to as Institutional shares) of the Fund do not pay 12b-1 fees.

Under the distribution plans (each a “Plan,” together, the “Plans”) that the Fund has adopted for its share classes, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EIS pursuant to principal underwriting agreements (each an “Agreement,” together, the “Agreements”) that the Fund has entered into with respect to its share classes, as applicable.

Class	Current Maximum 12b-1 Fees Allowed Under the Plans
A	0.75%(a)
B	1.00%
C	1.00%
S	0.75%(b)
Administrative	0.75%(c)
Institutional Service	0.75%(d)
Investor	0.75%(e)
Participant	0.75%(f)
R	1.00%(g)

(a) Currently limited to 0.30% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.   See the expense table in the prospectus of the Fund in which you are interested.

(b) Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

(c) Currently limited to 0.05% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(d) Currently limited to 0.25% or less on Evergreen institutional money market funds or other Evergreen funds offering Institutional Service shares. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(e) Currently limited to 0.10% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(f) Currently limited to 0.50% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(g) Currently limited to 0.50% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund’s investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts.  The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under “Current Maximum 12b-1 Fees Allowed Under the Plans.” The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

The Agreements provide that EIS will use the distribution fees received from the Fund for the following purposes:

(1)        to compensate broker-dealers or other persons for distributing Fund shares;

(2)        to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund’s shareholders; and

(3)        to otherwise promote the sale of Fund shares.

The Agreements also provide that EIS may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares.  EIS may assign its rights to receive compensation under the Plans to secure such financings.  Wachovia or its affiliates may finance payments made by EIS to compensate broker-dealers or other persons for distributing shares of the Fund.

The Funds may make payments under the Plan when shares of the Fund are not available for purchase.

In the event the Fund acquires the assets of another mutual fund, compensation paid to EIS under the Agreements may be paid by EIS to the acquired fund’s distributor or its predecessor.

Since EIS’s compensation under the Agreements is not directly tied to the expenses incurred by EIS, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS.  Distribution expenses incurred by EIS in one fiscal year that exceed the compensation paid to EIS for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Administrative, Institutional Service, Investor, Participant and Class R shares and are charged as class expenses, as accrued.  The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker‑dealers without the assessment of a front‑end sales charge, while at the same time permitting EIS to compensate broker‑dealers in connection with the sale of such shares.

            Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Administrative, Institutional Service, Investor, Participant and Class R shares and are charged as class expenses, as accrued.

            Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis.  Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

            The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EIS; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            Each Plan and the Agreement will continue in effect for successive 12‑month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

            The Plans permit the payment of fees to brokers and others for distribution and shareholder‑related administrative services and to broker‑dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Administrative, Institutional Service, Investor, Participant and Class R shares.  The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Administrative, Institutional Service, Investor, Participant and Class R shares.  The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Administrative, Institutional Service, Investor, Participant and Class R shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Administrative, Institutional Service, Investor, Participant and Class R shares.

            In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EIS with respect to that class or classes, and (ii) the Fund would not be obligated to pay EIS for any amounts expended under the Agreement not previously recovered by EIS from distribution services fees in respect of shares of such class or classes through deferred sales charges.

            All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected.  Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EIS.  To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EIS.  Any Agreement will terminate automatically in the event of its assignment.  For more information about 12b-1 fees, see “Distribution and/or Service (Rule 12b-1) Fees” under “More Information about the Funds’ Fees and Expenses” in the prospectus and ”Distribution and/or Service (Rule 12b-1) Fees” under “Expenses” in Part 1 of this SAI. To the extent EIMC and EIS are compensated based on assets under management in the Evergreen funds, they may be considered to have an interest in the operation of the Plans.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

            EIS will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Administrative, Investor, Participant, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).

The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.050% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.20% annually) during such quarter.

The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

The rate of service fees of a Fund with Class S and Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

The amount of any service fee that exceeds 0.25% is considered an “asset-based sales charge” and is calculated into the appropriate maximum aggregate cap as specified in the rules of the Financial Industry Regulatory Authority.

The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

EIS will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Class C Eligible Shares”).  Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter.  Service fees will be paid within five business days after the end of the service commission period in the respective quarter.  EIS will pay service fees only to the extent that such amounts have been paid to EIS by the Fund.

            No service fees are paid on sales of any Class I shares (also referred to as Institutional shares) of the Fund.

Commissions

EIS pays commissions to investment firms for sales of Class A shares at the following rates:

Equity Funds (except Evergreen Envision Growth Fund, Evergreen Envision Growth and Income Fund, Evergreen Large Cap Equity Fund and Evergreen Equity Index Fund)	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	5.00%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000

Long-term Bond Funds and Evergreen Envision Growth Fund, Evergreen Envision Growth and Income Fund, Evergreen Large Cap Equity Fund and Evergreen Equity Index Fund	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	4.25%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus*
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus*
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000*

  *   Evergreen Envision Funds and Evergreen Equity Index Fund pays 0.25% to investment firms for all amounts over $1,000,000.

Short-term Bond Funds	Your Investment	Dealer Commission as a % of Offering Price
	$0-$99,999	2.00
	$100,000-$249,999	1.50%
	$250,000-$499,999	1.25%
	$500,000-$999,999	0.75%
	$1,000,000-$4,999,999	0.50% of the first $4,999,999, plus
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000**

**  Evergreen Adjustable Rate Fund and Evergreen Limited Duration Fund pay 0.25% to investment firms for all amounts over $1,000,000.

            For Short-term Bond Funds EIS pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 2.00% of shares sold at the time of purchase.

            EIS pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

EIS pays commissions to investment firms for sales of Class C shares in the amount of 1.00% of shares sold at the time of purchase.

EIS will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).  Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter.  Such commissions will be paid by the twentieth day of the month before the end of the respective quarter.  Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

            No commissions are paid on sales of any Class I, Administrative, Institutional Service, Investor, Participant, Class R and Class S of a Fund.

TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

            The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Code.  (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.)  In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or foreign currencies, and net income from certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), the securities of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.  By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains.  A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements with respect to each calendar year and with respect to each one-year period ending on October 31.  The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash.  Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

            To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short‑term capital gains, if any).  The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income.  Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the current 15% rate of tax for other taxpayers who have met the relevant holding period requirements discussed below.  The Fund will inform shareholders of the amounts that so qualify.  If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other taxpayers.

In order for dividends received by a Fund shareholder to be “qualified dividend income” (qualifying for the 15% rate of tax), the Fund must meet holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.  A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

From time to time, the Fund will distribute the excess of its net long‑term capital gains over its short‑term capital loss to shareholders (i.e., capital gain dividends).  For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long‑term capital gains.  Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares. The Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to shareholders.

Some of the debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and is required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Distributions by the Fund reduce its NAV.  A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital.  In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital.  Nevertheless, the shareholder may incur taxes on the distribution.  Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return.  Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

If more than 50% of the value of the Fund's total assets at the end of a fiscal year consists of securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The Fund intends to make such an election to the extent that its foreign taxes exceed $0.01 per share. If such election is made, the shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that would be to his advantage.  In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom.  As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

            For Funds that may invest an amount less than or equal to 50% of the value of its assets in foreign securities, income received by the Fund from its investments in foreign securities may also be subject to withholding and other taxes.  Tax Conventions between certain countries and the U.S. may reduce or eliminate such taxes.  Shareholders in such Funds that invest up to 50% of their assets in foreign securities will not be entitled to a credit or deduction with respect to such foreign taxes.

            The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Gains from the Fund's positions in foreign currencies may also accelerate and recharacterize the Fund's distributions to shareholders. Losses from such positions may lead to a return of capital to Fund shareholders.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income.  In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax‑exempt obligations at the close of each quarter.  An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year.  The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year.  If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

Any shareholder of the Fund who may be a “substantial user” (as defined by the Code) of a facility financed with an issue of tax‑exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

            Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax‑exempt, will be treated as a tax preference item for alternative minimum tax purposes.  Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends.  Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income excluding long‑term capital gains received by the shareholder.

Taxes on the Sale or Exchange of Fund Shares

            Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares.  A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets.  Currently, capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 15% for an individual.  Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares.  The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares.  Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long‑term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

Other Tax Considerations

            Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund.  If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.  Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

            The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates).  It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons).  Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund.  Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund.  The Fund will withhold a tax at a rate of 30% (or lower under a tax treaty) on all ordinary dividend distributions to non-U.S. persons.  The withholding obligation generally does not apply to properly designated dividends derived from certain interest income of the Fund or from short-term capital gains of the Fund which are paid with respect to Fund years beginning before January 1, 2008. Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).  In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment.  Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

BROKERAGE

Brokerage Commissions

If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable.  Purchases from underwriters will include the underwriting commission or concession.  Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities.  Generally, the Fund will not pay brokerage commissions for such purchases.  When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession.  The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down.  When the Fund executes transactions in the over‑the‑counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

Selection of Brokers

The advisor places orders for the purchase and sale of portfolio securities for a Fund's accounts with brokers or dealers selected by it in its discretion.  When buying and selling portfolio securities, the advisor seeks the best execution for the Fund's orders, considering a number of factors including without limitation:

1.         ability to provide the best net financial result to the Fund;

2.         efficiency in handling trades;

3.         ability to trade large blocks of securities;

4.         reliability (e.g., lack of failed trades);

5.         readiness to handle possibly difficult trades;

6.         inventory of securities sought;

7.         historical and currently quoted commission rates;

8.         kind and quality of the execution services;

9.         financial strength and stability; and

10.        provision of “brokerage and research services” (as defined in the Securities and Exchange Act of 1934, as amended (the "1934 Act")).

These factors are generally considered over multiple transactions covering extended periods of time and all of these factors are not always present or considered in the context of every transaction.

In reliance on the "safe harbor" provided by Section 28(e) of the 1934 Act, the advisor may cause the Fund to pay a broker-dealer that furnishes "brokerage and research services" (as defined in the 1934 Act) a higher commission for effecting securities transactions than what another broker-dealer would have charged for effecting that same transaction, provided that the advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the advisor to the accounts as to which it exercises investment discretion.  The services received include such matters as economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

Research and brokerage so received is in addition to, and not in lieu of, services required to be performed by the advisor and does not reduce the advisory fee payable by the Fund.  To the extent that services of value are received by an advisor, the advisor may avoid expenses that might otherwise be incurred.  It is possible that certain of the research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by an advisor.  Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions for such other account or investment company.

Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor and a member of the New York and American Stock Exchanges, may effect portfolio transactions for the Fund. Wachovia Securities, LLC, is a majority-owned subsidiary of Wachovia Corporation, the Fund’s investment advisor’s parent.

            Although the advisor may use a broker-dealer that sells Fund shares to effect transactions for the Fund's portfolios, when selecting a broker for portfolio trades, the advisor may not consider the amount of Fund shares a broker has sold.

Simultaneous Transactions

The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients.  When a security is suitable for the investment goal of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client.   The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

ORGANIZATION

            The following is qualified in its entirety by reference to the Trust’s Declaration of Trust.

Description of Shares

            The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares.  Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class.  Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class.  Shareholders have no preemptive or conversion rights.  Shares are redeemable and transferable.

Voting Rights

            Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings.  Generally, at meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of “NAV” applicable to such share.  Shares generally vote together as one class on all matters.  No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of the affected class, as required by the Declaration of Trust.  Shares have non‑cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

Limitation of Trustees' Liability

            The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

            The Trust, its principal underwriter and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act (“Code of Ethics”).  Each of these Codes of Ethics permits Fund personnel to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts subject to certain restrictions and conditions and is on file with, and available from, the SEC.

Shareholder Liability

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund.  However, the Declaration of Trust states that no shareholder shall be personally liable for the debts, liabilities, obligations and expense incurred by, contracted for, or otherwise existing with respect to the Fund and provides that notice of such disclaimer may be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees.  The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for any obligation or liability of the Fund solely by reason of being or having been a shareholder.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is generally limited to the circumstances in which the Fund would be unable to meet its obligations.

INVESTMENT ADVISORY AGREEMENT

            On behalf of the Fund, the Trust has entered into an investment advisory and management agreement with the Fund’s investment advisor (the "Advisory Agreement").  Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets.  The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

              The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing  annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see “Expenses” in Part 1 of this SAI.

            The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares.  In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares.  The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

            For a discussion regarding the considerations of the Fund's Board of Trustees for approving or renewing the Fund's investment advisory agreements, please see either the Fund's Annual Report or Semiannual Report immediately following the approval or renewal of the Fund's contract for the most recent fiscal period.

Transactions Among Advisory Affiliates

            The Trust has adopted procedures pursuant to Rule 17a‑7 of the 1940 Act ("Rule 17a‑7 Procedures").  The Rule 17a‑7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor.  The Rule 17a‑7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor.  The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

PORTFOLIO MANAGER

Other Funds and Accounts Managed.  The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of November 30, 2007.

> Portfolio Manager		(Assets in thousands)
John R. Campbell, CFA	Assets of registered investment companies managed
	TOTAL..................................................................................................................	0
	Those subject to performance fee..........................................................	0
	Number of other pooled investment vehicles managed............................	0
	Assets of other pooled investment vehicles managed........................	0
	Number of those subject to performance fee........................................	0
	Assets of those subject to performance fee	0
	Number of other accounts managed.............................................................	168
	Assets of other accounts managed........................................................	40,097
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee	0

Jeff C. Moser, CFA	Assets of registered investment companies managed
	TOTAL...........................................................................................................	157,659
	Those subject to performance fee..........................................................	0
	Number of other pooled investment vehicles managed....................	1
	Assets of other pooled investment vehicles managed.......................	4,097
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee	0
	Number of other accounts managed.....................................................	5,137
	Assets of other accounts managed........................................................	2,170,659
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee	0

Conflicts of Interest.  Portfolio managers generally face two types of conflicts of interest:  (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests.  The policies of EIMC and Golden Capital require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.

The management of multiple Funds and other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, particularly if the Funds and accounts have different objectives, benchmarks and time horizons.  The portfolio manager may also be required to allocate his or her investment ideas across multiple Funds and accounts.  In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible Funds and accounts.  Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution.  Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts.  It may also happen that a Fund’s adviser or sub-adviser will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

Golden Capital does not receive a performance fee for its management of the Funds.   Golden Capital and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds – for instance, those that pay a higher advisory fee and/or have a performance fee.  The policies of EIMC and Golden Capital, however, require that portfolio managers treat all accounts they manage equitably and fairly.

As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging EIMC or a sub-advisor).  The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation.  The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts.  Similarly, if a portfolio manager holds a larger personal investment in one Fund than he or she does in another, the portfolio manager may have an incentive to favor the Fund in which he or she holds a larger stake.

The Evergreen funds may engage in cross trades, in which one Evergreen fund sells a particular security to another Evergreen fund or account (potentially saving transaction costs for both accounts).  Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay.

In general, EIMC and Golden Capital have policies and procedures to address the various potential conflicts of interest described above. Similarly, each advisor has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager’s personal interests.  However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

Compensation.  For Golden Capital, the portfolio managers receive base compensation consisting of a fixed annual salary that is competitive with industry standards, incentive compensation and participation in the firm’s 401(k) profit sharing plan and profit incentive plan. Individual compensation amounts are influenced by client retention, asset growth, individual performance and the profitability of the firm. The firm currently does not have a precise formula for attributing weights to each of these criteria in determining total compensation. Final determination as to individual awards is made after consultation with members of the firm’s management committee. In addition, Mr. Moser owns, indirectly, a substantial portion of the firm’s interests and, accordingly, participates in the success of the firm through his ownership interests in the firm.

Fund Holdings.  Since the Funds had not commenced operations as of the date of this SAI, no share ownership information is available for the Funds.

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) as of November 30, 2007. Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

> Portfolio Manager
John R. Campbell, CFA	$0
Jeff C. Moser, CFA	$0

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by certain members of senior management of EIMC and its affiliates that are involved in Evergreen’s mutual fund business as of December 31, 2006.  Total exposure equals the sum of (i) the individual’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the individual’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the individual’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Peter Cieszko.................................. Executive Managing Director and President of Global Distribution, EIMC	$100,001 – $500,000
Dennis Ferro.................................... Chief Executive Officer and Chief Investment Officer, EIMC	Over $1,000,000
Richard Gershen.............................. Head of Business Strategy, Risk and Product Management, EIMC	$500,001 – $1,000,000
W. Douglas Munn............................ Chief Operating Officer, EIMC	$500,001 – $1,000,000
Patrick O’Brien................................ President, Institutional Division, EIMC	Over $1,000,000

MANAGEMENT OF THE TRUST

The Trust is supervised by a Board of Trustees.  The Trustees meet periodically throughout the year to oversee the Fund’s activities, reviewing, among other things, the Fund’s performance and its contractual arrangements with various service providers.  Each Trustee is paid a fee for his or her services.  See “Expenses-Trustee Compensation” in Part 1 of this SAI.

            The Trust has an Executive Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairman of the Board, Michael S. Scofield, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings and reviews and resolves conflicts of interest between the Fund and the Fund's investment advisor or its affiliates. The Executive Committee also oversees and assists Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the Funds that relates to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Funds that relate to its services to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds. The Executive Committee also functions as the Nominating Committee and the Qualified Legal Compliance Committee (as further described below).  In addition, members of the Executive Committee serve on the 15(c) Committee (as further described below). For the fiscal year ended July 31, 2007, the Executive Committee held 23 committee meetings.

            The Nominating Committee is responsible for nominating candidates for election to the Board of Trustees by the full Board.  The Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as it deems appropriate, including EIMC.  The Committee will consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year at least 5% of the outstanding shares of a Fund.  Shareholder recommendations should be sent to the attention of the Committee in care of the Fund’s Secretary and should include biographical information, including the proposed nominee’s business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable.

            The Qualified Legal Compliance Committee is responsible for establishing written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund.  The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation.  If it is determined that there has been a material violation, the Committee is responsible for informing the Fund’s chief legal officer and chief executive officer and taking all other appropriate actions to respond to evidence of a material violation.

            The Fund has a 15(c) Committee which consists of Charles A. Austin, III, K. Dun Gifford, Dr. Leroy Keith, Jr., Dr. Russell A. Salton, III, Richard J. Shima and the Chairman of the Committee, Michael S. Scofield, each of whom is an Independent Trustee. The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act.  It may request information from and submit questions to the Fund's investment advisor and its affiliates in order for the full Board of Trustees to determine whether or not to enter into or renew Fund contracts. For the fiscal year ended July 31, 2007, the 15(c) Committee held 7 committee meetings.

The Trust has an Audit Committee which consists of Dr. Russell A. Salton, III, Patricia B. Norris and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee.  The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. The Audit Committee also oversees and assists Trustee oversight of matters related to pricing and valuation of portfolio securities. For the fiscal year ended July 31, 2007, the Audit Committee held 7 committee meetings.

            The Trust has a Distribution, 12b-1, and Service Committee (formerly the 12b-1 Committee) which consists of William W. Pettit and the Chairman of the Committee, Dr. Leroy Keith, Jr., each of whom is an Independent Trustee. The Distribution, 12b-1, and Service Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are distributed; expenditures by the Funds’ distributor of amounts paid under the Funds’ Rule 12b-1 plans; the nature and quality of services provided by the Funds’ transfer agent; and the overall level of servicing provided to shareholders in the Funds.   For the fiscal year ended July 31, 2007, the Distribution, 12b-1, and Service Committee held 4 committee meetings.

            The Trust has a Performance Committee which consists of Gerald McDonnell, K. Dun Gifford, David M. Richardson, Richard Wagoner and the Chairman of the Committee, Richard J. Shima.  The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. With the exception of Mr. Wagoner, the members of the Performance Committee are Independent Trustees. For the fiscal year ended July 31, 2007, the Performance Committee held 4 committee meetings.

            Set forth below are the Trustees of each of the fifteen Evergreen Trusts.  The address for each Trustee is P.O. Box 20083, Charlotte, North Carolina 28202. All shareholder communications should be sent to this address.

Independent Trustees:

Name and

Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Fund Complex[2]as of 12/31/2006	Other Directorships held outside of Evergreen Fund Complex
Charles A. Austin III DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	94	None
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College	94	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services	94	Trustee, Phoenix Fund Complex (consisting of 60 portfolios as of 12/31/06)
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Manager of Commercial Operations, CMC Steel (steel producer)	94	None
Patricia B. Norris DOB: 4/9/1948	Trustee	2006	President and Director of Buckleys of Kezar Lake, Inc., (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)	94	None
William Walt Pettit DOB: 8/26/1955	Trustee	1984	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)	94	None
David M. Richardson DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications)	94	None
Dr. Russell A. Salton, III DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource Associates, Inc.	94	None
Michael S. Scofield DOB: 2/20/1943	Trustee	1984	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)	94	None
Richard J. Shima DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)	94	None

Interested Trustee:

Richard K. Wagoner, CFA[3] DOB: 12/12/1937	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society	94	None

1      Each Trustee, except Ms. Norris, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by the Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees.

2      As of December 31, 2006, the Evergreen Fund Complex consisted of ten open-end investment management companies representing eighty-nine separate series and five closed-end funds.

3      Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wachovia Corporation, the parent to the Evergreen funds' investment advisor.

Trustee Ownership of Evergreen Funds Shares

            Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested. Amounts reflected include amounts received through the Trustees’ Deferred Compensation Plan. The table shows the dollar range of each Trustee’s investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2006.

Independent Trustees:

Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Fund Complex
Charles A. Austin III	Evergreen Equity Income Fund[1]	Over $100,000	Over $100,000
	Evergreen Global Opportunities Fund[2]	Over $100,000
	Evergreen Health Care Fund[2]	Over $100,000
	Evergreen International Equity Fund[1]	Over $100,000
	Evergreen Large Cap Equity Fund[1]	Over $100,000
	Evergreen Mid Cap Growth Fund[1]	Over $100,000
	Evergreen Omega Fund[1]	$50,001-$100,000
	Evergreen Precious Metals Fund	$50,001-$100,000
	Evergreen Utility and Telecommunications Fund	$10,001-$50,000
K. Dun Gifford	Evergreen Asset Allocation Fund	$50,001-$100,000	Over $100,000
	Evergreen Emerging Markets Growth Fund	$50,001-$100,000
	Evergreen Equity Income Fund	$50,001-$100,000
	Evergreen Fundamental Large Cap Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	Over $100,000
	Evergreen Health Care Fund	$10,001-$50,000
Dr. Leroy Keith, Jr.	Evergreen Asset Allocation Fund	$1-$10,000	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Diversified Bond Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Limited Duration Fund	$10,001-$50,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Omega Fund	$1-$10,000
	Evergreen Utilities and High Income Fund	$1-$10,000
	Evergreen Utility and Telecommunications Fund	$1-$10,000
Gerald M. McDonnell	Evergreen Adjustable Rate Fund	$10,001-$50,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$50,001-$100,000
	Evergreen Balanced Fund[1]	$50,001-$100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[1]	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Large Cap Value Fund[1]	$50,001-$100,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Money Market Fund[2]	Over $100,000
	Evergreen Omega Fund[1]	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund	$1-$10,000
	Evergreen Strategic Municipal Bond Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$1-$10,000
Patricia B. Norris	Evergreen Disciplined Small-Mid Value Fund	$10,001-$50,000	Over $100,000
	Evergreen Disciplined Value Fund	$10,001-$50,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Growth Fund	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Precious Metals Fund	$10,001-$50,000
	Evergreen Utility and Telecommunications Fund	$10,001-$50,000
William Walt Pettit	Evergreen Asset Allocation Fund[1]	$1-$10,000	Over $100,000
	Evergreen Balanced Fund[1]	$1-$10,000
	Evergreen Disciplined Value Fund[1]	$1-$10,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Equity Income Fund[1]	$1-$10,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[2]	$10,001-$50,000
	Evergreen Global Opportunities Fund[2]	Over $100,000
	Evergreen Growth Fund[1]	Over $100,000
	Evergreen Health Care Fund[2]	Over $100,000
	Evergreen International Equity Fund[2]	$10,001-$50,000
	Evergreen Large Cap Equity Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	$1-$10,000
	Evergreen Mid Cap Growth Fund[1]	$1-$10,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Utility and Telecommunications Fund[2]	Over $100,000
David M. Richardson	Evergreen Asset Allocation Fund	$50,001-$100,000	Over $100,000
	Evergreen Managed Income Fund	$50,001-$100,000
	Evergreen Precious Metals Fund	$10,001-$50,000
	Evergreen Special Values Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$50,001-$100,000
Dr. Russell A. Salton, III	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Fundamental Large Cap Fund[1]	$1-$10,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Large Cap Equity Fund[1]	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
Michael S. Scofield	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Balanced Fund[2]	Over $100,000
	Evergreen Core Bond Fund[1]	$50,001-$100,000
	Evergreen Disciplined Value Fund	$10,001-$50,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Special Equity Fund	$10,001-$50,000
	Evergreen Utility and Telecommunications Fund	$10,001-$50,000
Richard J. Shima	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Balanced Fund	$50,001-$100,000
	Evergreen Connecticut Municipal Bond Fund	$50,001-$100,000
	Evergreen Fundamental Large Cap Fund[1]	$50,001-$100,000
	Evergreen Global Large Cap Equity Fund	Over $100,000
	Evergreen Global Opportunities Fund	Over $100,000
	Evergreen Income Advantage Fund	$10,001-$50,000
	Evergreen International Balanced Income Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Large Cap Equity Fund[1]	$50,001-$100,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
	Evergreen Managed Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000

Interested Trustee:

Richard K. Wagoner	Evergreen Balanced Fund	$10,001-$50,000	Over $100,000
	Evergreen Equity Income Fund	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Mid Cap Growth Fund	Over $100,000
	Evergreen Money Market Fund	Over $100,000
	Evergreen Municipal Money Market Fund	$10,001-$50,000
	Evergreen Omega Fund	Over $100,000
	Evergreen Special Values Fund	Over $100,000
	Evergreen Treasury Money Market Fund	$1-$10,000
	Evergreen Utilities and High Income Fund	$1-$10,000

1         Invested through the Trustees’ Deferred Compensation Plan.  The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account.  The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.

2         Amount shown includes direct investments as well as investments through the Trustees' Deferred Compensation Plan. Dollar ranges of investments held directly in these funds are as follows: Mr. Austin – Evergreen Global Opportunities Fund, $50,001-$100,000; Evergreen Health Care Fund, $10,001 - $50,000. Mr. McDonnell – Evergreen Fundamental Large Cap Fund, $10,001 - $50,000 and Evergreen Money Market Fund, $1 - $10,000. Mr. Pettit – Evergreen Fundamental Large Cap Fund, $10,001 - $50,000; Evergreen Global Large Cap Equity Fund, $1 - $10,000; Evergreen Global Opportunities Fund, $10,001 - $50,000; Evergreen Health Care Fund, $10,001 - $50,000; Evergreen International Equity Fund, $10,001 - $50,000; Evergreen Utility and Telecommunications Fund, $10,001 - $50,000. Mr. Scofield – Evergreen Balanced Fund, $10,001-$50,000.

Set forth below are the principal officers of each of the fifteen Evergreen Trusts.

Name, Address and Date of Birth	Position with Trust	Principal Occupation for Last Five Years
Dennis H. Ferro 401 S. Tryon Charlotte, NC 28288 DOB: 6/20/1945	President since 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.
Kasey Phillips 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1970	Treasurer since 2005[1]	Senior Vice President, Evergreen Investment Services, Inc.; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Jeremy DePalma 200 Berkeley Street Boston, MA 02116 DOB: 2/5/1974	Treasurer since 2005[1]	Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Michael H. Koonce 200 Berkeley Street Boston, MA 02116 DOB: 4/20/1960	Secretary since 2000

Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin 200 Berkeley Street Boston, MA 02116 DOB: 9/20/1965	Chief Compliance Officer since 2007

Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Company, Inc; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1         Kasey Phillips is the Treasurer for Evergreen Fixed Income Trust, Evergreen International Trust, Evergreen Municipal Trust, Evergreen Select Fixed Income Trust, Evergreen Global Dividend Opportunity Fund, Evergreen Income Advantage Fund, Evergreen Multi-Sector Income Fund, Evergreen Utilities and High Income Fund and Evergreen International Balanced Income Fund.  Jeremy DePalma is the Treasurer to Asset Allocation Trust, Evergreen Equity Trust, Evergreen Money Market Trust, Evergreen Select Equity Trust, Evergreen Select Money Market Trust and Evergreen Variable Annuity Trust.

Officers and certain Trustees of the Funds may be affiliated persons of the Funds and an affiliated person of EIMC or EIS by virtue of their positions as an officer or employee of EIMC or EIS.

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS

            A complete listing of portfolio holdings for every Fund as of the calendar quarter end will be available to the public approximately 15 calendar days after the calendar quarter end. Such listing will be posted to EvergreenInvestments.com as soon after the 15 days as possible. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end, posted to EvergreenInvestments.com within approximately 15 calendar days after the month end.  A Fund may also from time to time post to EvergreenInvestments.com more current portfolio holdings information as of a specified date.

            Except as described below, no other dissemination of portfolio holdings is allowed to any shareholder, potential shareholder or party external to Evergreen except those disclosed below and disseminations (i) required by law, (ii) to affiliated or unaffiliated service providers (including the investment advisor, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential, (iii) to other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm), or (iv) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. Institutional investment consultants are those organizations who utilize fund holdings data and characteristics such as beta, P/E ratio, etc. to screen investment vehicles for their large, institutional clients.  These consultants typically compare the Funds against other investment firms’ products to see which is most suitable for the clients.  In presentations to clients, these consultants will sometimes provide data regarding the Funds and how they compared to products of other investment advisors.  The confidentiality agreements applicable to these situations preclude these firms from providing any client with holdings data until the 15th calendar day after quarter end when the data is available to the public.

            This policy applies to affiliates of Evergreen such as Wachovia Trust and Wachovia Securities.  Officers of the Funds may authorize disclosure of the Fund’s portfolio securities in accordance with this policy.  The Fund’s Board reviewed this policy and has designated a chief compliance officer to be responsible for monitoring compliance with the policy.  The chief compliance officer reports directly to the Board.

            As of the date of this SAI, the Funds had ongoing arrangements with the following recipients to make available non-public portfolio holdings information relating to the Funds:

Recipient	Purpose	Timing
State Street Bank and Trust Company	Funds’ custodian, tax service provider and securities lending agent	Daily
KPMG LLP	Funds’ independent registered public accounting firm	As necessary in connection with financial statements and SEC filings
EIS	Funds’ administrator	Daily
ESC	Funds’ transfer agent	Quarterly
EIMC	Funds’ investment advisor	Daily
Moody's Investor Services, Inc.	Provides rating services for the Funds	Weekly
Capital Access International	Analytical	Monthly
Lipper	Analytical	Monthly
Northern Trust Company	Analytical	Monthly
Thomson Financial, Inc.	Analytical	Monthly
Wachovia Fiduciary Compliance	Compliance Filings	Quarterly
JPMorgan Chase Bank	Funds’ securities lending agent	Daily
Wachovia Bank N.A.	Funds’ securities lending agent	Daily

            Once portfolio holdings information is made public, there are no restrictions on providing the data to any shareholder or other party.

CORPORATE AND MUNICIPAL BOND RATINGS

The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns.  A rating is an opinion of an issuer’s ability to pay interest and/or principal when due.  Ratings reflect an issuer’s overall financial strength and whether it can meet its financial commitments under various economic conditions.

If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody’s.  The Fund may also rely on ratings provided by Fitch.  Rating systems are similar among the different services.  As an example, the chart below compares basic ratings for long-term bonds.  The “Credit Quality” terms in the chart are for quick reference only.  Following the chart are the specific definitions each service provides for its ratings.

COMPARISON OF LONG-TERM BOND RATINGS

MOODY’S	S&P	FITCH	Credit Quality
Aaa	AAA	AAA	Excellent Quality (lowest risk) *
Aa	AA	AA	Almost Excellent Quality (very low risk) *
A	A	A	Good Quality (low risk) *
Baa	BBB	BBB	Satisfactory Quality (some risk) *
Ba	BB	BB	Questionable Quality (definite risk) **
B	B	B	Low Quality (high risk) **
Caa/Ca/C	CCC/CC/C	CCC/CC/C	In or Near Default **
	D	DDD/DD/D	In Default **

* Considered investment grade.

** Considered below investment grade.

CORPORATE BONDS

LONG-TERM RATINGS

Moody’s Corporate Long-Term Bond Ratings

Aaa  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds which are ratedA possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are rated Baa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds which are rated Baare judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:As described below, obligations rated  BB, B, CCC, CC, and C are regarded as having significant speculative characteristics.  BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action.  An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C       High default risk.  Default is a real possibility.  Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D       Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  ‘DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.  “DD” indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this categoryhave defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

CORPORATE SHORT-TERM RATINGS

Moody’s Corporate Short-Term Issuer Ratings

Prime-1  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B  A short-term obligation rated B is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C  A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.   Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

MUNICIPAL BONDS

LONG-TERM RATINGS

Moody’s Municipal Long-Term Bond Ratings

Aaa  Bonds rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds ratedA possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers1, 2 and 3 in each generic rating classification from Aa to B.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:As described below, obligations rated  BB, B, CCC, CC and C are regarded as having significant speculative characteristics.   BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D  Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations.  Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

SHORT-TERM MUNICIPAL RATINGS

Moody’s Municipal Short-Term Issuer Ratings

Prime-1   Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidence by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Municipal Short-Term Loan Ratings

MIG 1  This designation denotes best quality.  There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2  This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3  This designation denotes favorable quality.  Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG  This designation denotes speculative quality.  Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1   This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated A-1.

A-3  Issues carrying this designation have an adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B  Issues rated B are regarded as having only speculative capacity for timely payment.

C  This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D  Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1  Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3   Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

ADDITIONAL INFORMATION

            Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

            No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EIS, and no person is entitled to rely on any information or representation not contained therein.

            The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

Appendix A

The Fund's Board of Trustees has approved the following Proxy Voting Policy and Procedures on behalf of the Fund. These policies and procedures are that of the investment advisor.  The Fund's Proxy Voting Records indicating how each Evergreen fund voted proxies relating to portfolio securities during the twelve-month period ended June 30 of each year may be obtained, without charge, by visiting our Web site at EvergreenInvestments.com or the SEC’s website at http://www.sec.gov.

Evergreen Investment Management Company, LLC

Proxy Voting Policy and Procedures

February 1, 2007

Statement of Principles

Evergreen Investment Management Company (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Proxy Committee

Evergreen has established a proxy committee (Committee) which is a sub-committee of Evergreen's Investment Policy Committee. The Committee is responsible for approving Evergreen's proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Share Blocking

Evergreen does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest

Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Concise Domestic Proxy Voting Guidelines

The following is a concise summary of the Evergreen Investments Management Company LLC proxy voting policy guidelines for 2007.

1. Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless:

An auditor has a financial interest in or association with the company, and is therefore not independent;

There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

Composition of the board and key board committees;

Attendance at board and committee meetings;

Corporate governance provisions and takeover activity;

Disclosures under Section 404 of the Sarbanes-Oxley Act;

Long-term company performance relative to a market and peer index;

Extent of the director’s investment in the company;

Existence of related party transactions;

Whether the chairman is also serving as CEO;

Whether a retired CEO sits on the board;

Number of outside boards at which a director serves.

Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

Sit on more than six public company boards;

Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section “Performance Test for Directors”.

WITHHOLD from inside directors and affiliated outside directors when:

The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

The non-audit fees paid to the auditor are excessive;

A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

There is a negative correlation between chief executive pay and company performance;

The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

The company fails to submit one-time transfers of stock options to a shareholder vote;

The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

The company has backdated options (see “Options Backdating” policy);

The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

Serving as liaison between the chairman and the independent directors,

Approving information sent to the board,

Approving meeting agendas for the board,

Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

Having the authority to call meetings of the independent directors,

If requested by major shareholders, ensuring that he is available for consultation and direct communication;

Two-thirds independent board;

All-independent key committees;

Established governance guidelines;

The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

Long-term financial performance of the target company relative to its industry;

Management’s track record;

Background to the proxy contest;

Qualifications of director nominees (both slates);

Strategic plan of dissident slate and quality of critique against management;

Likelihood that the proposed goals and objectives can be achieved (both slates);

Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

Shareholders have approved the adoption of the plan; or

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

No lower than a 20 percent trigger, flip-in or flip-over;

A term of no more than three years;

No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Poor Pay Practices

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:

Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);

Huge bonus payouts without justifiable performance linkage or proper disclosure;

Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);

Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

New CEO awarded an overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed in this policy);

Excessive severance provisions (e.g., including excessive change in control payments);

Change in control payouts without loss of job or substantial diminution of job duties;

Internal pay disparity;

Options backdating (covered in a separate policy); and

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

The total cost of the company’s equity plans is unreasonable;

The plan expressly permits the repricing of stock options without prior shareholder approval;

There is a disconnect between CEO pay and the company’s performance;

The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

Stock ownership guidelines with a minimum of three times the annual cash retainer.

Vesting schedule or mandatory holding/deferral period:

A minimum vesting of three years for stock options or restricted stock; or

Deferred stock payable at the end of a three-year deferral period.

A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

No retirement/benefits and perquisites for non-employee directors; and

A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

Purchase price is at least 85 percent of fair market value;

Offering period is 27 months or less; and

The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

No discount on the stock price on the date of purchase since there is a company matching contribution.

Options Backdating

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

Length of time of options backdating;

Size of restatement due to options backdating;

Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;

Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

A trigger beyond the control of management;

The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

The company is conducting animal testing programs that are unnecessary or not required by regulation;

The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

The existing level of disclosure on pricing policies;

Deviation from established industry pricing norms;

The company’s existing initiatives to provide its products to needy consumers;

Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

New legislation is adopted allowing development and drilling in the ANWR region;

The company intends to pursue operations in the ANWR; and

The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

The company does not maintain operations in Kyoto signatory markets;

The company already evaluates and substantially discloses such information; or,

Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

Past performance as a closed-end fund;

Market in which the fund invests;

Measures taken by the board to address the discount; and

Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

there are concerns about the accounts presented or audit procedures used; or

the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

there are serious concerns about the accounts presented or the audit procedures used;

the auditors are being changed without explanation; or

nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

there are serious concerns about the statutory reports presented or the audit procedures used;

questions exist concerning any of the statutory auditors being appointed; or

the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cashoption is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

Adequate disclosure has not been met in a timely fashion;

There are clear concerns over questionable finances or restatements;

There have been questionable transactions with conflicts of interest;

There are any records of abuses against minority shareholder interests; and

The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

there are serious questions about actions of the board or management for the year in question; or

legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

the specific purpose of the increase (such as a share-based acquisition or merger) does not meet established guidelines for the purpose being proposed; or

the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Vote FOR share repurchase plans, unless:

clear evidence of past abuse of the authority is available; or

the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, we review publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, we place emphasis on the offer premium, market reaction, and strategic rationale.

Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause more scrutiny.

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? We will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

SUPPLEMENT TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN EQUITY INDEX FUNDS
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY TRUST

Effective immediately, the paragraph under the “Legal Counsel” section in part one of the Statements of Additional Information is replaced with the following:

                Ropes & Gray LLP, One International Place, Boston, MA 02110-2624, serves as counsel to the Funds and the independent Trustees of the Trust.

February 8, 2008	581710 (2/08)

SUPPLEMENT TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN DOMESTIC EQUITY FUNDS I

EVERGREEN DOMESTIC EQUITY FUNDS II

EVERGREEN ENVISION FUNDS

EVERGREEN SECTOR FUNDS

EVERGREEN GLOBAL AND INTERNATIONAL FUNDS

EVERGREEN BALANCED FUNDS

EVERGREEN EQUITY INDEX FUNDS

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS

EVERGREEN STATE MUNICIPAL BOND FUNDS

EVERGREEN MONEY MARKET FUNDS

EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

EVERGREEN VARIABLE ANNUITY FUNDS

(collectively, the “Funds”)

                The following has been added to the section entitled “Additional Information on Securities and Investment Practices” in the Funds' Statements of Additional Information:

Loans.  A Fund may invest in loans including, for example, corporate loans, loan participations, direct debt, bank debt and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders.  Alternatively, a Fund may invest in loans through novations, assignments and participating interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan or acquires a participation interest in a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor or participating institution to demand payment and enforce rights under the loan.  (There may be one or more assignors or participating institutions prior in time to the Fund.)

Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest.   In addition, loans in which a Fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

If a Fund only acquires an assignment of or a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan.  In addition, a Fund may have to rely on the assignor(s) or participating institution(s) to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the assignor(s) may be unwilling or unable to do so.  In such a case, the Fund would not likely have any rights over against the borrower directly.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation.  A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.

The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.

March 13, 2008	581952 (3/08)

SUPPLEMENT TO THE PROSPECTUSES

AND STATEMENT OF ADDITIONAL INFORMATION

OF
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

I.              Evergreen Special Equity Fund, Evergreen Select High Yield Bond Fund

The Board of Trustees of the Evergreen funds, at a meeting held on June 11-12, 2008, approved proposals to merge each Target Fund (as shown below) into the corresponding Surviving Fund and to submit the proposed mergers for the approval of the respective Target Fund's shareholders.

If the shareholders of a Target Fund approve the proposal, the corresponding Surviving Fund will acquire all of the assets and assume all of the liabilities of the Target Fund and shareholders of the Target Fund will receive shares of the Surviving Fund in exchange for their Target Fund shares.  If approved, the mergers are expected to take place in September 2008.

Target Funds	Surviving Funds
Evergreen Special Equity Fund	Evergreen Golden Core Opportunities Fund
Evergreen Select High Yield Bond Fund	Evergreen High Income Fund

June 12, 2008                                                                                                                                                         582551(6/08)

EVERGREEN EQUITY TRUST EVERGREEN SELECT EQUITY TRUST 200 Berkeley Street Boston, Massachusetts 02116 1.800.343.2898
DOMESTIC EQUITY FUNDS I
STATEMENT OF ADDITIONAL INFORMATION

February 1, 2008

Evergreen Enhanced S&P 500 ® Fund (“Enhanced S&P 500® Fund”)

Evergreen Growth Fund (“Growth Fund”)

Evergreen Large Company Growth Fund (“Large Company Growth Fund”)

Evergreen Mid Cap Growth Fund (“Mid Cap Growth Fund”)

Evergreen Omega Fund (“Omega Fund”)

Evergreen Small-Mid Growth Fund (“Small-Mid Growth Fund”)

Evergreen Special Equity Fund (“Special Equity Fund”)

Evergreen Strategic Growth Fund (“Strategic Growth Fund”)

(Each a “Fund”; together, the “Funds”)

Each Fund except Special Equity Fund and Strategic Growth Fund is a series of Evergreen Equity Trust, an open-end management investment company. Special Equity Fund and Strategic Growth Fund are each a series of Evergreen Select Equity Trust, an open-end management investment company. Evergreen Equity Trust and Evergreen Select Equity Trust are each referred to herein as “Trust” and together as “Trusts”.

This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectuses dated February 1, 2008, as amended from time to time, for the Fund in which you are making or contemplating an investment. The Funds are offered through three separate prospectuses: one offering Class A, Class B, Class C, and Class I shares of each Fund; one offering Class IS shares of Enhanced S&P 500® Fund, Special Equity Fund and Strategic Growth Fund; and one offering Class R shares of Omega Fund and Strategic Growth Fund. Part 1 of this SAI contains specific information about the Funds in the prospectuses. Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are interested.

Certain information may be incorporated into this document by reference to each Fund’s Annual Report as of September 30, 2007. You may obtain a copy of each prospectus, Annual Report, Semiannual Report and SAI without charge by calling 1.800.343.2898 or downloading it from EvergreenInvestments.com.

PART 1

TRUST HISTORY............................................................................................................................. 1-1

INVESTMENT POLICIES.................................................................................................................. 1-1

OTHER SECURITIES AND PRACTICES............................................................................................. 1-3

PRINCIPAL HOLDERS OF FUND SHARES........................................................................................ 1-4

EXPENSES................................................................................................................................... 1-11

COMPUTATION OF CLASS A OFFERING PRICE ............................................................................ 1-22

SERVICE PROVIDERS................................................................................................................... 1-23

FINANCIAL STATEMENTS.............................................................................................................. 1-26

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES................................... 2-1

PURCHASE AND REDEMPTION OF SHARES................................................................................. 2-24

PRICING OF SHARES.................................................................................................................... 2-26

PRINCIPAL UNDERWRITER........................................................................................................... 2-27

DISTRIBUTION EXPENSES UNDER RULE 12b-1.............................................................................. 2-28

TAX INFORMATION........................................................................................................................ 2-34

BROKERAGE................................................................................................................................ 2-38

ORGANIZATION............................................................................................................................. 2-39

INVESTMENT ADVISORY AGREEMENT......................................................................................... 2-40

PORTFOLIO MANAGERS............................................................................................................... 2-41

MANAGEMENT OF THE TRUST...................................................................................................... 2-48

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS............................................................. 2-55

CORPORATE AND MUNICIPAL BOND RATINGS............................................................................. 2-56

ADDITIONAL INFORMATION........................................................................................................... 2-66

PROXY VOTING POLICY AND PROCEDURES.................................................................................. A-1

PART 1

TRUST HISTORY

Each Trust is an open-end management investment company, which was organized as a Delaware statutory trust on September 18, 1997.

Enhanced S&P 500® Fund, Growth Fund, Large Company Growth Fund, Mid Cap Growth Fund, Omega Fund, and Small-Mid Growth Fund are each a diversified series of Evergreen Equity Trust. On December 5, 2003, Evergreen Large Cap Equity Fund (now Enhanced S&P 500® Fund) changed its name from Evergreen Stock Selector Fund. On March 1, 2004, Mid Cap Growth Fund changed its name from Evergreen Emerging Growth Fund. On September 30, 2007, Enhanced S&P 500® Fund changed its name from Evergreen Large Cap Equity Fund.

            Special Equity Fund and Strategic Growth Fund are each a diversified series of Evergreen Select Equity Trust. On March 1, 2004, Strategic Growth Fund changed its name from Evergreen Select Strategic Growth Fund.

            A copy of each Trust’s Agreement and Declaration of Trust, as amended, is on file as an exhibit to the applicable Trust’s Registration Statement, of which this SAI is a part.

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

            Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  In some cases, an explanation beneath a fundamental policy describes the Fund’s practices with respect to that policy, as allowed by current law.  If the law governing a policy changes, the Fund’s practices may be changed accordingly without a shareholder vote. Unless otherwise stated, all references in this section to the assets of a Fund are in terms of current market value.

1. Diversification

            Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

            Further Explanation of Diversification Policy:

            To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. The 5% and 10% limitations do not apply to (1) a Fund’s assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities, and (3) shares of other investment companies.

2. Concentration

            Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

            Further Explanation of Concentration Policy:

            Each Fund may not invest more than 25% of its total assets in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government, any state or territory of the U.S. or its agencies, instrumentalities, or political subdivisions).

            3. Issuing Senior Securities

            Except as permitted under the 1940 Act, each Fund may not issue senior securities.

4. Borrowing

            Each Fund may not borrow money, except to the extent permitted by applicable law.

            Further Explanation of Borrowing Policy:

Under the 1940 Act generally, each Fund may borrow from banks in an amount up to 33 1/3% of its total assets (including amounts borrowed) for any reason, and each Fund may also borrow up to an additional 5% of its total assets from banks or others for temporary or emergency purposes. Each Fund may also borrow from certain other Evergreen funds pursuant to applicable exemptive relief, within the limitations described above.

            5. Underwriting

            Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

            6. Real Estate

            Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

Further Explanation of Real Estate Policy:

            Each Fund may acquire or dispose of real estate or interests in real estate acquired through the exercise of its rights as the holder of debt obligations secured by real estate or interests therein.

            7. Commodities

            Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

            8. Lending

            Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

            Further Explanation of Lending Policy:

            To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

            When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash, cash equivalents or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

            The funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds, in accordance with Evergreen’s Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 25217-812-11592).

OTHER SECURITIES AND PRACTICES

For information regarding certain securities the Funds may purchase and certain investment practices the Funds may use, see the following sections in Part 2 of this SAI under “Additional Information on Securities and Investment Practices.” Information provided in the sections listed below expands upon and supplements information provided in the Funds’ prospectuses. The list below applies to all Funds unless otherwise noted.

Money Market Instruments

U.S. Government Agency Securities

When-Issued, Delayed-Delivery and Forward Commitment Transactions

Derivatives

Repurchase Agreements

Reverse Repurchase Agreements (not applicable to Growth Fund)

Leverage (applicable only to Small-Mid Growth Fund)

Securities Lending

Convertible Securities

Preferred Stocks

Warrants (not applicable to Small-Mid Growth Fund)

Obligations of Foreign Branches of US Banks (not applicable to Growth   Fund)

Obligations of US Branches of Foreign Banks (not applicable to Growth   Fund)

Foreign Securities (not applicable to Growth Fund)

Premium Securities (applicable only to Growth Fund)

Illiquid and Restricted Securities

Investment in Other Investment Companies

Short Sales (not applicable to Growth Fund)

Master Demand Notes (applicable only to Small-Mid Growth Fund, Strategic Growth Fund and Special Equity Fund)

Payment-in-kind Securities (applicable only to Small-Mid Growth Fund)

Zero Coupon “Stripped” Bonds (applicable only to Small-Mid Growth Fund)

Real Estate Investment Trusts (applicable only to Small-Mid Growth Fund, Strategic Growth Fund and Special Equity Fund)

Limited Partnerships (applicable only to Mid Cap Growth Fund, Large Company Growth Fund, Small-Mid Growth Fund and Special Equity Fund)

            Notwithstanding the above, each Fund may invest up to 5% of its assets in each of the securities or practices discussed in Part 2 of this SAI under “Additional Information on Securities and Investment Practices.”

PRINCIPAL HOLDERS OF FUND SHARES

            As of January 1, 2008, the officers and Trustees of each Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

Except as noted below in the table, to each Fund’s knowledge no persons owned of record 5% or more of any class of each Fund. No person is reflected on the books and records of a Fund as owning beneficially 5% or more of the outstanding shares of any class of the Fund as of January 1, 2008.

            Any shareholder who holds beneficially 25% or more of the outstanding common shares of the Fund may be deemed to control the Fund.  Any entity controlling the Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the approval of the other shareholders.

Enhanced S&P 500® Fund Class A
None	None
Enhanced S&P 500® Fund Class B
Citigroup Global Markets Inc. House Account Attn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	5.29%
Enhanced S&P 500® Fund Class C
MLPF & S For the Sole Benefit Of It Customers 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484	32.92%
Citigroup Global Markets Inc. House Account Attn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	13.01%
Enhanced S&P 500® Fund Class I
Wachovia Bank Cash Acct. Attn: Trust Operations Fund Group 401 S. Tryon St. FL 3 Charlotte, NC 28202-1934	43.61%
Wachovia Bank Cash/Reinvest Acct. Attn: Trust Operations Fund Group 401 S. Tryon St. FL 3 CMG 1151 Charlotte, NC 28202-1934	14.32%
Wachovia Bank Reinvest Acct. Attn: Trust Operations Fund Group 401 S. Tryon St. FL 3 CMG 1151 Charlotte, NC 28202-1934	13.78%
L & F Indemnity Limited Attn: Andrew Elliott Belvedere Building 69 Pitts Bay Road Pembroke Bermuda	8.68%
Enhanced S&P 500® Fund Class IS
None	None
Growth Fund Class A

Prudential Investment Mgmt Services For the Benefit of Mutual Fund Clients Mail Stop NJ 05-11-20 100 Mulberry Street 3 Gateway Center FL 11 Newark, NJ 07102-4000	12.92%
State Street Bank and Trust Cust. ADP/MSDW Alliance 105 Rosemont Ave. Westwood, MA 02090-2318	11.08%
Wachovia Bank 401k Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	7.34%
McLeod Regional Medical Center of The Pee Dee Inc. Attn: Fulton Ervin, Controller 555 E Cheves St. Florence, SC 29506-2606	6.20%
Growth Fund Class B
MLPF & S For the Sole Benefit Of It Customers Attn: Fund Admin 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484	6.73%
Citigroup Global Markets Inc. House Account Attn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	5.83%
Growth Fund Class C
None	None
Growth Fund Class I
Wachovia Bank 401k Accounts 1525 W WT Harris Blvd. Charlotte, NC 28288-0001	44.73%
Wachovia Bank Cash Account Attn: Trust Operations Fund Group 401 S Tryon St. 3rd FL CMG 1151 Charlotte, NC 28202-1934	22.50%
Credit Suisse First Boston Capital LLC Attn: Parshu Shah 11 Madison Ave, Floor 3 New York, NY 10010-3629	8.78%
Wachovia Bank Cash/Reinvest Acct Attn: Trust Operations Fund Group 401 S. Tryon St. 3rd FL CMG 1151 Charlotte, NC 28202-1934	8.36%
Wachovia Bank Reinvest Account Attn: Trust Operations Fund Group 401 S. Tryon St. 3rd FL CMG 1151 Charlotte, NC 28202-1934	7.15%
Large Company Growth Fund Class A
None	None
Large Company Growth Fund Class B
MLPF & S For the Sole Benefit Of It Customers 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484	5.65%
Large Company Growth Fund Class C
Citigroup Global Markets Inc. House Account Attn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	36.90%
MLPF & S For the Sole Benefit Of It Customers 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484	7.62%
Large Company Growth Fund Class I
Wachovia Bank Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28202-0001	69.53%
Wachovia Bank Cash/Reinvest Acct Attn: Trust Operations Fund Group 401 S. Tryon St. 3rd FL CMG 1151 Charlotte, NC 28202-1934	18.58%
Wachovia Bank Trust Accounts 11th Floor CMG-1151 301 S. Tryon St. Charlotte, NC 28202-1915	6.83%
Mid Cap Growth Fund Class A
None	None
Mid Cap Growth Fund Class B
None	None
Mid Cap Growth Fund Class C
MLPF & S For the Sole Benefit Of It Customers 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484	14.77%
Citigroup Global Markets Inc. House Account Attn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	6.77%
Mid Cap Growth Fund Class I
First Clearing LLC Attn: Michael Clark CSFB Capital LLC Eleven Madison Ave. New York, NY 10010-3643	34.98%
Wachovia Bank 401k Accounts 1525 West WT Harris Blvd. Charlotte, NC 28202-0001	19.40%
Citistreet FBO Lubrizol Employees PSSP 105 Rosemont Avenue Westwood, MA 02090-2318	16.55%
MLPF & S For the Sole Benefit Of It Customers 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484	16.17%
Wachovia Bank Cash Accounts 1525 West WT Harris Blvd. Charlotte, NC 28202-0001	10.39%
Omega Fund Class A
None	None
Omega Fund Class B
None	None
Omega Fund Class C
MLPF & S For the Sole Benefit Of It Customers 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484	7.77%
Omega Fund Class I
Wachovia Bank 401k Accounts 1525 West WT Harris Blvd. Charlotte, NC 28202-0001	30.81%
Wachovia Bank Reinvest Accts. Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28202-0001	5.70%
Wachovia Bank Cash Acct. 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	5.51%
Omega Fund Class R
MLPF & S For the Sole Benefit Of It Customers 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484	79.70%
Nick Stuller FBO Financial Information Group 401 k Profit Sharing Plan & Trust 595 Shrewsbury Ave. Shrewsbury, NJ 07702	15.29%
Counsel Trust DBA Mid Atlantic Trust FBO Merit Medical Practice PC 401k Profit Sharing Plan & Trust 336 Fourth Ave. Pittsburgh, PA 15222-2011	5.00%
Small-Mid Growth Fund Class A

None	None
Small-Mid Growth Fund Class I
NFS LLC FEBO Huntington National Bank 7 Easton Oval Columbus, OH 43219-6010	15.26%
Evergreen Investment Services, Inc. Aggressive Portfolio College Sense Attn: Jim Hall, 18th Floor 200 Berkeley Street Boston, MA 02116-5022	13.37%
Wachovia Bank NA EB/INT Cash Account Trust Account 1525 W WT Harris Blvd. Charlotte, NC 28288-0001	12.39%
Mercer Trust Company Trustee FBO Herman Miller Profit Sharing & 401k Plan 1 Investors Way MSC N-6-G Norwood, MA 02062-1599	11.21%
Evergreen Investment Services, Inc. Moderately Aggressive Portfolio College Sense Attn: Jim Hall, 18th Floor 200 Berkeley Street Boston, MA 02116-5022	10.82%
Evergreen Investment Services, Inc. Moderate Portfolio College Sense Attn: Jim Hall, 18th Floor 200 Berkeley Street Boston, MA 02116-5022	7.93%
Special Equity Fund Class A
MLPF & S For the Sole Benefit Of It Customers 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484	7.06%
Charles Schwab & Co. Inc. Special Custody Account FBO Exclusive Benefit of Customers Reinvest Acct. 101 Montgomery St./Mutual Funds San Francisco, CA 94104	6.50%
Reliance Trust Company, Trustee FBO MetLife Nav Plans 8515 E. Orchard Rd. Greenwood Village, CO 80111-5002	6.32%
Wachovia Bank 401k Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	5.39%
Special Equity Fund Class B
None	None
Special Equity Fund Class C
MLPF & S For the Sole Benefit Of It Customers 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484	15.87%
Citigroup Global Markets Inc. House Account Attn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	5.49%
Special Equity Fund Class I
Wachovia Bank Cash Acct. Attn: Trust Operations Fund Group 401 S. Tryon St. 3rd FL CMG 1151 Charlotte, NC 28202-1934	37.61%
Wachovia Bank Reinvest Acct. Attn: Trust Operations Fund Group 401 S. Tryon St. 3rd FL CMG 1151 Charlotte, NC 28202-1934	20.63%
Wachovia Bank 401k Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	16.26%
Wachovia Bank Cash/Reinvest Acct. Attn: Trust Operations Fund Group 401 S. Tryon St. 3rd FL CMG 1151 Charlotte, NC 28202-1934	15.60%
Special Equity Fund Class IS
None	None
Strategic Growth Fund Class A
Wilmington Trust Co. Cust. EPlan Services Inc. Group c/o Mutual Funds PO Box 8971 Wilmington, DE 19899-8971	19.73%
Prudential Investment Management Services For the Benefit of Mutual Fund Clients Mail Stop NJ 05-1-20 100 Mulberry Stret 3 Gateway Cetner, Floor 11 Newark, NJ 07102-4000	9.03%
Wachovia Bank 401k Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	7.67%
Charles Schwab & Co. Inc. Special Custody Account FBO Exclusive Benefit of Customers Reinvest Acct. 101 Montgomery St./Mutual Funds San Francisco, CA 94104	6.36%
AST Trust Company as Trustee FBO Godwin of America Inc. PSP PO Box 52129 Phoenix, AZ 85072-2129	5.15%
Strategic Growth Fund Class B
None	None
Strategic Growth Fund Class C
Citigroup Global Markets Inc. House Account 333 West 34th Street New York, NY 10001-2402	17.07%
First Clearing LLC Margaret A. Kelly IRA FCC As Custodian 405 Fourth Street Brooklyn, NY 11215-2901	6.25%
First Clearing LLC Michael Merritt Matheson Trust Michael Merritt Matheson Trustee 2758 S Sorrelle Mesa, AZ 85209-2516	5.04%
Strategic Growth Fund Class I
Wachovia Bank Cash Acct. Attn: Trust Operations Fund Group 401 S. Tryon St. FL 3 Charlotte, NC 28202-1934	56.19%
Wachovia Bank Reinvest Acct. Attn: Trust Operations Fund Group 401 S. Tryon St. FL 3 CMG 1151 Charlotte, NC 28202-1934	17.38%
Wachovia Bank Cash/Reinvest Acct. Attn: Trust Operations Fund Group 401 S. Tryon St. FL 3 CMG 1151 Charlotte, NC 28202-1934	11.87%
Wachovia Bank 401k Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	6.12%
Strategic Growth Fund Class IS
Citigroup Global Markets Inc House Account Attn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	8.60%
Strategic Growth Fund Class R
Nick Stuller FBO Financial Information Group 401 k Profit Sharing Plan & Trust 595 Shrewsbury Ave. Shrewsbury, NJ 07702-4158	79.95%
Co Evergreen Investments 401 S. Tryon Street Suite 500 Charlotte, NC 28288-0001	20.05%

EXPENSES

Advisory Fees

            Evergreen Investment Management Company, LLC (EIMC), a wholly-owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Funds.  EIMC is located at 200 Berkeley Street, Boston, Massachusetts, 02116-5034.  Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.  For more information, see “Investment Advisory Agreement” in Part 2 of this SAI.

            EIMC is entitled to receive from each Fund a fee at the following annual rates which is computed as of the close of business each business day and paid monthly:

Growth Fund
Aggregate Average Daily Net Assets of the Fund and Evergreen VA Growth Fund	Fee
First $1 billion	0.70%
Over $1 billion	0.65%

Mid Cap Growth Fund and Large Company Growth Fund
Aggregate Average Daily Net Assets	Fee
First $500 million	0.51%
Next $500 million	0.36%
Next $500 million	0.31%
Over $1.5 billion	0.26%

Omega Fund
Aggregate Average Daily Net Assets of the Fund and Evergreen VA Omega Fund	Fee
First $1 billion	0.52%
Over $1 billion	0.41%

Special Equity Fund
Aggregate Average Daily Net Assets	Fee
First $250 million	0.92%
Next $250 million	0.85%
Next $500 million	0.80%
Over $1 billion	0.70%

Strategic Growth Fund
Aggregate Average Daily Net Assets	Fee
First $1.5 billion	0.62%
Over $1.5 billion	0.55%

Small Mid Growth Fund
Aggregate Average Daily Net Assets	Fee
First $1 billion	0.70%
Over $1 billion	0.65%

            EIMC is entitled to receive from Enhanced S&P 500® Fund an annual fee that may be increased or decreased depending on the Fund’s performance, as follows:

Subject to the transition period discussed below ending November 30, 2008, the Fund will pay a fee each month at the annual rate of 0.30% of average daily net assets of the Fund for such month computed as of the close of business each business day (the “Base Fee”) adjusted based upon the Investment Performance (as defined below) of the Fund compared to the Investment Record (as defined below) of the Standard & Poor’s 500 Index (“S&P 500”) during the thirty-six month period ending as of the last business day of the month of the calculation period (the “Performance Fee Adjustment”) as follows:

(a)  the Base Fee will be increased, up to a maximum fee of 0.45%, by multiplying the difference, if positive, between the Investment Performance of the Fund and the Investment Record of the S&P 500 plus 0.25% (each of the Investment Performance and the Investment Record expressed as a percentage) by 0.5 and adding the result to the Base Fee;

(b)  the Base Fee will be decreased, down to a minimum fee of 0.15%, by multiplying the difference, if negative, between the Investment Performance of the Fund and the Investment Record of the S&P 500 minus 0.25% (each of the Investment Performance and the Investment Record expressed as a percentage) by 0.5 and subtracting the result from the Base Fee.

            The Performance Fee Adjustment will be applied to the average daily net assets of the Fund over the same period for which the Performance Fee Adjustment is calculated.

            For purposes of the foregoing calculation, “Investment Performance” and “Investment Record” are used as defined in Rule 205-1 under the Investment Advisers Act of 1940, as amended.  The Investment Performance of the Fund will be the Investment Performance of Class I shares of the Fund for the relevant period.

            Notwithstanding the foregoing, a three-year transitional period began on December 1, 2005 during which the fee is assessed as follows:

the fee payable for each of the first twelve months will be the Base Fee, not adjusted as provided above;

the fee payable for each of the thirteenth through the thirty-sixth months shall be determined first, by calculating the Base Fee for the entire period from December 1, 2005 through such month and adjusting that Base Fee as provided above based on the Investment Performance of the Fund and Investment Record of the S&P 500 for that entire period (rather than for a 36-month period); then, determining the difference between the fee so calculated and the aggregate of the fees paid under this Agreement for all prior periods from December 1, 2005; if such difference is a positive number, the Fund will pay the amount of such difference to EIMC; if such difference is a negative number, EIMC will pay an amount equal to the absolute value of such difference to the Fund;

beginning with the thirty-seventh month, the Base Fee will be adjusted based on the performance for a 36-month period ending with the month for which the payment is made, as described above.

            Notwithstanding the foregoing, the actual fee paid to EIMC for any period shall not exceed 0.45% of average daily net assets calculated over a month of the Fund computed as of the close of business each business day and paid monthly.

Advisory Fees Paid

Set forth below are the advisory fees accrued or paid by each Fund for the last three fiscal years or periods.

Fund/Fiscal Year Ended	Advisory Fee Paid	Advisory Fee Waived
September 30, 2007
Enhanced S&P 500® Fund	$8,952,901	$0
Growth Fund	$6,682,793	$0
Large Company Growth Fund	$1,976,446	$0
Mid Cap Growth Fund	$3,058,996	$0
Omega Fund	$4,196,249	$353,932
Small-Mid Growth Fund	$747,859	$69,274
Special Equity Fund	$1,349,233	$0
Strategic Growth Fund	$7,507,594	$0

September 30, 2006

Enhanced S&P 500® Fund	$6,175,961	$123,126
Growth Fund	$7,089,479	$0
Large Company Growth Fund	$2,054,675	$0
Mid Cap Growth Fund	$3,172,287	$0
Omega Fund	$4,049,623	$816,764
Small-Mid Growth Fund(1)	$0	$84,531
Special Equity Fund	$2,139,199	$0
Strategic Growth Fund	$9,756,944	$0
September 30, 2005
Enhanced S&P 500® Fund(2)	$10,169,125	$597,468
Growth Fund	$6,939,700	$0
Large Company Growth Fund	$2,225,382	$0
Mid Cap Growth Fund	$3,178,414	$0
Omega Fund	$5,509,844	$455,281
Special Equity Fund	$3,077,740	$0
Strategic Growth Fund	$9,891,901	$0

(1) For the fiscal period from October 11, 2005 (commencement of operations) to September 30, 2006.

(2) The fees paid by the Fund for the fiscal year ended September 30, 2005 were paid under the previous advisory fee arrangement.

Brokerage Commissions

            Below are the brokerage commissions paid for the last three fiscal years by each Fund to (1) all brokers and (2) to Wachovia Securities, LLC, an affiliate of Wachovia Corporation that places trades through its wholly-owned subsidiary, First Clearing, LLC.  For more information regarding brokerage commissions, see “Brokerage” in Part 2 of this SAI.

Fiscal Year or Period Ended / Fund	Total Paid to All Brokers	Total Paid to Wachovia Securities, LLC
September 30, 2007
Enhanced S&P 500® Fund	$908,752	$0
Growth Fund	$3,242,887	$46,522
Large Company Growth Fund	$173,522	$33,247
Mid Cap Growth Fund	$1,316,616	$130,211
Omega Fund	$521,088	$93,750
Small-Mid Growth Fund	$437,934	$14,758
Special Equity Fund	$316,879	$1,714
Strategic Growth Fund	$2,305,628	$235,443
September 30, 2006
Enhanced S&P 500® Fund	$563,521	$0
Growth Fund	$3,167,124	$22,803
Large Company Growth Fund	$522,333	$71,556
Mid Cap Growth Fund	$2,057,003	$139,656
Omega Fund	$1,611,929	$179,040
Small-Mid Growth Fund(1)	$50,087	$860
Special Equity Fund	$650,820	$1,278
Strategic Growth Fund	$2,926,857	$16,616
September 30, 2005
Enhanced S&P 500® Fund	$582,940	$0
Growth Fund	$2,982,506	$28,839
Large Company Growth Fund	$1,076,086	$330,368
Mid Cap Growth Fund	$2,709,731	$137,909
Omega Fund	$3,604,852	$845,999
Special Equity Fund	$1,975,805	$29,753
Strategic Growth Fund	$5,381,351	$70,698

(1) For the fiscal period from October 11, 2005 (commencement of operations) to September 30, 2006.

Percentage of Brokerage Commissions

            The table below shows, for the fiscal year ended September 30, 2007, (1) the percentage of aggregate brokerage commissions paid by each Fund to Wachovia Securities, LLC; and (2) the percentage of each Fund’s aggregate dollar amount of commissionable transactions effected through Wachovia Securities, LLC.  For more information, see “Selection of Brokers” under “Brokerage” in Part 2 of this SAI.

Fund	Percentage of Commissions to Wachovia Securities, LLC	Percentage of Commissionable Transactions through Wachovia Securities, LLC
Enhanced S&P 500® Fund	0%	0%
Growth Fund	1.4%	1.2%
Large Company Growth Fund	19.2%	14.0%
Mid Cap Growth Fund	9.9%	9.6%
Omega Fund	18.0%	12.3%
Small-Mid Growth Fund	3.4%	0.7%
Special Equity Fund	0.5%	0.5%
Strategic Growth Fund	10.2%	7.6%

Brokerage Commissions with Research Firms

During the fiscal year ended September 30, 2007, the Funds allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by EIMC to provide research services (“Research Firms”).  Wachovia Securities, LLC (together with its wholly-owned subsidiary, First Clearing LLC) is a Research Firm.  The provision of research was not necessarily a factor in the placement of these transactions with such Research Firms. For more information, see “Selection of Brokers” under “Brokerage” in Part 2 of this SAI.

Fund	Dollar Amount of Transactions with Research Firms	Commissions Paid on Transactions with Research Firms
Enhanced S&P 500® Fund	$3,517,188,358	$889,673
Growth Fund	$1,751,359,078	$2,861,330
Large Company Growth Fund	$177,803,463	$152,907
Mid Cap Growth Fund	$1,088,656,157	$1,170,548
Omega Fund	$569,690,723	$480,410
Small-Mid Growth Fund	$462,604,002	$403,788
Special Equity Fund	$266,060,415	$302,934
Strategic Growth Fund	$2,169,178,363	$1,836,451

The following table lists the value of each Fund’s holdings, if any, in the securities of its regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act), or their parent companies, as of the end of the Fund’s most recent fiscal year.

Fund	Regular Broker or Dealer	Value
Enhanced S&P 500® Fund	ABN Amro, Inc.	$12,000,000
	Banc of America Securities	$16,000,000
	Bank of America Corp.	$50,829,990
	Bear Stearns Cos.	$2,994,918
	BNP Paribas Securities, LLC	$4,000,000
	Cantor Fitzgerald & Co.	$9,000,000
	Citigroup Global Markets, Inc.	$10,000,000
	Citigroup, Inc.	$48,799,085
	Credit Suisse First Boston, LLC	$23,000,000
	Cullinan Finance Corp.	$4,999,816
	Deutsche Bank Securities, Inc.	$25,000,000
	Dresdner Kleinwort Wassertein Securities, LLC	$5,000,000
	Goldman Sachs Group, Inc.	$17,249,036
	Greenwich Capital Markets, Inc.	$12,000,000
	JPMorgan Chase & Co.	$30,696,238
	Lehman Brothers, Inc.	$13,000,000
	Merrill Lynch & Co., Inc.	$34,019,169
	Morgan Stanley	$18,409,332
	Nomura Securities International, Inc.	$1,000,000
	Premier Asset Collateralized Entity, LLC	$5,000,871
	Sigma Finance, Inc.	$4,994,156
	State Street Corp.	$9,942,159
Growth Fund	Banc of America Securities	$11,000,000
	Bank of America Corp.	$10,001,392
	Bear Stearns Cos.	$9,983,062
	Cantor Fitzgerald & Co.	$15,000,000
	Citigroup Global Markets, Inc.	$10,000,000
	Credit Suisse First Boston, LLC	$16,000,000
	GFI Group, Inc.	$7,363,260
	Greenhill & Co.	$4,688,640
	Greenwich Capital Markets, Inc.	$2,000,000
	KBW, Inc.	$3,675,206
	Lehman Brothers, Inc.	$16,000,000
	Merrill Lynch & Co., Inc.	$10,000,000
	Morgan Stanley	$10,002,462
	Stifel Financial Corp.	$3,863,712
Large Company Growth Fund	Banc of America Securities	$1,000,000
	Cantor Fitzgerald & Co.	$1,000,000
	Citigroup, Inc.	$12,740,770
	Credit Suisse First Boston, LLC	$1,000,000
	Legg Mason, Inc.	$10,291,809
	Lehman Brothers, Inc.	$1,000,000
Mid Cap Growth Fund	ABN Amro, Inc.	$4,000,000
	Affiliated Managers Group, Inc.	$14,338,372
	Banc of America Securities	$21,000,000
	BNP Paribas SA	$2,000,000
	Cantor Fitzgerald & Co.	$23,000,000
	Carrera Capital Finance, LLC	$3,000,133
	Credit Suisse First Boston, LLC	$16,000,000
	Deutsche Bank Securities, Inc.	$17,000,000
	Dresdner Kleinwort Wassertein Securities, LLC	$6,000,000
	Goldman Sachs Group, Inc.	$4,999,726
	Greenwich Capital Markets, Inc.	$24,000,000
	Lehman Brothers, Inc.	$17,000,000
	Merrill Lynch & Co., Inc.	$22,000,000
	Morgan Stanley	$5,001,231
	Nomura Securities International, Inc.	$6,000,000
Omega Fund	ABN Amro, Inc.	$2,000,000
	Banc of America Securities, LLC	$24,000,000
	Bank of America Corp.	$4,000,877
	BNP Paribas SA	$10,000,000
	Cantor Fitzgerald & Co.	$2,000,000
	Citigroup, Inc.	$27,067,405
	Credit Suisse First Boston, LLC	$1,000,000
	Cullinan Finance Corp.	$4,999,816
	Deutsche Bank Securities, Inc.	$2,000,000
	Dresdner Kleinwort Wasserstein Securities, LLC	$1,000,000
	Greenwich Capital Markets, Inc.	$2,000,000
	Legg Mason, Inc.	$24,300,807
	Lehman Brothers Holdings, Inc.	$1,000,000
	Merrill Lynch Pierce Fenner & Smith, Inc.	$3,000,000
	Morgan Stanley	$7,001,231
	Nomura Securities International, Inc.	$4,000,000
	Premier Asset Collateralized, LLC	$3,000,522
	Sedna Finance, Inc.	$4,999,451
	Sigma Finance, Inc.	$4,994,156
Small-Mid Growth Fund	Affiliated Managers Group, Inc.	$4,118,573
	Banc of America Securities, LLC	$5,000,000
	BNP Paribas SA	$7,000,000
	Credit Suisse First Boston, LLC	$8,000,000
	Deutsche Bank Securities, Inc.	$3,000,000
	Dresdner Kleinwort Wasserstein Securities, LLC	$8,000,000
	Lehman Brothers Holdings, Inc.	$1,000,000
	Merrill Lynch Pierce Fenner & Smith, Inc.	$2,000,000
	Nomura Securities International, Inc.	$1,000,000
Special Equity Fund	ABN Amro, Inc.	$1,000,000
	Banc of America Securities, LLC	$2,000,000
	BNP Paribas SA	$1,000,000
	Cantor Fitzgerald & Co.	$1,000,000
	Credit Suisse First Boston, LLC	$1,000,000
	Dresdner Kleinwort Wasserstein Securities, LLC	$1,000,000
	Greenwich Capital Markets, Inc.	$1,000,000
	Knight Capital Group, Inc.	$440,020
	Lehman Brothers Holdings, Inc.	$2,000,000
	Merrill Lynch Pierce Fenner & Smith, Inc.	$1,000,000
	Nomura Securities International, Inc.	$1,000,000
	optionsXpress Holdings, Inc.	$646,181
	Waddell & Reed Financial, Inc.	$1,021,410
Strategic Growth Fund	ABN Amro, Inc.	$1,000,000
	Banc of America Securities, LLC	$7,000,000
	Bank of America Corp.	$4,000,877
	Bear Stearns Cos.	$1,996,612
	BNP Paribas SA	$5,997,891
	Cantor Fitzgerald & Co.	$12,000,000
	Citigroup Global Markets, Inc.	$5,000,000
	Credit Suisse First Boston, LLC	$7,000,000
	Deutsche Bank Securities, Inc.	$5,000,000
	Dresdner Kleinwort Wasserstein Securities, LLC	$19,000,000
	Franklin Resources, Inc.	$13,942,125
	Goldman Sachs Group, Inc.	$3,825,461
	Greenwich Capital Markets, Inc.	$3,000,000
	Lehman Brothers Holdings, Inc.	$15,427,844
	Merrill Lynch Pierce Fenner & Smith, Inc.	$2,000,000
	Morgan Stanley	$15,208,375
	Nomura Securities International, Inc.	$4,000,000
	Premier Asset Collateralized Entity, LLC	$5,000,871
	Sigma Finance, Inc.	$4,994,156

Underwriting Commissions

Below are the underwriting commissions received by Evergreen Investment Services, Inc. (EIS), the Fund’s principal underwriter and an affiliate of Wachovia, from sales charges on the sale of Fund shares and the amounts retained by EIS after the payment of any dealer allowance, for the last three fiscal years or periods. EIS is an affiliate of EIMC.  For more information, see “Principal Underwriter” in Part 2 of this SAI.

Fund/Fiscal Year or Period Ended	Aggregate Underwriting Commissions	Underwriting Commissions Retained
September 30, 2007
Enhanced S&P 500® Fund	$167,858	$7,955
Growth Fund	$110,878	$8,251
Large Company Growth Fund	$91,431	$5,532
Mid Cap Growth Fund	$89,250	$4,734
Omega Fund	$403,401	$15,697
Small-Mid Growth Fund	$3,135	$417
Special Equity Fund	$62,724	$2,872
Strategic Growth Fund	$24,771	$1,113
September 30, 2006
Enhanced S&P 500® Fund	$155,356	$9,128
Growth Fund	$151,921	$9,600
Large Company Growth Fund	$102,729	$5,595
Mid Cap Growth Fund	$138,786	$8,132
Omega Fund	$542,735	$21,738
Small-Mid Growth Fund(1)	$0	$0
Special Equity Fund	$165,069	$8,080
Strategic Growth Fund	$33,848	$2,152
September 30, 2005
Enhanced S&P 500® Fund	$525,423	$4,205
Growth Fund	$155,317	$10,750
Large Company Growth Fund	$116,019	$4,436
Mid Cap Growth Fund	$186,461	$11,086
Omega Fund	$922,957	$35,700
Special Equity Fund	$183,911	$6,245
Strategic Growth Fund	$34,846	$2,271

(1) For the fiscal period from October 11, 2005 (commencement of operations) to September 30, 2006.

Distribution and/or Service (Rule 12b-1) Fees

            Below are the 12b-1 fees paid by each Fund for the fiscal year ended September 30, 2007.  For more information, see “Distribution Expenses Under Rule 12b-1” in Part 2 of this SAI.  Class I shares of the Funds do not pay Rule 12b-1 fees.

Fund	Class A		Class B		Class C
	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees
Enhanced S&P 500® Fund	$0	$697,054	$205,398	$68,466	$76,995	$25,665
Growth Fund	$46,010	$216,407	$143,001	$47,667	$1,270,841	$423,614
Large Company Growth Fund	$174,484	$820,150	$129,945	$43,315	$67,175	$22,392
Mid Cap Growth Fund	$259,731	$1,221,110	$158,031	$52,677	$50,150	$16,717
Omega Fund	$276,854	$1,299,441	$1,869,484	$623,161	$436,373	$145,458
Small-Mid Growth Fund	$9,018	$36,071	N/A	N/A	N/A	N/A
Special Equity Fund	$19,361	$91,200	$153,734	$51,245	$80,823	$26,941
Strategic Growth Fund	$3,003	$14,065	$19,444	$6,482	$17,615	$5,872

Fund	Class R		Fund	Class IS
	Distribution Fees	Service Fees		Service Fees
Omega Fund	$599	$599	Enhanced S&P 500® Fund	$173,369
Strategic Growth Fund	$17	$17	Special Equity Fund	$6,501
			Strategic Growth Fund	$38,801

Trustee Compensation

Listed below is the Trustee compensation paid by each Fund for the fiscal year ended September 30, 2007 and by the Evergreen Fund Complex(1) for the twelve months ended December 31, 2007. The Trustees do not receive pension or retirement benefits from the Evergreen funds. For more information, see “Management of the Trust” in Part 2 of this SAI.

Trustee	Fund	Aggregate Compensation from the Fund for the fiscal year ended 9/30/2007	Total Compensation from Evergreen Fund Complex(1) for the twelve months ended 12/31/2007(2)
Charles A. Austin III	Enhanced S&P 500® Fund	$4,530	$233,250
	Growth Fund	$2,078
	Large Company Growth Fund	$826
	Mid Cap Growth Fund	$1,378
	Omega Fund	$1,895
	Small-Mid Growth Fund	$245
	Special Equity Fund	$9,384
	Strategic Growth Fund	$2,681
Shirley L. Fulton(3)	Enhanced S&P 500® Fund	$433	$0
	Growth Fund	$217
	Large Company Growth Fund	$83
	Mid Cap Growth Fund	$143
	Omega Fund	$203
	Small-Mid Growth Fund	$5
	Special Equity Fund	$38
	Strategic Growth Fund	$319
K. Dun Gifford	Enhanced S&P 500® Fund	$4,325	$220,250
	Growth Fund	$1,973
	Large Company Growth Fund	$787
	Mid Cap Growth Fund	$1,312
	Omega Fund	$1,801
	Small-Mid Growth Fund	$223
	Special Equity Fund	$284
	Strategic Growth Fund	$2,531
Leroy Keith Jr.	Enhanced S&P 500® Fund	$4,074	$210,250
	Growth Fund	$1,867
	Large Company Growth Fund	$743
	Mid Cap Growth Fund	$1,239
	Omega Fund	$1,702
	Small-Mid Growth Fund	$224
	Special Equity Fund	$292
	Strategic Growth Fund	$2,403
Carol A. Kosel(4)	Enhanced S&P 500® Fund	$1,419	$57,200
	Growth Fund	$657
	Large Company Growth Fund	$265
	Mid Cap Growth Fund	$443
	Omega Fund	$606
	Small-Mid Growth Fund	$41
	Special Equity Fund	$62
	Strategic Growth Fund	$852
Gerald McDonnell	Enhanced S&P 500® Fund	$3,699	$189,500
	Growth Fund	$1,692
	Large Company Growth Fund	$674
	Mid Cap Growth Fund	$1,123
	Omega Fund	$1,543
	Small-Mid Growth Fund	$204
	Special Equity Fund	$264
	Strategic Growth Fund	$2,174
Patricia B. Norris	Enhanced S&P 500® Fund	$3,780	$196,250
	Growth Fund	$1,725
	Large Company Growth Fund	$688
	Mid Cap Growth Fund	$1,146
	Omega Fund	$1,573
	Small-Mid Growth Fund	$208
	Special Equity Fund	$264
	Strategic Growth Fund	$2,210
William Walt Pettit	Enhanced S&P 500® Fund	$3,714	$191,000
	Growth Fund	$1,698
	Large Company Growth Fund	$677
	Mid Cap Growth Fund	$1,128
	Omega Fund	$1,549
	Small-Mid Growth Fund	$206
	Special Equity Fund	$264
	Strategic Growth Fund	$2,181
David M. Richardson	Enhanced S&P 500® Fund	$3,699	$189,500
	Growth Fund	$1,692
	Large Company Growth Fund	$674
	Mid Cap Growth Fund	$1,123
	Omega Fund	$1,543
	Small-Mid Growth Fund	$204
	Special Equity Fund	$264
	Strategic Growth Fund	$2,174
Russell A. Salton, III	Enhanced S&P 500® Fund	$4,295	$218,750
	Growth Fund	$1,962
	Large Company Growth Fund	$782
	Mid Cap Growth Fund	$1,303
	Omega Fund	$1,789
	Small-Mid Growth Fund	$221
	Special Equity Fund	$284
	Strategic Growth Fund	$2,518
Michael S. Scofield	Enhanced S&P 500® Fund	$6,307	$318,250
	Growth Fund	$2,901
	Large Company Growth Fund	$1,152
	Mid Cap Growth Fund	$1,923
	Omega Fund	$2,647
	Small-Mid Growth Fund	$316
	Special Equity Fund	$428
	Strategic Growth Fund	$3,757
Richard J. Shima	Enhanced S&P 500® Fund	$4,346	$222,500
	Growth Fund	$1,992
	Large Company Growth Fund	$792
	Mid Cap Growth Fund	$1,321
	Omega Fund	$1,816
	Small-Mid Growth Fund	$237
	Special Equity Fund	$309
	Strategic Growth Fund	$2,566
Richard K. Wagoner	Enhanced S&P 500® Fund	$3,626	$189,500
	Growth Fund	$1,656
	Large Company Growth Fund	$660
	Mid Cap Growth Fund	$1,100
	Omega Fund	$1,509
	Small-Mid Growth Fund	$204
	Special Equity Fund	$258
	Strategic Growth Fund	$2,121

(1)   As of December 31, 2007, the Evergreen Fund Complex consisted of ten open-end investment management companies representing eighty eight separate series and five closed-end funds.

(2)   The Trustees’ Deferred Compensation Plan provides Trustees with the option to defer all or part of their compensation.  The Trustees may elect to earn a rate of return on any deferred compensation by selecting hypothetical investments in Evergreen investment products in an amount equal to the deferred compensation.  A Trustee may elect when to receive distributions of such deferred amounts, but may not receive a distribution before the earlier of the first business day of January following (a) a date five years following the deferral election, or (b) the year in which the Trustee ceases to be a member of the Board of Trustees.  Pursuant to the Deferred Compensation Plan, payments due under the Deferred Compensation Plan are unsecured obligations of the Evergreen funds. Pursuant to the Trustees’ Deferred Compensation Plan, certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2007. The amounts listed below will be payable in later years to the respective Trustees:

Austin:                    $93,000

Fulton:                    $0

Pettit:                      $57,300

Salton:                   $54,688

        Scofield                 $14,788

        Shima                    $111,250

(3)   Ms. Fulton served as a Trustee through November 20, 2006.

(4)   Amounts shown for Ms. Kosel reflect compensation she received from the Funds for her role as consultant to the Evergreen Boards of Trustees through November 2007.

COMPUTATION OF CLASS A OFFERING PRICE

                Class A shares are generally sold at their net asset value (NAV) plus a front-end sales charge.  Below is an example of the method of computing the offering price of Class A shares of a Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund’s Class A shares as of September 30, 2007. For more information, see “Purchase and Redemption of Shares” and “Pricing of Shares” in Part 2 of this SAI.

Fund	Net Asset Value Per Share	Sales Charge Per Share(1)	Offering Price Per Share
Enhanced S&P 500® Fund	$18.97	4.75%	$19.92
Growth Fund	$18.70	5.75%	$19.84
Large Company Growth Fund	$8.50	5.75%	$9.02
Mid Cap Growth Fund	$7.01	5.75%	$7.44
Omega Fund	$31.44	5.75%	$33.36
Small-Mid Growth Fund(1)	$14.73	5.75%	$15.63
Special Equity Fund	$14.38	5.75%	$15.26
Strategic Growth Fund	$34.16	5.75%	$36.24

(1) The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

SERVICE PROVIDERS

Administrator

EIMC, a subsidiary of Wachovia and an affiliate of each fund, serves as administrator to the Funds, subject to the supervision and control of each Trust’s Board of Trustees. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. Pursuant to a Master Administrative Services Agreement, EIMC provides the Funds with facilities, equipment and personnel and is entitled to receive from each Fund fees at the following annual rates:

Average Daily Net Assets

of the Evergreen funds

(Excluding Money Market Funds and Evergreen Institutional Enhanced Income Fund)

Administrative

Service Fee Rates

First $50 billion

0.100%

Next $25 billion

0.090%

Next $25 billion

0.080%

Next $25 billion

0.075%

On assets over $125 billion

0.050%

            Below are the administrative fees paid by each Fund for the last three fiscal years or periods, which were paid to the Funds’ predecessor administrator.

Fund/Fiscal Year or Period Ended	Administrative Fee Paid
September 30, 2007
Enhanced S&P 500® Fund	$2,086,169
Growth Fund	$953,020
Large Company Growth Fund	$385,394
Mid Cap Growth Fund	$638,408
Omega Fund	$872,751
Small-Mid Growth Fund	$116,032
Special Equity Fund	$145,855
Strategic Growth Fund	$1,204,304
September 30, 2006
Enhanced S&P 500® Fund	$1,780,507
Growth Fund	$1,015,054
Large Company Growth Fund	$400,702
Mid Cap Growth Fund	$669,787
Omega Fund	$887,937
Small-Mid Growth Fund(1)	$10,345
Special Equity Fund	$231,870
Strategic Growth Fund	$1,577,700
September 30, 2005
Enhanced S&P 500® Fund	$1,650,339
Growth Fund	$990,684
Large Company Growth Fund	$434,898
Mid Cap Growth Fund	$671,146
Omega Fund	$1,085,758
Special Equity Fund	$340,281
Strategic Growth Fund	$1,602,069

(1) For the fiscal period from October 11, 2005 (commencement of operations) to September 30, 2006.

Distributor

            EIS is the distributor of the Funds and markets the Funds through broker-dealers and other financial representatives. EIS receives payments pursuant to the Funds' 12b-1 plans, as well as through the sales charges paid in respect of sales of the Funds' shares. EIS, a subsidiary of Wachovia, is an affiliate of EIMC.

Transfer Agent

            Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia and an affiliate of EIMC, is the Funds’ transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.  Each Fund pays ESC annual fees as follows:

Fund Type	Annual Fee Per Open Account*	Annual Fee Per Closed Account**
Monthly Dividend Funds	$26.00	$9.00
Quarterly Dividend Funds	$21.50	$9.00
Semiannual Dividend Funds	$21.50	$9.00
Annual Dividend Funds	$21.50	$9.00

* The Fund pays ESC this fee for all open accounts where shareholders of the Fund hold their accounts directly with the Fund. For accounts held in the name of a financial intermediary, ESC may pay the financial intermediary an amount intended to compensate the intermediary for certain shareholder services provided by it and related expenses ( “sub-transfer agency fees”). The Fund reimburses ESC for all or a portion of that amount plus an additional amount equal to twelve percent as compensation to ESC for the operation of the reimbursement program.

                                ** The Fund pays ESC this fee for all closed accounts held directly with the Fund. Closed accounts are maintained on the system in order to facilitate historical and tax information.

The below table reflects the transfer agency fees paid by each Fund to ESC for the last three fiscal years or periods. The amounts shown under “Transfer Agency Fees Paid” include sub-transfer agency payments made by the Funds to financial intermediaries who hold shares of the Funds for their clients. Some of those sub-transfer agency fees, in the amounts shown under “Amounts Paid to Affiliates of EIMC and Wachovia Corporation,” were paid to one or more affiliates of EIMC and Wachovia Corporation.

Fiscal Year or Period Ended/ Fund	Transfer Agency Fees Paid	Amounts Paid to Affiliates of EIMC and Wachovia Corporation (1)
September 30, 2007
Enhanced S&P 500® Fund	$984,001	$55,881
Growth Fund	$1,114,368	$ 537,070
Large Company Growth Fund	$562,562	$0
Mid Cap Growth Fund	$816,319	$50,759
Omega Fund	$4,135,044	$21,007
Small-Mid Growth Fund	$69,097	$229
Special Equity Fund	$365,409	$59,225
Strategic Growth Fund	$202,256	$126,733
September 30, 2006
Enhanced S&P 500® Fund	$923,877	$60,299
Growth Fund	$1,173,860	$508,676
Large Company Growth Fund	$653,308	$0
Mid Cap Growth Fund	$996,500	$49,372
Omega Fund	$4,396,321	$24,758
Small-Mid Growth Fund(2)	$114	$0
Special Equity Fund	$502,099	$81,158
Strategic Growth Fund	$203,986	$143,384
September 30, 2005
Enhanced S&P 500® Fund	$718,891	$64,236
Growth Fund	$1,073,220	$438,438
Large Company Growth Fund	$791,650	$3,083
Mid Cap Growth Fund	$1,179,274	$36,591
Omega Fund	$5,187,122	$44,454
Special Equity Fund	$789,062	$99,455
Strategic Growth Fund	$214,464	$108,369

(1)  Includes amounts paid to ESC as compensation for the operation of the sub-transfer agency reimbursement program.

(2) For the fiscal period from October 11, 2005 (commencement of operations) to September 30, 2006.

Securities Lending Agent

Wachovia Bank, N.A., a subsidiary of Wachovia and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as securities lending agent to certain of the Evergreen funds. A securities lending agent facilitates lending of a Fund’s securities to brokers, dealers and other financial institutions to earn additional income for the Fund. In its role as securities lending agent to the Funds listed below, Wachovia Bank, N.A. earned the following fees from the Funds during the fiscal year ended September 30, 2007:

Fund	Amount Earned
Enhanced S&P 500® Fund	$5,776
Growth Fund	$19,340
Large Company Growth Fund	$645
Mid Cap Growth Fund	$6,418
Omega Fund	$3,452
Small-Mid Growth Fund	$1,894
Special Equity Fund	$3,956
Strategic Growth Fund	$3,869

Independent Registered Public Accounting Firm

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of each Fund.

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of each Fund’s securities and cash and performs other related duties.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, MA 02110-2624, serves as counsel to the Funds.

Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, provides legal advice to the independent Trustees of the Trusts.

FINANCIAL STATEMENTS

The audited financial statements for the Funds for the fiscal year ended September 30, 2007, including notes thereto, and the report of the Independent Registered Public Accounting Firm thereon, are hereby incorporated into this document by reference (which means that their contents are legally considered part of this SAI) from each Fund’s September 30, 2007 Annual Report. Each Fund’s Annual Report was filed electronically with the SEC on December 4, 2007 (Accession No. 0001379491-07-000165 for Evergreen Equity Trust and Accession No. 0001379491-07-000161 for Evergreen Select Equity Trust). A copy of each Annual Report may be obtained without charge by writing Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling 1.800.343.2898 or by downloading it from EvergreenInvestments.com.

Statement of Additional Information (SAI)

PART 2

ADDITIONAL INFORMATION ON SECURITIES

AND INVESTMENT PRACTICES

The prospectus describes the Fund’s investment goal and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use.  Some of the information below may not apply to the Fund or the Class in which you are interested.

            The term “advisor” includes any sub-advisor applicable to a Fund.

Money Market Instruments

The Fund may invest up to 100% of its assets in high-quality money market instruments, such as notes, certificates of deposit, commercial paper, banker’s acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

            The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

            In general, securities issued by U.S. Government-sponsored entities are backed only by (i) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (ii) the credit of the agency or instrumentality issuing the securities or guaranteeing the obligations.  Generally, the U.S. Government agencies issuing these securities, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. Government or U.S. Treasury.  This means that, in most cases, securities issued or guaranteed by U.S. Government agencies are supported only by the credit of the issuing agency, standing alone.  One important exception is securities issued and guaranteed by the Government National Mortgage Association, which are backed by the full faith and credit of the U.S. Government.

            Some examples of government agencies and instrumentalities that do not receive financial support from the U.S. Government or U.S. Treasury and whose securities and obligations are supported only by the credit of the issuing agency include the following.

(i)   Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

(ii)  Farmers Home Administration;

(iii) Federal Home Loan Banks;

(iv) Federal Home Loan Mortgage Corporation;

Federal National Mortgage Association; and

Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government.  GNMA securities or "certificates" represent ownership in a pool of underlying mortgages.  The timely payment of principal and interest due on these securities is guaranteed by GNMA.

            Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments.  While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30‑year bond.

            The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool.  Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool.  In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

            Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long‑term rates because of the prepayment feature.  For instance, when interest rates decline, prepayments of the underlying mortgages are likely to increase as the holders of the underlying mortgages seek refinancing.  As a result, the value of a GNMA certificate is not as likely to rise as the value of a comparable debt security would in response to the same decline.  In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When‑Issued, Delayed‑Delivery and Forward Commitment Transactions

The Fund may purchase securities on a when‑issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis.  Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

            The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date.  Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth.  In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when‑issued, delayed-delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due.  The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

            Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund.  In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale.  If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Derivatives

            The use of swaps, options, futures contracts, and other derivatives involves risk.  Thus, while a Fund may benefit from the use of options, futures, options on futures and other derivatives, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect a Fund’s performance.

Even if a Fund has the ability to engage in derivatives transactions, no Fund has the obligation to enter into derivatives transactions at any time or under any circumstances.  In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.

A Fund’s ability to engage in derivatives transactions is limited by the requirements for qualifying as a "regulated investment company" under the Internal Revenue Code.

Swaps, Caps, Floors and Collars

A typical swap agreement involves the exchange by the Fund with another party of commitments to pay or receive cash flows. There are various types of swaps, including, for example, interest rate swaps, credit default swaps, total return swaps, and caps, floors, and collars.

Interest rate swaps.  Interest rate swaps involve the exchange by the Fund with another party of interest payments, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. For example, a Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund.  In such an instance, the Fund may agree with a counterparty that the Fund will pay a fixed rate (multiplied by a notional amount) while the counterparty will pay a floating rate multiplied by the same notional amount.  If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction.

Credit default swaps.  A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a specified issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows the Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows the Fund potentially to reduce its credit exposure to a bond it owns or to take a "short" position in a bond it does not own.

As the protection buyer in a credit default swap, the Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans (such as those of a U.S. or foreign issuer or a basket of such issuers) to the protection seller and receive the par (or other agreed-upon) value upon default (or similar events) by the issuer of the underlying reference obligation.  If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Fund.  As the protection buyer, the Fund bears the risk that the investment might expire worthless and/or that the protection seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event).  In addition, when the Fund is a protection buyer, the Fund's investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying reference obligation.

The Fund may also use credit default swaps for investment purposes by selling a credit default swap, in which case, the Fund, as the protection seller, would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default (or similar event) by the third-party issuer of the underlying reference obligation.  In return for its obligation, the Fund would receive from the protection buyer a periodic stream of payments over the term of the contract.  If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations.  As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

            Total return swaps.  In a total return swap, payments made by the Fund or the counterparty are based on the total return of an underlying asset(s), which may include an equity or fixed-income security, a combination of such securities, or an index. The value of the swap position as well as the payments required to be made by the Fund or the counterparty will increase or decrease depending on the changes in value of the underlying asset(s).  In a total return swap, one party will agree to pay to the other party the increase in value of an underlying asset in return for the agreement by the other party to make periodic floating rate payments plus the amount of any decline in the value of the underlying asset.

Caps, floors, collars.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Risk Factors in Swap Contracts and Other Two-Party Contracts.  The most significant factor in the performance of swaps, caps, floors, and collars and other similar transactions is the change in the value of the underlying price, rate, or index level that determines the amount of payments to be made under the arrangement.  If the investment adviser is incorrect in its forecasts of such factor, the investment performance of a Fund would be less than what it would have been if these investment techniques had not been used.

            In addition, a Fund may only close out a swap, cap, floor, collar, or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty.  If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights.  For example, because the contract for each two-party derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights.  The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty.  The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under a derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Options and Futures Strategies

Options on Securities and Indices.

            An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or units of the index underlying the option) at a specified price.  Upon exercise of an option on a security, the writer of the option generally has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.  Upon exercise of an option on an index, the writer of the option generally is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be traded on securities exchanges, or on the over-the-counter market.

Purchasing Options on Securities and Indices.  Among other reasons, a Fund may purchase a put option to hedge against a decline in the value of a portfolio security.  If such a decline occurs, the put option will permit the Fund to sell the security at the higher exercise price or to close out the option at a profit.  By using put options in this manner, the Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs.  In order for a put option purchased by a Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.

            Among other reasons, a Fund may purchase call options to hedge against an increase in the price of securities the Fund anticipates purchasing in the future.  If such a price increase occurs, a call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit.  The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.  Thus, for a call option purchased by a Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.

In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

Writing Options on Securities and Indices.  Because a Fund receives a premium for writing a put or call option, a Fund may seek to increase its return by writing call or put options on securities or indices.  The premium a Fund receives for writing an option will increase the Fund’s return in the event the option expires unexercised or is closed out at a profit.  The size of the premium a Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.

A Fund may write a call option on a security or other instrument held by the Fund.  In such a case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option.  Alternatively, a Fund may write a call option on securities in which it may invest but that are not currently held by the Fund.  During periods of declining securities' prices or when prices are stable, writing these types of call options can be a profitable strategy to increase a Fund’s income with minimal capital risk.  However, when securities' prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received.  Call options written on securities that the Fund does not own are riskier than call options written on securities owned by the Fund because there is no underlying security held by the Fund that can act as a partial hedge. When such a call option is exercised, the Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option.  Call options written on securities that the Fund does not own have speculative characteristics and the potential for loss is unlimited.  There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.

A Fund also may write a put option on a security.  In so doing, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

OTC Options.  A Fund may also invest in over-the-counter (“OTC”) options.  OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Closing Options Transactions.  The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option.  If an option is American style, it may be exercised on any day up to its expiration date.  In contrast, a European style option may be exercised only on its expiration date.

In addition, a holder of an option may realize a gain or loss on the option by effecting an offsetting closing transaction.  In the case of exchange-traded options, a Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased.  A Fund would realize a gain from a closing sale transaction if the premium received from the sale of the option is more than the premium paid to purchase the option (plus transaction costs).  A Fund would realize a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs).  Similarly, a Fund that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written.  A Fund realizes a gain from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is less than the premium received from writing the option.  A Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option.

An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.

Risk Factors in Options Transactions.  There are various risks associated with transactions in exchange-traded and OTC options.  The values of options written by a Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration.  The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.  In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option.  This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

A Fund’s ability to use options as part of its investment program depends on the liquidity of the markets in those instruments.  In addition, there can be no assurance that a liquid market will exist when a Fund seeks to close out an option position.  If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.  If a Fund were unable to close out a call option that it had written on a portfolio security owned by the Fund, it may not be able to sell the underlying security unless the option expired without exercise.  As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call option, but retains the risk of loss (net of premiums received) should the price of the underlying security decline.  As the writer of a call option on a security it does not own, the Fund will realize a loss on the option if the price of the security increases above the strike price of the option.  Similarly, as the writer of a call option on a securities index, a Fund will realize a loss on the option if the value of the index increases above the level on which the strike price is set.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange, which generally provides a liquid secondary market for an option of the same series.  If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect an offsetting closing transaction for a particular option as described above.  In addition, the hours of trading for options on an exchange may not conform to the hours during which the securities held by a Fund are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.

Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write.  The Fund(s), an investment advisor, and other clients of the investment advisor may constitute such a group.  These limits restrict a Fund’s ability to purchase or sell particular options.

An OTC option          is also generally subject to the risks described above under " Risk Factors in Swap Contracts and Other Two-Party Contracts."

Futures Contracts and Related Options.

A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price.  A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price.  The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date.  The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade—known as “contract markets”—approved for such trading by the Commodity Futures Trading Commission (the “CFTC”), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery, but rather by entering into an offsetting contract (a "closing transaction").  If a Fund is unable to enter into a closing transaction, the amount of the Fund's potential loss may be unlimited.

No price is paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of liquid assets to serve as “initial margin.”  Initial margin is similar to a performance bond or good faith deposit which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.  Subsequent payments, called “variation margin” or “maintenance margin,” to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Futures contracts also involve brokerage costs.

Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Options on futures contracts.  In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.  Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.  Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures.  If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash.  Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As with options on securities, the holder or writer of an option on futures contracts may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

Risks of transactions in futures contracts and related options.Investment in futures contracts involves risk.  A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract.  Successful use of futures contracts and related options by a Fund is subject to the investment advisor's ability to predict movements in various factors affecting financial markets.  The use of futures and related options strategies involves the risk of imperfect correlation among movements in the prices of the securities, index, or commodity underlying the futures and options purchased and sold by a Fund and in the prices of the options and futures contracts themselves.  Also, in a case where a Fund uses futures and related options for hedging purposes, there is the risk that movements in the prices of the futures and options will not correlate closely with movements in the prices of the securities that are the subject of the hedge.  The prices of futures and related options may not correlate perfectly with movements in the underlying securities, index, or commodity due to certain market distortions for a number of reasons.  For example, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the underlying securities, index, or commodity and futures markets.  In addition, margin requirements in the futures markets are less onerous than margin requirements in the securities markets, and as a result the futures markets may attract more speculators than do the securities markets.  Increased participation by speculators in the futures markets may also cause temporary price distortions.  Due to the possibility of price distortions in the futures markets and also because of the imperfect correlation between movements in the underlying securities, index, or commodity and movements in the prices of futures and related option, even a correct forecast of general market trends by the investment advisor may still not result in a profitable position over a short time period.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).  However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments.  The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by a Fund, the Fund may seek to close out such a position.  A Fund's ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market.  It is not certain that this market will develop or continue to exist for a particular futures contract or option.

As noted above, a Fund that purchases or sells a futures contract is only required to deposit margin as required by relevant CFTC regulations and the rules of the relevant contract market.  Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the Fund’s portfolio.  Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

U.S. Treasury security futures contracts and options.  U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price.  Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by a Fund is subject to the investment advisor’s ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities.  For example, if a Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect the values of securities held in its portfolio, and the prices of the Fund's securities increase instead as a result of a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities.  For example, if a Fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of the Fund's tax-exempt securities decrease, the Fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

Index futures contracts.  An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made.  Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index.  Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position.  A unit is the current value of the index.  A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).  A Fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The S&P 500 assigns relative weightings to the common stocks included in the S&P 500, and the value fluctuates with changes in the market values of those common stocks.  In the case of the S&P 500, contracts are to buy or sell 500 units.  Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150).  The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place.  Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.  For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4 per unit).  If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2 per unit).

There are several risks in connection with the use by a Fund of index futures.  For example, successful use of index futures by a Fund may be subject to the investment advisor’s ability to predict movements in the direction of the market.  For example, it is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund’s portfolio may decline.  If this occurred, a Fund would lose money on the futures and also experience a decline in value in its portfolio securities.  It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

Options on index futures are similar to options on other financial futures contracts, giving the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

            Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges.  Options on securities and indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges.  Such transactions may not be regulated as effectively as similar transactions in the United States and may be subject to greater risks than trading on domestic exchanges.  For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract.  The lack of a common clearing facility creates counterparty risk.  If a counterparty defaults, a Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies.  When seeking to enforce a contractual remedy, a Fund also is subject to the risk that the parties may interpret contractual terms (for example, the definition of default) differently.  If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty.  A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.  In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is conducted on foreign exchanges, any profits that a Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate.  The value of foreign options and futures may also be adversely affected by other factors unique to foreign investing (see “Foreign Securities” below).

Structured Notes and Other Hybrid Instruments

Structured notes and other “hybrid” investments may combine elements of a derivative instrument, such as an option or a futures contract, with those of debt or a depository instrument.  The return on a structured note or other hybrid investment will depend in whole or in part on changes in values of one or more underlying securities, instruments, or other measures. Such investments may take a number of forms, including, for example, debt instruments whose interest or principal payments or redemption terms are determined by reference to the value of an index at a future time; preferred stocks with dividend rates determined by reference to the value of a currency; or convertible securities with conversion terms related to a particular commodity.

            Structured notes and other “hybrid” instruments entail many of the risks of investments in derivatives. The return on a hybrid instrument may be affected by factors that affect debt securities generally, such as credit risk and interest rate risk, and the risks related to the derivative instrument or return that is embedded in the instrument.  Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates.  Alternatively, hybrid instruments may bear interest or pay preferred dividends at above market rates but bear an increased risk of principal loss (or gain).  Hybrid instruments may provide a leveraged return and may be highly volatile.  They may also be highly illiquid.  There is no guaranty that suitable hybrid instruments will be available at any time, or that the use of hybrid instruments will be successful.

            Reverse convertible structured notes typically combine attributes of a debt security and a put option written by the Fund.  Under the terms of a typical reverse convertible structured note, the Fund will receive the principal amount of the note back at maturity, unless the value of the specified reference instrument (typically, an equity security) declines below a specified level.  In that case, the Fund would typically receive the reference instrument in lieu of cash payment of the principal.  In effect, the Fund would be required to purchase the reference instrument for a price equal to the principal amount of the note, even though the reference instrument has a market value below that amount. The return on such a note is intended to be comparable to the return the Fund would receive if it were to invest in a note at market rates, and sell a put option on the reference instrument for the term of the note.  The interest the Fund receives on the note is typically paid at a market rate, plus an amount approximating the premium that would be paid to the Fund on such a put option.

            The tax treatment of a Fund’s investments in reverse convertible structured notes is unclear, and the IRS may disagree with a Fund’s tax treatment of these investments.  If the IRS does take a position different from that of a Fund, the Fund could under-distribute its income for the taxable year.  See "Tax Information" in this Statement of Additional Information.  In such a situation, the Fund may correct the failure by paying “deficiency dividends” to shareholders and significant interest and penalty payments to the IRS.  In other circumstances, such a recharacterization could result in an overdistribution of income that would be treated as a return of capital not included in income currently but reducing the basis of Fund shares.

The Fund’s investments in reverse convertible structured notes could also affect the character and timing of income received by the Fund, including for purposes of determining the Fund’s distributions to shareholders.   Furthermore, the use of reverse convertible structured notes could lead to a difference in the Fund’s book income and its taxable income.  In this situation, income could be realized by the Fund for financial accounting purposes before it is realized for tax purposes, which may lead to a return of capital to Fund shareholders.

Foreign Currency Transactions

Foreign currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors.  Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.  Foreign currencies in which a Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.  A Fund may use currency instruments for hedging, investment, or currency risk management.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date.  A forward foreign currency contract can reduce a Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive, for the duration of the contract.  The effect on the value of a Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency.  Contracts to sell a particular foreign currency would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases.

A Fund also may purchase or sell currency futures contracts and related options.  Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price.  However, currency futures can be and often are closed out prior to delivery and settlement.  In addition, a Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period.

            A Fund also may purchase or sell options on currencies.  These options give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period.  Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner.  They may be traded on an exchange or in the OTC markets.  Options on currencies traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using options.

            Derivatives involving foreign currencies may often lead to differences between a Fund’s book income (as determined for financial accounting purposes) and its taxable income because federal income tax law generally treats gains and losses from foreign currency positions as ordinary income or loss, while for financial accounting purposes such gains or losses are capital gains or losses.  While a Fund may elect to treat foreign currency positions gains or losses as capital gains or losses, book/tax differences may still arise when various gains and losses offset each other for financial accounting purposes but not for tax purposes.  Thus, a Fund’s gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund’s income or gains at the Fund level and its distributions to shareholders.  A Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

            Please see "Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges" above.

Currency Cross-hedge

A currency cross-hedge enables the advisor to reduce exposure in one foreign currency relative to exposure in a second foreign currency. This strategy would make sense when the Fund wants to maintain its overall foreign currency exposure, but feels that some of the currencies are relatively more attractive.  An example would be where the advisor feels that the British Pound is more attractive than the Euro, and cross-hedges some Euro-denominated bonds back to the Pound Sterling.  The overall foreign currency exposure stays constant, but the relative weighting of the Pound versus the Euro increases.

Currency Proxy-hedge

A currency proxy-hedge enables the advisor to hedge a foreign currency exposure back to the U.S. dollar by using a second currency that has a high correlation to the actual long position, but where the second currency hedge would be either more liquid or less costly.  An example might be where a fund owns a position denominated in Indonesian Rupiah, but where the Yen has higher liquidity and is deemed a more cost effective hedge.

Creating a Net Long Position Versus a Foreign Currency

Creating a net long position would be a situation where the advisor of the Fund wishes to create exposure to a currency that exceeds the value of securities denominated in that currency that are held by the Fund.  An example might be where the advisor has reduced his weighting in Japanese bonds to 10% below the benchmark due to concerns with the bonds, but wants to maintain a market weighting in the Yen.  Creating a long position in the Yen would accomplish this result.

Repurchase Agreements

A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest).  Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase.  The investment advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.  If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest.  In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return.  Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price.  During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.  A reverse repurchase agreement generally creates investment leverage.  If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities.

Dollar Roll Transactions

            The Fund may enter into "dollar rolls" in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date.  In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages.  The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold.  The Fund could also be compensated through receipt of fee income.

Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund’s borrowings and other senior securities.  Investing in dollar rolls creates leverage (unless they are “covered dollar rolls,” see description below) and are included in the calculation of the Fund’s total leverage-creating transactions.   In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund’s right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund’s total leverage-creating transaction.

Leverage

            The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with EIMC’s Leverage Policy.  Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested.  Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.  Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions above) as well as investing in securities that are issued on a “to-be-announced” basis (commonly referred to as “TBAs”) which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund’s total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Securities Lending

            The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund.  These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral.    Voting rights or rights to consent with respect to the loaned securities passes to the borrower.  The Fund bears the risk that the value of investments made with collateral may decline.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed‑income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment goal. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed‑income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

            The Fund may purchase preferred stock.  Some preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings.  Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid.

            If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation.  Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Indexed Securities

            The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

            Indexed securities differ from other types of debt securities in which the Fund may invest in several respects.  First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated).  The reference instrument need not be related to the terms of the indexed security.  For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies.  An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases.  Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

            Investment in indexed securities involves certain risks.  In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of the underlying reference instruments.  Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity.  Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

            To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars.  The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.

Brady Bonds

            The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation.  Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk).  In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium.  Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

            The Fund may invest in foreign securities or U.S. securities traded in foreign markets.  In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit.  The Fund may also invest in Canadian commercial paper and Europaper.  These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers.  Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.  Such investments may also entail higher custodial fees and sales commissions than domestic investments.  Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations.  Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries.  Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development)

The Fund may be subject to risks associated with obligations of the Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development).  Because these entities are not governmental entities with taxing authority, and may be supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Premium Securities

            The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates.  Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity.  Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

The Fund may invest a portion of its assets in lower rated bonds.  Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody’s, commonly known as “junk bonds,” typically offer high yields, but also usually high risk.  While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.  Investors should be aware of the following risks:

            (1)   The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged.  Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing.  Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

            (2)   The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

            (3)   The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise.  For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost.  The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher‑rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

            (4)   The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and (c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

For bond ratings descriptions, see “Corporate and Municipal Bond Ratings” below.

Sovereign Debt Obligations

The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid and Restricted Securities

            The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

            The Fund may invest in "restricted" securities (i.e., securities subject to restrictions on resale under federal securities laws).  Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade among qualified institutional investors.  Since Rule 144A securities and other investments may have limited markets, the Fund’s portfolio manager, pursuant to procedures adopted by the Fund’s Board of Trustees, will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above.

Investment in Other Investment Companies

            The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act.  Currently, with limited exceptions, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies.  Notwithstanding the foregoing, the Fund may invest an unlimited amount of its uninvested cash in the shares of money market funds or the shares of other Evergreen Funds, subject to the conditions set forth in the 1940 Act. The Fund’s ability to invest in other investment companies may differ from the limitations in the 1940 Act to the extent permitted by SEC rules or exemptive relief. For example, the Fund may invest all of its investable assets in securities of a single open‑end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.  Investing in other investment companies may expose a Fund to duplicate expenses and may lower the value of the Fund’s shares.

Short Sales

A short sale is the sale of a security the Fund has borrowed.  The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender.  After a short sale is completed, the value of the security sold short may rise.  If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

            The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.  The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities

The Fund may invest in municipal bonds of any state, territory or possession of the United States, including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions.  Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works.  Municipal bonds may also be issued to refinance public debt.

            Municipal bonds are mainly divided between "general obligation" and "revenue" bonds.  General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax.  They are repaid from the issuer's general revenues.  Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer.  In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

            The Fund may also invest in industrial development bonds.  Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations.  The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities.  Generally, the interest paid on an industrial development bond qualifies as fully exempt from federal income tax.  However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

            The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating.  Municipal bonds are rated by S&P, Moody's and Fitch.  Such ratings, however, are opinions, not absolute standards of quality.  Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield.  Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund.  Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

            The ability of the Fund to achieve its investment goal depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due.  Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default.  Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issuer's weaknesses.  Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due.  In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund and other Evergreen funds.

            From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds.  Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund.  If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.   In order for the interest on a municipal security to be tax exempt, the municipal security must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

U.S. Virgin Islands, Guam and Puerto Rico

The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named.  The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico.  Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates.   The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate.  An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond.  The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity.  There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax.  Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

The Fund may invest in master demand notes.  These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower.  Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed.  The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount.  The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice).  Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year.  The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.  Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time.  Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund‘s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand.  These notes are not typically rated by credit rating agencies.  Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody’s or F-1 by Fitch.

Payment‑in‑kind Securities (PIKs)

The Fund may invest in payment‑in‑kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period.  The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow.  Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

An advantage of PIKs for the issuer ‑‑ as with zero coupon securities ‑‑ is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash‑paying securities.  However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

As a group, PIK bonds trade flat (i.e., without accrued interest).  Their price is expected to reflect an amount representing accreted interest since the last payment.  PIKs generally trade at higher yields than comparable cash‑paying securities of the same issuer.  Their premium yield is the result of the lesser desirability of non‑cash interest, the more limited audience for non‑cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

The federal income tax treatment of PIKs is the same as the federal income tax treatment of zero coupon bonds. See “Zero Coupon ‘Stripped’ Bonds” and “Tax Information” below.

Zero Coupon "Stripped" Bonds

The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds.  The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series.  Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities.  Each zero coupon bond entitles the holder to receive a single payment at maturity.  There are no periodic interest payments on a zero coupon bond.  Zero coupon bonds are offered at discounts from their face amounts.

In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations.  Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price.  The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method.  Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss.  If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds. See “Tax Information” below.

Zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than income-bearing junk bonds.

Mortgage‑Backed and Asset‑Backed Securities

The Fund may invest in mortgage‑backed securities and asset‑backed securities.  Two principal types of mortgage‑backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).  CMOs are securities collateralized by mortgages, mortgage pass‑throughs, mortgage pay‑through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage‑backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties).  Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only.  Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass‑throughs to be prepaid prior to their stated maturity.  Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass‑throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICsare private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage‑backed securities, the Fund may invest in securities secured by other assets, including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over‑the‑counter and typically have a short‑intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of asset‑backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset‑backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset‑backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

In general, issues of asset‑backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset‑backed securities may default and/or may suffer from these defects.  In evaluating the strength of particular issues of asset‑backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

TBA Mortgage Securities

TBA refers to “To Be Announced.”  These types of securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

Variable or Floating Rate Instruments

The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit.  Variable or floating rate instruments bear interest at a rate which varies with changes in market rates.  The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity.  A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula.  The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long‑term bond or commercial paper ratings applicable to permitted investments for the Fund.  The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

            The Fund may invest in investments related to real estate, including real estate investment trusts (REITs)  such as equity REITs and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.  Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates.  In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by borrower default risk and interest rate risk.  REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.  Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain exemption from the 1940 Act.  In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

The Fund may invest in limited and master limited partnerships.  A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement.  Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities.  A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates.  The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time.  The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration.  No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

The Fund may invest in Domestic Equity Depositary Receipts. These instruments represent interests in a unit investment trust (“UIT”) that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index.  Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts (“SPDRs”) and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them.  The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them.  Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks.  Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

PURCHASE AND REDEMPTION OF SHARES

You may buy shares of a Fund through Evergreen Investment Services, Inc. (EIS), broker‑dealers that have entered into special agreements with EIS or certain other financial institutions.  With certain exceptions, a Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees.  Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (CDSC) when you redeem the Fund's shares or no sales charges at all.  Each Evergreen fund offers different classes of shares.  Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class A shares.

There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

In addition to the circumstances described in the prospectus, no front-end sales charges are imposed on Class A shares purchased by shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families (as defined in the prospectus).  As described in the prospectus, current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates; members of each such individual’s immediate family; employees of broker-dealer firms that have entered into dealer agreements with EIS; and members of each such individual’s immediate family, are eligible to purchase Class A shares at net asset value (NAV).  Accounts opened while the individual (or his or her immediate family member) is in a position giving rise to these privileges will continue to have the privilege of purchasing Class A shares at NAV after termination of the position; however, accounts opened after termination of the position (in the absence of any other circumstances giving rise to the privilege to purchase Class A shares at NAV) will not be eligible for purchases of Class A shares at NAV.  These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund.  Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort.  Similarly, these provisions extend the privilege of purchasing shares at NAV to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS.  Furthermore, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

In addition, in connection with the terms of a merger, acquisition or exchange offer made under a plan of reorganization, Class A shares may be purchased at NAV by certain investors of acquired funds who remain investors in the Evergreen funds, including former Class IS shareholders of Evergreen Strategic Value Fund and Evergreen Limited Duration Fund, former Investor class shareholders of Undiscovered Managers Funds, former shareholders of two funds managed by Grantham, Mayo, Van Otterloo & Co. (the GMO Global Balanced Allocation Fund and the GMO Pelican Fund), former shareholders of an Atlas Fund and former shareholders of America’s Utility Fund.

Class B Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class B shares.

Class B shares that have been outstanding for eight years (or, in the case of Short Intermediate Term Bond Funds, six years) will automatically convert to Class A shares without imposition of a front‑end sales charge or exchange fee.  Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

Class C Shares, Class I Shares (also referred to as Institutional Shares), Class R Shares, Class S Shares, Administrative Shares, Institutional Service Shares, Investor Shares  and Participant Shares

The Fund’s prospectus describes, if applicable, the sales charges applicable to purchases of Class C shares, Class I shares (also referred to as Institutional shares), Class R shares, Class S shares, Administrative shares, Class IS shares (also referred to as Institutional Service shares), Investor shares and Participant shares.

Contingent Deferred Sales Charge

The Fund charges a CDSC on certain share classes to reimburse the distributor for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1” below).  Administrative, Institutional, Institutional Service, Investor and Participant shares do not charge a CDSC.

Redemption-in-kind

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

Exchanges

Investors may exchange shares of the Fund for shares of the same class of any other Evergreen fund which offers the same class of shares. See “By Exchange” under “How to Buy Shares” in the prospectus.  Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange.  The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge. An exchange constitutes both a sale and a purchase of shares and as such, may create a taxable event. See “Taxes on the Sale or Exchange of Fund Shares” below.

Automatic Reinvestment

As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares.  When a distribution or redemption check is returned by the post office as undeliverable or is not cashed within 180 days, whichever event occurs first, the proceeds may be reinvested in additional shares in the originating account at the then-current NAV, and any future distributions will be automatically reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

PRICING OF SHARES

Calculation of Net Asset Value (NAV)

            The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus.  The Fund will not compute its NAV on the days the New York Stock Exchange is closed. Evergreen reserves the right to adjust the time the Fund calculates its NAV to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

            The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

            Current values for the Fund's portfolio securities are determined as follows:

                        (1) Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

Portfolio debt securities acquired with more than 60 days to maturity for which market prices are unavailable will be valued by an independent pricing service or other service by using matrix pricing or other methods that typically take into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

                        (4) Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded.  If there has been no sale, the securities are valued at the mean between bid and asked prices.  Foreign securities may be valued at fair value according to procedures approved and periodically reviewed by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market.  In such instances, the value of foreign securities may be adjusted.

                        (5) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market value.

Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor’s opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

Investments in other mutual funds are valued at such funds’ net asset value.

The Evergreen money market funds, as permitted under Rule 2a-7 of the 1940 Act, generally value their securities at amortized cost.

PRINCIPAL UNDERWRITER

            EIS is the principal underwriter for the Trust and with respect to each class of shares of the Fund.  The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EIS with respect to each class of the Fund.

            EIS, as agent, has agreed to use its best efforts to find purchasers for the shares.  EIS may retain and employ representatives to promote distribution of the shares and may obtain orders from broker‑dealers, and others, acting as principals, for sales of shares to them.  The Underwriting Agreement provides that EIS will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

            All subscriptions and sales of shares by EIS are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Agreement and Declaration of Trust (the “Declaration of Trust”), By‑Laws, current prospectuses and SAI.  All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received.  Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

            EIS has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares.  EIS has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust, against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EIS or any other person for whose acts EIS is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

            The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the “Independent Trustees”), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

            The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement.  The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

            From time to time, if, in EIS's judgment, it could benefit the sales of shares, EIS may provide to selected broker‑dealers promotional materials and selling aids.

DISTRIBUTION EXPENSES UNDER RULE 12b-1

The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Administrative, Institutional Service, Investor, Participant and Class R shares (“Share Classes”), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act.  These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund’s expense table in the prospectus. The 12b-1 fees are composed of service fees and/or distribution fees which are described further below. Certain Wachovia affiliates receive 12b-1 fees from the Funds.

Class I shares (also referred to as Institutional shares) of the Fund do not pay 12b-1 fees.

Under the distribution plans (each a “Plan,” together, the “Plans”) that the Fund has adopted for its share classes, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EIS pursuant to principal underwriting agreements (each an “Agreement,” together, the “Agreements”) that the Fund has entered into with respect to its share classes, as applicable.

Class	Current Maximum 12b-1 Fees Allowed Under the Plans
A	0.75%(a)
B	1.00%
C	1.00%
S	0.75%(b)
Administrative	0.75%(c)
Institutional Service	0.75%(d)
Investor	0.75%(e)
Participant	0.75%(f)
R	1.00%(g)

(a) Currently limited to 0.30% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

(b) Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

(c) Currently limited to 0.05% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(d) Currently limited to 0.25% or less on Evergreen institutional money market funds or other Evergreen funds offering Institutional Service shares. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(e) Currently limited to 0.10% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(f) Currently limited to 0.50% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(g) Currently limited to 0.50% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund’s investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts.  The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under “Current Maximum 12b-1 Fees Allowed Under the Plans.” The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

The Agreements provide that EIS will use the distribution fees received from the Fund for the following purposes:

(1)       to compensate broker-dealers or other persons for distributing Fund shares;

(2)       to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund’s shareholders; and

(3)       to otherwise promote the sale of Fund shares.

The Agreements also provide that EIS may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares.  EIS may assign its rights to receive compensation under the Plans to secure such financings.  Wachovia or its affiliates may finance payments made by EIS to compensate broker-dealers or other persons for distributing shares of the Fund.

            The Fund may make payments under the Plan when shares of the Fund are not available for purchase.

In the event the Fund acquires the assets of another mutual fund, compensation paid to EIS under the Agreements may be paid by EIS to the acquired fund’s distributor or its predecessor.

Since EIS’s compensation under the Agreements is not directly tied to the expenses incurred by EIS, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS.  Distribution expenses incurred by EIS in one fiscal year that exceed the compensation paid to EIS for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Administrative, Institutional Service, Investor, Participant and Class R shares and are charged as class expenses, as accrued.  The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker‑dealers without the assessment of a front‑end sales charge, while at the same time permitting EIS to compensate broker‑dealers in connection with the sale of such shares.

            Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, , Administrative, Institutional Service, Investor, Participant and Class R shares and are charged as class expenses, as accrued.

            Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis.  Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

            The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EIS; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            Each Plan and the Agreement will continue in effect for successive 12‑month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

            The Plans permit the payment of fees to brokers and others for distribution and shareholder‑related administrative services and to broker‑dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Administrative, Institutional Service, Investor, Participant and Class R shares.  The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Administrative, Institutional Service, Investor, Participant and Class R shares.  The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Administrative, Institutional Service, Investor, Participant and Class R shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Administrative, Institutional Service, Investor, Participant and Class R shares.

            In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EIS with respect to that class or classes, and (ii) the Fund would not be obligated to pay EIS for any amounts expended under the Agreement not previously recovered by EIS from distribution services fees in respect of shares of such class or classes through deferred sales charges.

            All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust and by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected.  Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EIS.  To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EIS.  Any Agreement will terminate automatically in the event of its assignment.  For more information about 12b-1 fees, see “Distribution and/or Service (Rule 12b-1) Fees” under “More Information about the Funds’ Fees and Expenses” in the prospectus and ”Distribution and/or Service (Rule 12b-1) Fees” under “Expenses” in Part 1 of this SAI. To the extent EIMC and EIS are compensated based on assets under management in the Evergreen funds, they may be considered to have an interest in the operation of the Plans.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

            EIS will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Administrative, Investor, Participant, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).

The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund and Evergreen Short Intermediate Bond Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.050% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.20% annually) during such quarter.

The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

The rate of service fees of a Fund with Class S Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

The amount of any service fee that exceeds 0.25% is considered an “asset-based sales charge” and is calculated into the appropriate maximum aggregate cap as specified in the rules of the Financial Industry Regulatory Authority (FINRA).

The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

EIS will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Class C Eligible Shares”).  Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter.  Service fees will be paid within five business days after the end of the service commission period in the respective quarter.  EIS will pay service fees only to the extent that such amounts have been paid to EIS by the Fund.

            No service fees are paid on sales of any Class I shares (also referred to as Institutional shares) of the Fund.

Commissions

            EIS pays commissions to investment firms for sales of Class A shares at the following rates:

Equity Funds (except Evergreen Envision Growth Fund, Evergreen Envision Growth and Income Fund, Evergreen Enhanced S&P 500® Fund and Evergreen Equity Index Fund)	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	5.00%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000

Long-term Bond Funds and Evergreen Envision Growth Fund, Evergreen Envision Growth and Income Fund, Evergreen Enhanced S&P 500® Fund and Evergreen Equity Index Fund	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	4.25%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus*
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus*
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000*

  *  Evergreen Envision Funds and Evergreen Equity Index Fund pay 0.25% to investment firms for all amounts over $1,000,000.

Short-term Bond Funds	Your Investment	Dealer Commission as a % of Offering Price
	$0-$99,999	2.00
	$100,000-$249,999	1.50%
	$250,000-$499,999	1.25%
	$500,000-$999,999	0.75%
	$1,000,000-$4,999,999	0.50% of the first $4,999,999, plus**
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000**

** Evergreen Adjustable Rate Fund and Evergreen Limited Duration Fund pay 0.25% to investment firms for all amounts over $1,000,000.

            EIS pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% (2.00% for Short-term Bond Funds) of shares sold at the time of purchase.

EIS pays commissions to investment firms for sales of Class C shares in the amount of 1.00% of shares sold at the time of purchase.

EIS will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).  Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter.  Such commissions will be paid by the twentieth day of the month before the end of the respective quarter.  Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable FINRA limitations and other governing regulations.

            No commissions are paid on sales of any Class I, Administrative, Institutional Service, Investor, Participant, Class R and Class S shares of a Fund.

TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

            The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Code.  (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.)  In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or foreign currencies, and net income from certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs), the securities of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.  By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains.  A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements with respect to each calendar year and with respect to each one-year period ending on October 31.  The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether reinvested in additional shares or paid out in cash.  Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the Fund on the reinvestment date.

            To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short‑term capital gains, if any).  The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income.  Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the current 15% rate of tax for other taxpayers who have met the relevant holding period requirements discussed below.  The Fund will inform shareholders of the amounts that so qualify.  If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other taxpayers.

In order for dividends received by a Fund shareholder to be “qualified dividend income” (qualifying for the 15% rate of tax for the taxable years beginning before January 1, 2011), the Fund must meet holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.  A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

From time to time, the Fund will distribute the excess of its net long‑term capital gains over its short‑term capital loss to shareholders (i.e., capital gain dividends).  For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long‑term capital gains.  Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares. The Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to shareholders.

Some of the debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (OID) is treated as interest income and is included in taxable income (and is required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Distributions by the Fund reduce its NAV.  A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital.  In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital.  Nevertheless, the shareholder may incur taxes on the distribution.  Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return.  Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

If more than 50% of the value of the Fund's total assets at the end of the taxable year consists of securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold. The Fund intends to make such an election to the extent that its foreign taxes exceed $0.01 per share. If such election is made, the shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that would be to his advantage.  In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom.  As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

            For Funds that may invest an amount less than or equal to 50% of the value of its assets in foreign securities, income received by the Fund from its investments in foreign securities may also be subject to withholding and other taxes.  Tax Conventions between certain countries and the U.S. may reduce or eliminate such taxes.  Shareholders in such Funds that invest up to 50% of their assets in foreign securities will not be entitled to a credit or deduction with respect to such foreign taxes.

            The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This may cause a difference between the Fund’s book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (involving earnings and profits arising from tax exempt income); (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares; and (iii) thereafter, as a gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.

Capital Loss Carryforwards

            If a Fund has an ownership change of more than 50% over a three year testing period (including as a result of a merger or reorganization with another fund), its capital loss carryforwards (if any), its unrealized losses (if any), or any such losses of other funds participating in the merger or reorganization may be subject to limitations that could restrict the utilization of such losses.  The Fund has engaged in reorganizations in the past and/or may engage in reorganizations in the future.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income.  In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax‑exempt obligations at the close of each quarter.  An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year.  The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year.  If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

Any shareholder of the Fund who may be a “substantial user” (as defined by the Code) of a facility financed with an issue of tax‑exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

            Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax‑exempt, will be treated as a tax preference item for alternative minimum tax purposes.  Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends.  Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income excluding long‑term capital gains received by the shareholder.

Taxes on the Sale or Exchange of Fund Shares

            Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares.  A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets.  Currently, capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 15% for an individual.  Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares.  The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares.  Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long‑term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

Other Tax Considerations

            Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% (this rate expires at the end of 2010 and the back-up withholding rate will then be 31%) on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund.  If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether paid out in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.  This rule may also apply to distributions that are properly designated as exempt-interest dividends. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

            The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates).  It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons).  Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund.  Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund.  The Fund will withhold a tax at a rate of 30% (or lower under a tax treaty) on all ordinary dividend distributions to non-U.S. persons.  The withholding obligation generally does not apply to properly designated dividends derived from certain interest income of the Fund or from short-term capital gains of the Fund which are paid with respect to Fund years beginning before January 1, 2008.  Legislation was proposed but did not pass in 2007 to extend this provision one year.  It is unclear whether similar legislation will be enacted in 2008. Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).  In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment.  Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

BROKERAGE

Brokerage Commissions

If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable.  Purchases from underwriters will include the underwriting commission or concession.  Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.  Purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down.

If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities.  Generally, the Fund will not pay brokerage commissions for such purchases.  When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession.  The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down.  When the Fund executes transactions in the over‑the‑counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

Selection of Brokers

The advisor places orders for the purchase and sale of portfolio securities for a Fund's accounts with brokers or dealers selected by it in its discretion.  When buying and selling portfolio securities, the advisor seeks the best execution for the Fund's orders, considering a number of factors including without limitation:

1.         ability to provide the best net financial result to the Fund;

2.         efficiency in handling trades;

3.         ability to trade large blocks of securities;

4.         reliability (e.g., lack of failed trades);

5.         readiness to handle possibly difficult trades;

6.         inventory of securities sought;

7.         historical and currently quoted commission rates;

8.         kind and quality of the execution services;

9.         financial strength and stability; and

10.       provision of “brokerage and research services” (as defined in the Securities and Exchange Act of 1934, as amended (the "1934 Act")).

These factors are generally considered over multiple transactions covering extended periods of time and all of these factors are not always present or considered in the context of every transaction.

In reliance on the "safe harbor" provided by Section 28(e) of the 1934 Act, the advisor may cause the Fund to pay a broker-dealer that furnishes "brokerage and research services" (as defined in the 1934 Act) a higher commission for effecting securities transactions than what another broker-dealer would have charged for effecting that same transaction, provided that the advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the advisor to the accounts as to which it exercises investment discretion.  The services received include such matters as economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

Research and brokerage services so received are in addition to, and not in lieu of, services required to be performed by the advisor and does not reduce the advisory fee payable by the Fund.  To the extent that services of value are received by an advisor, the advisor may avoid expenses that might otherwise be incurred.  It is possible that certain of the research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by an advisor.  Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions for such other account or investment company.

Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor and a member of the New York and American Stock Exchanges, may effect portfolio transactions for the Fund. Wachovia Securities, LLC, is a majority-owned subsidiary of Wachovia Corporation, the Fund’s investment advisor’s parent.

            Although the advisor may use a broker-dealer that sells Fund shares to effect transactions for the Fund's portfolios, when selecting a broker for portfolio trades, the advisor may not consider the amount of Fund shares a broker has sold.

Simultaneous Transactions

The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients.  When a security is suitable for the investment goal of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client.   The investment advisor strives for an equitable result in such transactions by using an allocation formula. Although such aggregation generally benefits clients, it may cause the price, brokerage costs, or the transaction generally to be less favorable to a particular client than if similar transactions were not aggregated or being executed concurrently for other accounts.

ORGANIZATION

            The following is qualified in its entirety by reference to each Trust’s Declaration of Trust, a copy of which is on file as an exhibit to the applicable Trust’s registration statement, of which this SAI is a part.

Description of Shares

            The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares.  Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class.  Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class.  Shareholders have no preemptive or conversion rights.  Shares are redeemable and transferable.

Voting Rights

            Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings.  Generally, at meetings of shareholders, each share is entitled to one vote for each dollar of “NAV” applicable to such share.  Shares generally vote together as one class on all matters.  Shares have non‑cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

Limitation of Trustees' Liability

            The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

            The Trust, its principal underwriter and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act (“Code of Ethics”).  Each of these Codes of Ethics permits Fund personnel to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts subject to certain restrictions and conditions and is on file with, and available from, the SEC.

Shareholder Liability

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund.  However, the Declaration of Trust states that no shareholder shall be personally liable for the debts, liabilities, obligations and expense incurred by, contracted for, or otherwise existing with respect to the Fund and provides that notice of such disclaimer may be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees.  The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for any obligation or liability of the Fund solely by reason of being or having been a shareholder.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is generally limited to the circumstances in which the Fund would be unable to meet its obligations.

INVESTMENT ADVISORY AGREEMENT

            On behalf of the Fund, the Trust has entered into an investment advisory and management agreement with the Fund’s investment advisor (the "Advisory Agreement").  Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets.  The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

              The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing  annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see “Expenses – Advisory Fees” in Part 1 of this SAI.

            The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act).  In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Trustees who are not interested persons of the Fund or interested persons of any party to the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of the Fund’s outstanding voting securities (as defined by the 1940 Act). The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

            For a discussion regarding the considerations of the Fund's Board of Trustees for approving or renewing the Fund's investment advisory agreements, please see either the Fund's Annual Report or Semiannual Report immediately following the approval or renewal of the Fund's contract for the most recent fiscal period.

Transactions Among Advisory Affiliates

            The Trust has adopted procedures pursuant to Rule 17a‑7 of the 1940 Act ("Rule 17a‑7 Procedures").  The Rule 17a‑7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor.  The Rule 17a‑7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor.  The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

PORTFOLIO MANAGERS

Other Funds and Accounts Managed.  The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio managers of the Funds as of the Funds’ most recent fiscal period ended, September 30, 2007.

Portfolio Manager		(Assets in thousands)
Donald M. Bisson, CFA	Assets of registered investment companies managed
	Evergreen Global Opportunities Fund1	$658,143
	Clarington Global Small Cap Fund[1]	90,243
	Evergreen Mid Cap Growth Fund............................................................	662,629
	Evergreen Small Mid Growth Fund.........................................................	186,596
	TOTAL..................................................................................................................	$1,597,611
	Those subject to performance fee..........................................................	0
	Number of other pooled investment vehicles managed............................	0
	Assets of other pooled investment vehicles managed.......................	$0
	Number of those subject to performance fee........................................	0
	Assets of those subject to performance fee	$0
	Number of other accounts managed.............................................................	7
	Assets of other accounts managed........................................................	$321,066
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee	$0

1 Mr. Bisson is not fully responsible for the management of the entire portfolios of Evergreen Global Opportunities Fund or Clarington Global Small Cap Fund.  As of September 30, 2007, he was responsible only for approximately $290.8 million of the $748.4 million in assets in these funds.

Paul Carder, CFA	Assets of registered investment companies managed
	Evergreen Growth Fund............................................................................	$900,732
	Evergreen VA Growth Fund.......................................................................	91,394
	TOTAL..................................................................................................................	$992,126
	Those subject to performance fee..........................................................	0
	Number of other pooled investment vehicles managed............................	0
	Assets of other pooled investment vehicles managed.......................	$0
	Number of those subject to performance fee........................................	0
	Assets of those subject to performance fee	$0
	Number of other accounts managed.............................................................	8
	Assets of other accounts managed........................................................	$387,007
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee	$0

David M. Chow, CFA	Assets of registered investment companies managed
	Evergreen Strategic Growth Fund	$1,008,668
	TOTAL..................................................................................................................	$1,008,668
	Those subject to performance fee..........................................................	0
	Number of other pooled investment vehicles managed............................	1
	Assets of other pooled investment vehicles managed.......................	$18,333
	Number of those subject to performance fee........................................	0
	Assets of those subject to performance fee	$0
	Number of other accounts managed.............................................................	17
	Assets of other accounts managed........................................................	$298,990
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee	$0

Jeffrey S. Drummond, CFA	Assets of registered investment companies managed
	Evergreen Growth Fund............................................................................	$900,732
	Evergreen VA Growth Fund.......................................................................	91,394
	TOTAL..................................................................................................................	$992,126
	Those subject to performance fee..........................................................	0
	Number of other pooled investment vehicles managed............................	0
	Assets of other pooled investment vehicles managed.......................	$0
	Number of those subject to performance fee........................................	0
	Assets of those subject to performance fee	$0
	Number of other accounts managed.............................................................	8
	Assets of other accounts managed........................................................	$387,007
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee	$0

Linda Z. Freeman, CFA	Assets of registered investment companies managed
	Evergreen Growth Fund............................................................................	$900,732
	Evergreen VA Growth Fund.......................................................................	91,394
	TOTAL..................................................................................................................	$992,126
	Those subject to performance fee..........................................................	0
	Number of other pooled investment vehicles managed............................	0
	Assets of other pooled investment vehicles managed.......................	$0
	Number of those subject to performance fee........................................	0
	Assets of those subject to performance fee	$0
	Number of other accounts managed.............................................................	8
	Assets of other accounts managed........................................................	$387,007
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee	$0

Aziz Hamzaogullari, CFA	Assets of registered investment companies managed
	Evergreen Large Company Growth Fund..............................................	$399,134
	Evergreen Omega Fund............................................................................	853,413
	Evergreen VA Omega Fund	118,513
	TOTAL..................................................................................................................	$1,371,060
	Those subject to performance fee..........................................................	0
	Number of other pooled investment vehicles managed............................	2
	Assets of other pooled investment vehicles managed.......................	$442,373
	Number of those subject to performance fee........................................	0
	Assets of those subject to performance fee	$0
	Number of other accounts managed.............................................................	0
	Assets of other accounts managed........................................................	$0
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee	$0

Jeffrey Harrison, CFA	Assets of registered investment companies managed
	Evergreen Growth Fund............................................................................	$900,732
	Evergreen VA Growth Fund.......................................................................	91,394
	TOTAL..................................................................................................................	$992,126
	Those subject to performance fee..........................................................	0
	Number of other pooled investment vehicles managed............................	0
	Assets of other pooled investment vehicles managed.......................	$0
	Number of those subject to performance fee........................................	0
	Assets of those subject to performance fee	$0
	Number of other accounts managed.............................................................	8
	Assets of other accounts managed........................................................	$387,007
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee	$0

W. Shannon Reid, CFA	Assets of registered investment companies managed
	Evergreen Strategic Growth Fund	$1,008,668
	TOTAL..................................................................................................................	$1,008,668
	Those subject to performance fee..........................................................	0
	Number of other pooled investment vehicles managed............................	1
	Assets of other pooled investment vehicles managed.......................	$18,333
	Number of those subject to performance fee........................................	0
	Assets of those subject to performance fee	$0
	Number of other accounts managed.............................................................	17
	Assets of other accounts managed........................................................	$298,990
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee	$0

Edward Rick, CFA	Assets of registered investment companies managed
	Evergreen Growth Fund............................................................................	$900,732
	Evergreen VA Growth Fund.......................................................................	91,394
	TOTAL..................................................................................................................	$992,126
	Those subject to performance fee..........................................................	0
	Number of other pooled investment vehicles managed............................	0
	Assets of other pooled investment vehicles managed.......................	$0
	Number of those subject to performance fee........................................	0
	Assets of those subject to performance fee	$0
	Number of other accounts managed.............................................................	8
	Assets of other accounts managed........................................................	$387,007
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee	$0

Jay Zelko	Assets of registered investment companies managed
	Evergreen Strategic Growth Fund	$1,008,668
	TOTAL..................................................................................................................	$1,008,668
	Those subject to performance fee..........................................................	0
	Number of other pooled investment vehicles managed............................	1
	Assets of other pooled investment vehicles managed.......................	$18,333
	Number of those subject to performance fee........................................	0
	Assets of those subject to performance fee	$0
	Number of other accounts managed.............................................................	17
	Assets of other accounts managed........................................................	$298,990
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee	$0

William E. Zieff	Assets of registered investment companies managed
	Evergreen Disciplined Small-Mid Value Fund	$27,182
	Evergreen Enhanced S&P500 Fund.......................................................	2,210,914
	Evergreen Disciplined Value Fund.........................................................	657,384
	Evergreen Global Large Cap Equity Fund.............................................	137,889
	Evergreen Market Index Growth Fund.....................................................	970,235
	Evergreen Market Index Value Fund.......................................................	818,106
	Evergreen Equity Index Fund....................................................................	1,024,405
	Evergreen Market Index Fund...................................................................	560,214
	Evergreen Special Equity Fund	118,667
	TOTAL..................................................................................................................	$6,524,996
	Those subject to performance fee..........................................................	$2,210,914
	Number of other pooled investment vehicles managed............................	5
	Assets of other pooled investment vehicles managed.......................	$2,521,112
	Number of those subject to performance fee........................................	0
	Assets of those subject to performance fee	$0
	Number of other accounts managed.............................................................	44
	Assets of other accounts managed........................................................	$6,925,308
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee	$0

Conflicts of Interest.  Portfolio managers generally face two types of conflicts of interest:  (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests.  The policies of EIMC require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.

The management of multiple Funds and other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, particularly if the Funds and accounts have different objectives, benchmarks and time horizons.  The portfolio manager may also be required to allocate his or her investment ideas across multiple Funds and accounts.  In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible Funds and accounts.  Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution.  Although such aggregation generally benefits clients, it may cause the price, brokerage costs, or the transaction generally to be less favorable to a particular client than if similar transactions were not aggregated or being executed concurrently for other accounts.  It may also happen that a Fund’s adviser or sub-adviser will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

EIMC does not receive a performance fee for its management of the Funds, other than Evergreen Enhanced S&P 500® Fund.  EIMC and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds – for instance, those that pay a higher advisory fee and/or have a performance fee.  The policies of EIMC, however, require that portfolio managers treat all accounts they manage equitably and fairly.

As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging EIMC or a sub-advisor).  The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation.  The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts.  Similarly, if a portfolio manager holds a larger personal investment in one Fund than he or she does in another, the portfolio manager may have an incentive to favor the Fund in which he or she holds a larger stake.

The Evergreen funds may engage in cross trades, in which one Evergreen fund sells a particular security to another Evergreen fund or account (potentially saving transaction costs for both accounts).  Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay.

In general, EIMC has policies and procedures to address the various potential conflicts of interest described above.  Each advisor has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage.  Similarly, each advisor has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager’s personal interests.  However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

Compensation.  For EIMC, portfolio managers’ compensation consists primarily of a base salary and an annual bonus.  Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and a comparison to competitive market data provided by external compensation consultants.  The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year. Unless described in further detail below, none of the portfolio managers of the Funds has predetermined bonus arrangements.

The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component.  The bonus is typically paid in a combination of cash and equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s publicly traded parent company.  The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics).  See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance.  In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%.  In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product.  For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%.  In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets.  For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile.  A portfolio manager has the opportunity to maximize the investment performance component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations.  Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

For calendar year 2007, the investment performance component of each portfolio manager’s bonus will be determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below.  The benchmarks may change for purposes of calculating bonus compensation for calendar year 2008.

Portfolio Manager
Donald Bisson	Callan SMID Growth Index Lipper Mid Cap Growth Index Lipper Global Small/Mid Growth Index
Paul Carder	Lipper Small Cap Growth Index
David D. Chow	Callan Large Cap Growth Index Lipper Large Cap Growth Index
Jeffrey S. Drummond	Lipper Small Cap Growth Index
Linda Z. Freeman	Lipper Small Cap Growth Index
AzizHamzaogullari	LipperLarge Cap Growth Index LipperMulti-Cap Growth Index LipperLarge Cap Core Index LipperLarge Cap Value Index
Jeffrey Harrison	Lipper Small Cap Growth Index
W. Shannon Reid	Callan Large Cap Growth Index Lipper Large Cap Growth Index
Edward Rick	Lipper Small Cap Growth Index
Jay Zelko	Callan Large Cap Growth Index Lipper Large Cap Growth Index
William E. Zieff

Lipper Large Cap Core Index

Lipper Multi-Cap Value Index

Lipper Small Cap Value Index

Lipper S&P 500 Index Objective

Lipper Global Large Cap Core Index

CAI Enhanced Stock Fund Index

CAI International Equity Core Fund Index

EIMC portfolio managers that manage certain privately offered pooled investment vehicles may also receive a portion of the advisory fees and/or performance fees charged by EIMC (or an affiliate of EIMC) to such clients.  Unless described in further detail below, none of the portfolio managers of the Funds receives such compensation.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

medical, dental, vision and prescription benefits;

life, disability and long-term care insurance;

before-tax spending accounts relating to dependent care, health care, transportation and parking; and

various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC employees.  Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level.  For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

Fund Holdings.  The table below presents the dollar range of investment each portfolio manager beneficially holds in each Fund he or she manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) as of the Funds’ fiscal year ended September 30, 2007. Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Portfolio Manager	Fund(s)	Dollar Range of Holdings as of 9/30/2007
Donald M. Bisson, CFA	Evergreen Mid Cap Growth Fund	$1 - $10,000
	Evergreen Small-Mid Growth Fund	$1 - $10,000
	Evergreen Family of Funds	$10,001 - $50,000
Paul Carder, CFA	Evergreen Growth Fund	$10,001 - $50,000
	Evergreen Family of Funds	$10,001 - $50,000
David M. Chow, CFA	Evergreen Strategic Growth Fund	$10,001 - $50,000
	Evergreen Family of Funds	$100,001 - $500,000
Jeffrey S. Drummond, CFA	Evergreen Growth Fund	$500,001 - $1,000,000
	Evergreen Family of Funds	$500,001 - $1,000,000
Linda Z. Freeman, CFA	Evergreen Growth Fund	Over $1,000,000
	Evergreen Family of Funds	Over $1,000,000
Aziz Hamzaogullari, CFA	Large Company Growth Fund	$500,001 - $1,000,000
	Omega Fund	$500,001 - $1,000,000
	Evergreen Family of Funds	Over $1,000,000
Jeffrey Harrison, CFA	Growth Fund	$100,001 - $500,000
	Evergreen Family of Funds	$100,001 - $500,000
W. Shannon Reid, CFA	Strategic Growth Fund	$10,001 - $50,000
	Evergreen Family of Funds	$10,001 - $50,000
Edward Rick, CFA	Growth Fund	$100,001 - $500,000
	Evergreen Family of Funds	$100,001 - $500,000
Jay Zelko	Strategic Growth Fund	$1 - $10,000
	Evergreen Family of Funds	$1 - $10,000
William E. Zieff	Enhanced S&P 500® Fund	$1 - $10,000
	Special Equity Fund	$1 - $10,000
	Evergreen Family of Funds	$50,001 - $100,000

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by certain members of senior management of EIMC and its affiliates that are involved in Evergreen’s mutual fund business as of December 31, 2007.  Total exposure equals the sum of (i) the individual’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the individual’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the individual’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Peter Cieszko.............................. Executive Managing Director and President of Global Distribution, EIMC	$100,001 – $500,000
Dennis Ferro................................ Chief Executive Officer, EIMC	Over $1,000,000
Richard Gershen......................... Executive Managing Director and Head of Business Management and Strategy, EIMC	$500,001 – $1,000,000
W. Douglas Munn........................ Chief Operating Officer, EIMC	$500,001 – $1,000,000
Patrick O’Brien............................ President, Institutional Division, EIMC	Over $1,000,000

MANAGEMENT OF THE TRUST

The Trust is supervised by a Board of Trustees.  The Trustees meet periodically throughout the year to oversee the Fund’s activities, reviewing, among other things, the Fund’s performance and its contractual arrangements with various service providers.  Each Trustee is paid a fee for his or her services.  See “Expenses -Trustee Compensation” in Part 1 of this SAI.

            The Trust has an Executive Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairman of the Board, Michael S. Scofield, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings and reviews and resolves conflicts of interest between the Fund and the Fund's investment advisor or its affiliates. The Executive Committee also oversees and assists Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the Funds that relates to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Funds that relate to its services to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds. The Executive Committee also functions as the Nominating Committee and the Qualified Legal Compliance Committee (as further described below).  In addition, members of the Executive Committee serve on the 15(c) Committee (as further described below). For the fiscal year ended September 30, 2007, the Executive Committee held 32 scheduled committee meetings.

            The Nominating Committee is responsible for nominating candidates for election to the Board of Trustees by the full Board.  The Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as it deems appropriate, including EIMC.  The Committee will consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year at least 5% of the outstanding shares of a Fund.  Shareholder recommendations should be sent to the attention of the Committee in care of the Fund’s Secretary and should include biographical information, including the proposed nominee’s business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable.

            The Qualified Legal Compliance Committee is responsible for establishing written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund.  The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation.  If it is determined that there has been a material violation, the Committee is responsible for informing the Fund’s chief legal officer and chief executive officer and taking all other appropriate actions to respond to evidence of a material violation.

            The Fund has a 15(c) Committee which consists of Charles A. Austin, III, K. Dun Gifford, Dr. Leroy Keith, Jr., Dr. Russell A. Salton, III, William W. Pettit and the Chairman of the Committee, Michael S. Scofield, each of whom is an Independent Trustee. The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act.  It may request information from and submit questions to the Fund's investment advisor and its affiliates in order for the full Board of Trustees to determine whether or not to enter into or renew Fund contracts. For the fiscal year ended September 30, 2007, the 15(c) Committee held 5 committee meetings.

The Trust has an Audit Committee which consists of Dr. Russell A. Salton, III, Patricia B. Norris and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee.  The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. The Audit Committee also oversees and assists Trustee oversight of matters related to pricing and valuation of portfolio securities. For the fiscal year ended September 30, 2007, the Audit Committee held 7 committee meetings.

            The Trust has a Distribution, 12b-1, and Service Committee (formerly the 12b-1 Committee) which consists of Carol Kosel, David M. Richardson and the Chairman of the Committee, William W. Pettit, each of whom is an Independent Trustee. The Distribution, 12b-1, and Service Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are distributed; expenditures by the Funds’ distributor of amounts paid under the Funds’ Rule 12b-1 plans; the nature and quality of services provided by the Funds’ transfer agent; and the overall level of servicing provided to shareholders in the Funds.   For the fiscal year ended September 30, 2007, the Distribution, 12b-1, and Service Committee held 4 committee meetings.

            The Trust has a Performance Committee which consists of K. Dun Gifford, Gerald M. McDonnell, Richard J. Shima, Richard K. Wagoner and the Chairman of the Committee, Dr. Leroy Keith, Jr.  The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. With the exception of Mr. Wagoner, the members of the Performance Committee are Independent Trustees. For the fiscal year ended September 30, 2007, the Performance Committee held 4 committee meetings.

            Set forth below are the Trustees of each of the sixteen Evergreen Trusts.  The address for each Trustee is P.O. Box 20083, Charlotte, North Carolina 28202. All shareholder communications should be sent to this address.

Independent Trustees:

Name and

Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Fund Complex[2]as of 12/31/2007	Other Directorships held outside of Evergreen Fund Complex
Charles A. Austin III DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	94	None
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College	94	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services	94	Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/07)

Carol A. Kosel

DOB: 12/25/1963

	Trustee	2008	Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund.	94	None
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Former Manager of Commercial Operations, CMC Steel (steel producer)	94	None

Patricia B. Norris

DOB: 4/9/1948

	Trustee	2006	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)	94	None

William Walt Pettit

DOB: 8/26/1955

	Trustee	1988	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company); Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)	94	None

David M. Richardson

DOB: 9/19/1941

	Trustee	1982	President, Richardson, Runden LLC (executive recruitment advisory services); Former Consultant, AESC (The Association of Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications)	94	None
Russell A. Salton, III, MD DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard, Inc.	94	None

Michael S. Scofield

DOB: 2/20/1943

	Trustee	1984	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)	94	None
Richard J. Shima DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)	94	None

Interested Trustee:

Richard K. Wagoner, CFA[3] DOB: 12/12/1937	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society	94	None

1      Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees.

2      As of December 31, 2007, the Evergreen Fund Complex consisted of ten open-end investment management companies representing eighty-eight separate series and six closed-end funds.

3      Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wachovia Corporation, the parent to the Evergreen funds' investment advisor.

Trustee Ownership of Evergreen Funds Shares

            Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested. Amounts reflected include amounts received through the Trustees’ Deferred Compensation Plan. The table shows the dollar range of each Trustee’s investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2007.

Independent Trustees:

Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Fund Complex
Charles A. Austin III	Evergreen Enhanced S&P 500® Fund[1]	Over $100,000	Over $100,000
	Evergreen Global Opportunities Fund[2]	Over $100,000
	Evergreen Health Care Fund[2]	Over $100,000
	Evergreen International Equity Fund[1]	Over $100,000
	Evergreen Intrinsic Value Fund[1]	$10,001-$50,000
	Evergreen Mid Cap Growth Fund[1]	Over $100,000
	Evergreen Omega Fund[1]	$50,001-$100,000
	Evergreen Precious Metals Fund	Over $100,000
	Evergreen Utility and Telecommunications Fund[2]	Over $100,000
K. Dun Gifford	Evergreen Asset Allocation Fund	$50,001-$100,000	Over $100,000
	Evergreen Emerging Markets Growth Fund	$50,001-$100,000
	Evergreen Equity Income Fund	$50,001-$100,000
	Evergreen Fundamental Large Cap Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	Over $100,000
	Evergreen Health Care Fund	$10,001-$50,000
Dr. Leroy Keith, Jr.	Evergreen Asset Allocation Fund	$1-$10,000	Over $100,000
	Evergreen Core Plus Bond Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Multi-Sector Income Fund	$1-$10,000
	Evergreen Omega Fund	$1-$10,000
	Evergreen Ultra Short Opportunities Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$1-$10,000
	Evergreen Utility and Telecommunications Fund	$1-$10,000
Carol A. Kosel	Evergreen Small Cap Value Fund	Over $100,000	Over $100,000
Gerald M. McDonnell	Evergreen Adjustable Rate Fund	$10,001-$50,000	Over $100,000
	Evergreen Balanced Fund[1]	Over $100,000
	Evergreen Core Bond Fund[1]	$50,001-$100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Fundamental Large Cap Fund[2]	$50,001-$100,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen International Equity Fund	$50,001-$100,000
	Evergreen Money Market Fund[2]	Over $100,000
	Evergreen Multi-Sector Income Fund	$1-$10,000
	Evergreen Omega Fund[1]	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund[2]	Over $100,000
	Evergreen Strategic Municipal Bond Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$1-$10,000
Patricia B. Norris	Evergreen Disciplined Small-Mid Value Fund	$10,001-$50,000	Over $100,000
	Evergreen Disciplined Value Fund	$10,001-$50,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Growth Fund	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Precious Metals Fund	$10,001-$50,000
	Evergreen Utility and Telecommunications	$10,001-$50,000
William Walt Pettit	Evergreen Asset Allocation Fund[1]	$1-$10,000	Over $100,000
	Evergreen Balanced Fund[1]	$1-$10,000
	Evergreen Disciplined Value Fund[1]	$10,001-$50,000
	Evergreen Enhanced S&P 500® Fund[1]	Over $100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Equity Income Fund[1]	$1-$10,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[2]	$10,001-$50,000
	Evergreen Global Opportunities Fund[2]	Over $100,000
	Evergreen Growth Fund[1]	Over $100,000
	Evergreen Health Care Fund[2]	Over $100,000
	Evergreen International Equity Fund[2]	$10,001-$50,000
	Evergreen Intrinsic Value Fund[1]	$1-$10,000
	Evergreen Mid Cap Growth Fund[1]	$1-$10,000
	Evergreen Money Market Fund	$1-$10,000
	Evergreen Municipal Money Market Fund	$10,001-$50,000
	Evergreen Omega Fund[1]	$1-$10,000
	Evergreen Small-Mid Growth Fund[1]	$1-$10,000
	Evergreen Utility and Telecommunications Fund[2]	Over $100,000
David M. Richardson	Evergreen Asset Allocation Fund	$50,001-$100,000	Over $100,000
	Evergreen Multi-Sector Income Fund	$50,001-$100,000
	Evergreen Precious Metals Fund	$10,001-$50,000
	Evergreen Special Values Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$50,001-$100,000
Russell A. Salton, III, MD	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Core Bond Fund[1]	Over $100,000
	Evergreen Enhanced S&P 500® Fund[1]	$50,001-$100,000
	Evergreen Fundamental Large Cap Fund[1]	$50,001-$100,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen International Bond Fund[1]	Over $100,000
	Evergreen Intrinsic Value Fund[1]	$50,001-$100,000
Michael S. Scofield	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Balanced Fund[2]	Over $100,000
	Evergreen Core Bond Fund[1]	$50,001-$100,000
	Evergreen Disciplined Value Fund[2]	$10,001-$50,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund[2]	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Multi-Sector Income Fund	$1-$10,000
	Evergreen Omega Fund[2]	$10,001-$50,000
	Evergreen Special Equity Fund	$10,001-$50,000
	Evergreen Treasury Money Market Fund	$10,001-$50,000
	Evergreen Utility and Telecommunications Fund[2]	$50,001-$100,000
Richard J. Shima	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Balanced Fund	$50,001-$100,000
	Evergreen Connecticut Municipal Bond Fund	$50,001-$100,000
	Evergreen Enhanced S&P 500® Fund[1]	Over $100,000
	Evergreen Fundamental Large Cap Fund[1]	Over $100,000
	Evergreen Global Large Cap Equity Fund	Over $100,000
	Evergreen Global Opportunities Fund	Over $100,000
	Evergreen Income Advantage Fund	$10,001-$50,000
	Evergreen International Balanced Income Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Intrinsic Value Fund[1]	Over $100,000
	Evergreen Multi-Sector Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000

Interested Trustee:

Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Fund Complex
Richard K. Wagoner	Evergreen Balanced Fund	$10,001-$50,000	Over $100,000
	Evergreen Equity Income Fund	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Mid Cap Growth Fund	Over $100,000
	Evergreen Money Market Fund	Over $100,000
	Evergreen Multi-Sector Income Fund	$1-$10,000
	Evergreen Municipal Money Market Fund	$1-$10,000
	Evergreen Omega Fund	Over $100,000
	Evergreen Special Values Fund	Over $100,000
	Evergreen Treasury Money Market Fund	$1-$10,000
	Evergreen Utilities and High Income Fund	$1-$10,000

1         Invested through the Trustees’ Deferred Compensation Plan.  The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account.  The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.

2         Amount shown includes direct investments as well as investments through the Trustees' Deferred Compensation Plan. Dollar ranges of investments held directly in these funds are as follows: Mr. Austin – Evergreen Global Opportunities Fund: $50,001-$100,000; Evergreen Health Care Fund: 10,001-$50,000; and Evergreen Utility and Telecommunications Fund: $10,001-50,000; Mr. McDonnell – Evergreen Fundamental Large Cap Fund: $10,001-$50,000; Evergreen Money Market Fund: $1-$10,000; and Evergreen Short Intermediate Bond Fund $1-$10,000; Mr. Pettit – Evergreen Fundamental Large Cap Fund: $10,001-$50,000; Evergreen Global Large Cap Equity Fund: $1-$10,000; Evergreen Global Opportunities Fund: $10,001-$50,000; Evergreen Health Care Fund: $10,001-$50,000; Evergreen International Equity Fund: $10,001-$50,000; and Evergreen Utility and Telecommunications Fund: $10,001-$50,000; and Mr. Scofield – Evergreen Balanced Fund: $10,001-$50,000; Evergreen Disciplined Value Fund: $10,001-$50,000; Evergreen Global Opportunities Fund: $10,001-$50,000; Evergreen Omega Fund: $10,001-$50,000; and Evergreen Utility and Telecommunications Fund: $10,001-$50,000.

Set forth below are the principal officers of each of the sixteen Evergreen Trusts.

Name, Address and Date of Birth	Position with Trust	Principal Occupation for Last Five Years
Dennis H. Ferro 401 S. Tryon Charlotte, NC 28288 DOB: 6/20/1945	President since 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.
Kasey Phillips 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1970	Treasurer since 2005[1]	Senior Vice President, Evergreen Investment Services, Inc.; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Jeremy DePalma 200 Berkeley Street Boston, MA 02116 DOB: 2/5/1974	Treasurer since 2005[1]	Senior Vice President, Evergreen Investment Services, Inc.; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Michael H. Koonce 200 Berkeley Street Boston, MA 02116 DOB: 4/20/1960	Secretary since 2000

Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin 200 Berkeley Street Boston, MA 02116 DOB: 9/20/1965	Chief Compliance Officer since 2007

Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Company, Inc; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1         Kasey Phillips is the Treasurer for Evergreen Fixed Income Trust, Evergreen International Trust, Evergreen Municipal Trust, Evergreen Select Fixed Income Trust, Evergreen Global Dividend Opportunity Fund, Evergreen Income Advantage Fund, Evergreen Multi-Sector Income Fund, Evergreen Utilities and High Income Fund and Evergreen International Balanced Income Fund.  Jeremy DePalma is the Treasurer to Asset Allocation Trust, Evergreen Diversified Income Opportunities Fund, Evergreen Equity Trust, Evergreen Money Market Trust, Evergreen Select Equity Trust, Evergreen Select Money Market Trust and Evergreen Variable Annuity Trust.

Officers and certain Trustees of the Funds may be affiliated persons of the Funds and an affiliated person of EIMC or EIS by virtue of their positions as an officer or employee of EIMC or EIS.

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS

            A complete listing of portfolio holdings for every Fund as of the calendar quarter end will be available to the public approximately 15 calendar days after the calendar quarter end. Such listing will be posted to EvergreenInvestments.com as soon after the 15 days as possible. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end, posted to EvergreenInvestments.com within approximately 15 calendar days after the month end.  A Fund may also from time to time post to EvergreenInvestments.com more current portfolio holdings information as of a specified date.

            Except as described below, no other dissemination of portfolio holdings is allowed to any shareholder, potential shareholder or party external to Evergreen except those disclosed below and disseminations (i) required by law, (ii) to affiliated or unaffiliated service providers (including the investment advisor, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential, (iii) to other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm), or (iv) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. Institutional investment consultants are those organizations who utilize fund holdings data and characteristics such as beta, P/E ratio, etc. to screen investment vehicles for their large, institutional clients.  These consultants typically compare the Funds against other investment firms’ products to see which is most suitable for the clients.  In presentations to clients, these consultants will sometimes provide data regarding the Funds and how they compared to products of other investment advisors.  The confidentiality agreements applicable to these situations preclude these firms from providing any client with holdings data until the 15th calendar day after quarter end when the data is available to the public.

            This policy applies to affiliates of Evergreen such as Wachovia Trust and Wachovia Securities.  Officers of the Funds may authorize disclosure of the Fund’s portfolio securities in accordance with this policy.  The Fund’s Board reviewed this policy and has designated a chief compliance officer to be responsible for monitoring compliance with the policy.  The chief compliance officer reports directly to the Board.

            As of the date of this SAI, the Funds had ongoing arrangements with the following recipients to make available non-public portfolio holdings information relating to the Funds:

Recipient	Purpose	Timing
State Street Bank and Trust Company	Funds’ custodian, tax service provider, accounting agent and securities lending agent	Daily
KPMG LLP	Funds’ independent registered public accounting firm	As necessary in connection with financial statements and SEC filings
EIS	Funds’ distributor	Daily
ESC	Funds’ transfer agent	Quarterly
EIMC	Funds’ investment advisor and administrator	Daily
Moody's Investor Services, Inc.	Provides rating services for the Funds	Weekly
Bloomberg	Analytical	Quarterly
Lipper	Analytical	Monthly
Morningstar	Analytical	Quarterly
Thomson Financial, Inc.	Analytical	Quarterly
Wachovia Fiduciary Compliance	Compliance Filings	Quarterly
JPMorgan Chase Bank	Funds’ securities lending agent	Daily
Wachovia Bank N.A.	Funds’ securities lending agent	Daily
Riskmetrics	Proxy voting and related services	Monthly

            Once portfolio holdings information is made public, there are no restrictions on providing the data to any shareholder or other party.

CORPORATE AND MUNICIPAL BOND RATINGS

The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns.  A rating is an opinion of an issuer’s ability to pay interest and/or principal when due.  Ratings reflect an issuer’s overall financial strength and whether it can meet its financial commitments under various economic conditions.

If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody’s.  The Fund may also rely on ratings provided by Fitch.  Rating systems are similar among the different services.  As an example, the chart below compares basic ratings for long-term bonds.  The “Credit Quality” terms in the chart are for quick reference only.  Following the chart are the specific definitions each service provides for its ratings.

COMPARISON OF LONG-TERM BOND RATINGS

MOODY’S	S&P	FITCH	Credit Quality
Aaa	AAA	AAA	Excellent Quality (lowest risk) *
Aa	AA	AA	Almost Excellent Quality (very low risk) *
A	A	A	Good Quality (low risk) *
Baa	BBB	BBB	Satisfactory Quality (some risk) *
Ba	BB	BB	Questionable Quality (definite risk) **
B	B	B	Low Quality (high risk) **
Caa/Ca/C	CCC/CC/C	CCC/CC/C	In or Near Default **
	D	DDD/DD/D	In Default **

* Considered investment grade.

** Considered below investment grade.

CORPORATE BONDS

LONG-TERM RATINGS

Moody’s Corporate Long-Term Bond Ratings

Aaa  Bondswhich are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds which are ratedA possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are rated Baa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  Anobligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:As described below, obligations rated  BB, B, CCC, CC,and C are regarded as having significant speculative characteristics.  BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  Anobligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action.  An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.   They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D  Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  ‘DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.  “DD” indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this categoryhave defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

CORPORATE SHORT-TERM RATINGS

Moody’s Corporate Short-Term Issuer Ratings

Prime-1  Issuers ratedPrime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not PrimeIssuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B  A short-term obligation rated B is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C  A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

MUNICIPAL BONDS

LONG-TERM RATINGS

Moody’s Municipal Long-Term Bond Ratings

Aaa  Bondsrated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds ratedA possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  Anobligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:As described below, obligations rated  BB, B, CCC, CC and C are regarded as having significant speculative characteristics.   BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  Anobligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D  Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations.  Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

SHORT-TERM MUNICIPAL RATINGS

Moody’s Municipal Short-Term Issuer Ratings

Prime-1   Issuers ratedPrime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidence by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not PrimeIssuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Municipal Short-Term Loan Ratings

MIG 1  This designation denotes best quality.  There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2  This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3  This designation denotes favorable quality.  Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG  This designation denotes speculative quality.  Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1   This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated A-1.

A-3  Issues carrying this designation have an adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B  Issues rated B are regarded as having only speculative capacity for timely payment.

C  This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D  Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1  Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3   Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

ADDITIONAL INFORMATION

            Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

            No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EIS, and no person is entitled to rely on any information or representation not contained therein.

            The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

Appendix A

The Fund's Board of Trustees has approved the following Proxy Voting Policy and Procedures on behalf of the Fund. These policies and procedures are that of the investment advisor.  The Fund's Proxy Voting Records indicating how each Evergreen fund voted proxies relating to portfolio securities during the twelve-month period ended June 30 of each year may be obtained, without charge, by visiting our Web site at EvergreenInvestments.com or the SEC’s website at http://www.sec.gov.

Evergreen Investment Management Company, LLC

Proxy Voting Policy and Procedures

February 1, 2008

Statement of Principles

Evergreen Investment Management Company LLC (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Proxy Committee

Evergreen has established a proxy committee (Committee) which is a sub-committee of Evergreen's Investment Policy Committee. The Committee is responsible for approving Evergreen's proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Share Blocking

Evergreen does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest

Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Concise Domestic Proxy Voting Guidelines

The following is a concise summary of the Evergreen Investments Management Company LLC proxy voting policy guidelines for 2008.

1. Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

  An auditor has a financial interest in or association with the company, and is therefore not independent;
  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
  Fees for non-audit services are excessive.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

  The tenure of the audit firm;
  The length of rotation specified in the proposal;
  Any significant audit-related issues at the company;
  The number of audit committee meetings held each year;
  The number of financial experts serving on the committee; and
  Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote AGAINST or WITHHOLD from individual directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse;
  Sit on more than six public company boards;
  Are CEOs of public companies who sit on the boards of more than two public companies besides their own–withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

  The company’s proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;
  The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;
  The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
  At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
  The company is a Russell 3000 company that underperformed its industry group (GICS group) under ISS' "Performance Test for Directors" policy;
  The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election–any or all appropriate nominees (except new) may be held accountable.

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:

  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
  The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
  The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the audit committee if:

  The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
  Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
  There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the compensation committee if:

  There is a negative correlation between the chief executive’s pay and company performance;
  The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
  The company fails to submit one-time transfers of stock options to a shareholder vote;
  The company fails to fulfill the terms of a burn-rate commitment made to shareholders;
  The company has backdated options (see "Options Backdating" policy);
  The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:

  The company has proxy access or a similar structure to allow shareholders to nominate directors to the company's ballot; and
  The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50 percent).

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

  Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
  Serving as liaison between the chairman and the independent directors,
  Approving information sent to the board,
  Approving meeting agendas for the board,
  Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
  Having the authority to call meetings of the independent directors,
  If requested by major shareholders, ensuring that he is available for consultation and direct communication;
  The company publicly discloses a comparison of the duties of its independent lead director and its chairman;
  The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;
  Two-thirds independent board;
  All-independent key committees;
  Established governance guidelines;
  The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time; and
  The company does not have any problematic governance issues.

Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Open Access

Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

  The ownership threshold proposed in the resolution;
  The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;
  Management’s track record;
  Background to the proxy contest;
  Qualifications of director nominees (both slates);
  Strategic plan of dissident slate and quality of critique against management;
  Likelihood that the proposed goals and objectives can be achieved (both slates);
  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

  The election of fewer than 50 percent of the directors to be elected is contested in the election;
  One or more of the dissident’s candidates is elected;
  Shareholders are not permitted to cumulate their votes for directors; and
  The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

  Shareholders have approved the adoption of the plan; or
  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20 percent trigger, flip-in or flip-over;
  A term of no more than three years;
  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation – Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
  Market reaction – How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
  Strategic rationale – Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Negotiations and process – Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
  Conflicts of interest – Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.
  Governance – Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence.

Factors should include, at a minimum, the following:

  Rationale;
  Good performance with respect to peers and index on a five-year total shareholder return basis;
  Absence of non-shareholder approved poison pill;
  Reasonable equity compensation burn rate;
  No non-shareholder approved pay plans; and
  Absence of egregious equity compensation practices.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

It is intended for financing purposes with minimal or no dilution to current shareholders;

It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Poor Pay Practices

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:

  Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);
  Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);
  Huge bonus payouts without justifiable performance linkage or proper disclosure;
  Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);
  Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);
  New CEO awarded an overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed in this policy);
  Excessive severance provisions (e.g., including excessive change in control payments);
  Change in control payouts without loss of job or substantial diminution of job duties;
  Internal pay disparity;
  Options backdating (covered in a separate policy); and
  Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

  The total cost of the company’s equity plans is unreasonable;
  The plan expressly permits the repricing of stock options without prior shareholder approval;
  There is a disconnect between CEO pay and the company’s performance;
  The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or
  The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

  Stock ownership guidelines with a minimum of three times the annual cash retainer.
  Vesting schedule or mandatory holding/deferral period:

  A minimum vesting of three years for stock options or restricted stock; or
  Deferred stock payable at the end of a three-year deferral period.
  A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
  No retirement/benefits and perquisites for non-employee directors; and
  A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Employee Stock Purchase Plans — Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

  Purchase price is at least 85 percent of fair market value;
  Offering period is 27 months or less; and
  The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

  Purchase price is less than 85 percent of fair market value; or
  Offering period is greater than 27 months; or
  The number of shares allocated to the plan is more than 10 percent of the outstanding shares.

Employee Stock Purchase Plans — Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

  Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
  Limits on employee contribution (a fixed dollar amount or a percentage of base salary);
  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
  No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Options Backdating

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
  Length of time of options backdating;
  Size of restatement due to options backdating;
  Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;
  Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, considering:

  Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;
  Rationale for the re-pricing--was the stock price decline beyond management's control?
  Is this a value-for-value exchange?
  Are surrendered stock options added back to the plan reserve?
  Option vesting--does the new option vest immediately or is there a black-out period?
  Term of the option—the term should remain the same as that of the replaced option;
  Exercise price—should be set at fair market or a premium to market;
  Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Transfer Programs of Stock Options

Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

  Executive officers and non-employee directors are excluded from participating;
  Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
  There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

  Eligibility;
  Vesting;
  Bid-price;
  Term of options;
  Transfer value to third-party financial institution, employees and the company.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Compensation Consultants—Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Pay for Superior Performance

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's compensation plan for senior executives. The proposal should have the following principles:

  Sets compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
  Delivers a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
  Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
  Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;
  Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

  What aspects of the company’s annual and long-term equity incentive programs are performance driven?
  If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
  Can shareholders assess the correlation between pay and performance based on the current disclosure?
  What type of industry and stage of business cycle does the company belong to?

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

  First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.
  Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of these two requirements.

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

  Adoption, amendment, or termination of a 10b5-1 plan must be disclosed within two business days in a Form 8-K;
  Amendment or early termination of a 10b5-1 plan is allowed only under extraordinary circumstances, as determined by the board;
  Ninety days must elapse between adoption or amendment of a 10b5-1 plan and initial trading under the plan;
  Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;
  An executive may not trade in company stock outside the 10b5-1 Plan.
  Trades under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.

Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

  If the company has adopted a formal recoupment bonus policy; or
  If the company has chronic restatement history or material financial problems.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

  A trigger beyond the control of management;
  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
  Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

9. Corporate Social Responsibility (CSR) Issues

Consumer Lending

Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

  Whether the company has adequately disclosed mechanisms to prevent abusive lending practices;
  Whether the company has adequately disclosed the financial risks of the lending products in question;
  Whether the company has been subject to violations of lending laws or serious lending controversies;
  Peer companies’ policies to prevent abusive lending practices.

Pharmaceutical Pricing

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

  The existing level of disclosure on pricing policies;
  Deviation from established industry pricing norms;
  The company’s existing initiatives to provide its products to needy consumers;
  Whether the proposal focuses on specific products or geographic regions.

Product Safety and Toxic Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

  The company already discloses similar information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;
  The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and
  The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phaseout of certain toxic chemicals and/or evaluate and disclose the financial and legal risks associated with utilizing certain chemicals, considering:

  Current regulations in the markets in which the company operates;
  Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and
  The current level of disclosure on this topic.

Climate Change

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:

  The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;
  The company’s level of disclosure is comparable to or better than information provided by industry peers; and
  There are no significant fines, penalties, or litigation associated with the company’s environmental performance.

Greenhouse Gas Emissions

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines, or litigation resulting from greenhouse gas emissions.

Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

  The company is in compliance with laws governing corporate political activities; and
  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

  Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and
  The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

  The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

  there are concerns about the accounts presented or audit procedures used; or
  the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

  there are serious concerns about the accounts presented or the audit procedures used;
  the auditors are being changed without explanation; or
  nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

  there are serious concerns about the statutory reports presented or the audit procedures used;
  questions exist concerning any of the statutory auditors being appointed; or
  the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

  the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

  Adequate disclosure has not been met in a timely fashion;
  There are clear concerns over questionable finances or restatements;
  There have been questionable transactions with conflicts of interest;
  There are any records of abuses against minority shareholder interests; and
  The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

  there are serious questions about actions of the board or management for the year in question; or
  legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet established guidelines for the purpose being proposed; or
  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Vote FOR share repurchase plans, unless:

  clear evidence of past abuse of the authority is available; or
  the plan contains no safeguards against selective buybacks.

Reissuanceof Shares Repurchased

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, we review publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, we place emphasis on the offer premium, market reaction, and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause more scrutiny.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? We will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

AntitakeoverMechanisms

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

EVERGREEN EQUITY TRUST

EVERGREEN GOLDEN CORE OPPORTUNITIES FUND

UNAUDITED FINANCIAL STATEMENTS AS OF JUNE 30, 2008

Evergreen Golden Core Opportunities Fund

GOLDEN CORE OPPORTUNITIES FUND

Report as of June 30, 2008

Evergreen Investments SM
MUTUAL FUNDS

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov.

The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/2008	Ending Account Value 6/30/2008	Expenses Paid During Period*
Actual
Class A	$1,000.00	$953.82	$7.29
Class B	$1,000.00	$951.81	$10.92
Class C	$1,000.00	$951.81	$10.92
Class I	$1,000.00	$954.82	$6.08
Hypothetical (5% return before expenses)
Class A	$1,000.00	1,017.40	$7.52
Class B	$1,000.00	1,013.67	$11.26
Class C	$1,000.00	1,013.67	$11.26
Class I	$1,000.00	1,018.65	$6.27

*For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.50% for Class A, 2.25% for Class B, 2.25% for Class C and 1.25% for Class I), multiplied by the average account value over the period, multiplied by 182 / 366 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

CLASS A	Period Ended June 30, 2008 [1] (unaudited)

Net asset value, beginning of period	$10.00

Income from investment operations
Net investment income (loss)	(0.02)
Net realized and unrealized gains or losses on investments	(0.48)

Total from investment operations	(0.50)

Net asset value, end of period	$9.50

Total return[2]	(5.00)%

Ratios and supplemental data
Net assets, end of period (thousands)	$556
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.50	% [3]
Expenses excluding waivers/reimbursements and expense reductions	5.36	% [3]
Net investment income (loss)	(0.46	)% [3]
Portfolio turnover rate	17%

[1]	For the period from December 17, 2007 (commencement of class operations) to June 30, 2008.

[2]	Excluding applicable sales charges

[3]	Annualized

See Notes To Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

CLASS B	Period Ended June 30, 2008 [1] (unaudited)

Net asset value, beginning of period	$10.00

Income from investment operations
Net investment income (loss)	(0.05)
Net realized and unrealized gains or losses on investments	(0.47)

Total from investment operations	(0.52)

Net asset value, end of period	$9.48

Total return[2]	(5.20)%

Ratios and supplemental data
Net assets, end of period (thousands)	$559
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.25	% [3]
Expenses excluding waivers/reimbursements and expense reductions	6.11	% [3]
Net investment income (loss)	(1.21	)% [3]
Portfolio turnover rate	17%

[1]	For the period from December 17, 2007 (commencement of class operations) to June 30, 2008.

[2]	Excluding applicable sales charges

[3]	Annualized

See Notes To Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

CLASS C	Period Ended June 30, 2008 [1] (unaudited)

Net asset value, beginning of period	$10.00

Income from investment operations
Net investment income (loss)	(0.06)
Net realized and unrealized gains or losses on investments	(0.46)

Total from investment operations	(0.52)

Net asset value, end of period	$9.48

Total return[2]	(5.20)%

Ratios and supplemental data
Net assets, end of period (thousands)	$499
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.25	% [3]
Expenses excluding waivers/reimbursements and expense reductions	6.11	% [3]
Net investment income (loss)	(1.21	)% [3]
Portfolio turnover rate	17%

[1]	For the period from December 17, 2007 (commencement of class operations) to June 30, 2008.

[2]	Excluding applicable sales charges

[3]	Annualized

See Notes To Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

CLASS I	Period Ended June 30, 2008 [1] (unaudited)

Net asset value, beginning of period	$10.00

Income from investment operations
Net investment income (loss)	(0.01)
Net realized and unrealized gains or losses on investments	(0.48)

Total from investment operations	(0.49)

Net asset value, end of period	$9.51

Total return	(4.90)%

Ratios and supplemental data
Net assets, end of period (thousands)	$3,377
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.25	% [2]
Expenses excluding waivers/reimbursements and expense reductions	5.11	% [2]
Net investment income (loss)	(0.21	)% [2]
Portfolio turnover rate	17%

[1]	For the period from December 17, 2007 (commencement of class operations) to June 30, 2008.

[2]	Annualized

See Notes To Financial Statements

SCHEDULE OF INVESTMENTS
June 30, 2008 (unaudited)

	Shares	Value

COMMON STOCKS 97.8%
CONSUMER DISCRETIONARY 9.9%
Auto Components 1.6%
Gentex Corp.	5,545	$80,070

Household Durables 1.7%
Snap-On, Inc.	1,675	87,117

Leisure Equipment & Products 2.7%
Hasbro, Inc.	3,810	136,093

Media 2.0%
DreamWorks Animation SKG, Inc., Class A *	3,280	97,777

Textiles, Apparel & Luxury Goods 1.9%
Wolverine World Wide, Inc.	3,525	94,011

CONSUMER STAPLES 3.6%
Beverages 1.8%
Pepsi Bottling Group, Inc.	3,210	89,623

Personal Products 1.8%
NBTY, Inc. *	2,825	90,570

ENERGY 15.2%
Energy Equipment & Services 10.4%
Cameron International Corp. *	2,050	113,468
Helmerich & Payne, Inc.	2,125	153,042
Noble Corp.	1,780	115,629
Parker Drilling Co. *	13,630	136,436

		518,575

Oil, Gas & Consumable Fuels 4.8%
Holly Corp.	2,000	73,840
Massey Energy Co.	1,770	165,937

		239,777

FINANCIALS 13.1%
Capital Markets 3.1%
Ameriprise Financial, Inc.	1,800	73,206
Federated Investors, Inc.	2,395	82,436

		155,642

Diversified Financial Services 1.1%
Nasdaq OMX Group, Inc. *	2,095	55,622

Insurance 5.3%
American Financial Group, Inc.	3,395	90,816
Assurant, Inc.	1,490	98,281
HCC Insurance Holdings, Inc.	3,450	72,933

		262,030

Real Estate Investment Trusts 3.6%
AMB Property Corp.	1,705	85,898
Digital Realty Trust, Inc.	2,300	94,093

		179,991

HEALTH CARE 11.1%
Health Care Providers & Services 5.4%
AmerisourceBergen Corp.	2,290	91,577
Express Scripts, Inc. *	1,385	86,867
Laboratory Corporation of America Holdings *	1,315	91,564

		270,008

Life Sciences Tools & Services 4.0%
Applied Biosystems Group - Applera Corp.	2,940	98,431
Waters Corp. *	1,540	99,330

		197,761

Pharmaceuticals 1.7%
Sciele Pharma, Inc. *	4,420	85,527

INDUSTRIALS 14.3%
Aerospace & Defense 2.8%
Goodrich Corp.	1,775	84,241
Spirit AeroSystems Holdings, Inc., Class A *	2,870	55,047

		139,288

Commercial Services & Supplies 1.7%
Brink’s Co.	1,330	87,009

Electrical Equipment 4.0%
Cooper Industries, Inc.	2,145	84,728
GrafTech International, Ltd. *	4,315	115,771

		200,499

Machinery 5.8%
Gardner Denver, Inc. *	2,080	118,144
Parker Hannifin Corp.	1,280	91,289
Terex Corp. *	1,545	79,367

		288,800

INFORMATION TECHNOLOGY 16.9%
Communications Equipment 3.4%
ADC Telecommunications, Inc. *	5,355	79,094
Harris Corp.	1,825	92,144

		171,238

Electronic Equipment & Instruments 4.1%
Amphenol Corp., Class A	2,475	111,078
Avnet, Inc. *	3,415	93,161

		204,239

IT Services 1.7%
Convergys Corp. *	5,715	84,925

Semiconductors & Semiconductor Equipment 4.0%
Amkor Technology, Inc. *	11,305	117,685
International Rectifier Corp. *	4,190	80,448

		198,133

Software 3.7%
BMC Software, Inc. *	2,750	99,000
Parametric Technology Corp. *	5,260	87,684

		186,684

MATERIALS 6.7%
Chemicals 6.7%
Albemarle Corp.	2,335	93,190
Celanese Corp., Ser. A	2,210	100,909
FMC Corp.	1,830	141,715

		335,814

TELECOMMUNICATION SERVICES 2.1%
Diversified Telecommunication Services 2.1%
CenturyTel, Inc.	2,855	101,609

UTILITIES 4.9%

Gas Utilities 2.3%
Energen Corp.	1,485	115,874

Multi-Utilities 2.6%
MDU Resources Group, Inc.	3,695	128,808

Total Common Stocks (cost $4,973,678)		4,883,114

SHORT-TERM INVESTMENTS 3.3%
MUTUAL FUND SHARES 3.3%
Evergreen Institutional Money Market Fund, Class I, 2.54% q ø (cost $162,384)	162,384	162,384

Total Investments (cost $5,136,062) 101.1%		5,045,498
Other Assets and Liabilities (1.1%)		(53,651)

Net Assets 100.0%		$4,991,847

*	Non-income producing security

q	Rate shown is the 7-day annualized yield at period end.

ø	Evergreen Investment Management Company, LLC is the investment advisor to the Fund and the money market fund.

The following table shows the percent of long-term investments by sector as of June 30, 2008:

Information Technology	17.3%
Energy	15.5%
Industrials	14.7%
Financials	13.4%
Health Care	11.3%
Consumer Discretionary	10.1%
Materials	6.9%
Utilities	5.0%
Consumer Staples	3.7%
Telecommunication Services	2.1%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008 (unaudited)

Assets
Investments in securities, at value (cost $4,973,678)	$4,883,114
Investments in affiliated money market fund, at value (cost $162,384)	162,384

Total investments	5,045,498
Dividends receivable	3,554
Receivable from investment advisor	306
Prepaid expenses and other assets	68,536

Total assets	5,117,894

Liabilities
Distribution Plan expenses payable	33
Due to Affiliate	101,563
Due to other related parties	9,541
Printing and postage expenses payable	12,125
Accrued expenses and other liabilities	2,785

Total liabilities	126,047

Net assets	$4,991,847

Net assets represented by
Paid-in capital	$5,247,776
Undistributed net investment loss	(11,255)
Accumulated net realized losses on investments	(154,110)
Net unrealized losses on investments	(90,564)

Total net assets	$4,991,847

Net assets consists of
Class A	$556,283
Class B	558,982
Class C	499,233
Class I	3,377,349

Total net assets	$4,991,847

Shares outstanding (unlimited number of shares authorized)
Class A	58,547
Class B	58,960
Class C	52,645
Class I	354,993

Net asset value per share
Class A	$9.50
Class A - Offering price (based on sales charge of 5.75%)	$10.08
Class B	$9.48
Class C	$9.48
Class I	$9.51

See Notes to Financial Statements

STATEMENT OF OPERATIONS
Period Ended June 30, 2008 (unaudited) (a)

Investment income
Dividends	$23,059
Income from affiliate	3,474

Total investment income	26,533

Expenses
Advisory fee	20,452
Distribution Plan expenses
Class A	645
Class B	2,593
Class C	2,593
Administrative services fee	2,556
Transfer agent fees	9,726
Trustees’ fees and expenses	3,003
Printing and postage expenses	21,386
Custodian and accounting fees	1,838
Registration and filing fees	51,035
Professional fees	19,859
Other	776

Total expenses	136,462
Less: Expense reductions	(7)
Fee waivers and expense reimbursements	(98,667)

Net expenses	37,788

Net investment loss	(11,255)

Net realized and unrealized gains or losses on investments
Net realized losses on investments	(154,110)
Net change in unrealized gains or losses on investments	(90,564)

Net realized and unrealized gains or losses on investments	(244,674)

Net decrease in net assets resulting from operations	($255,929)

(a) For the period from December 17, 2007 (commencement of operations) to June 30, 2008.

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

	Period Ended June 30, 2008 (a) (unaudited)

Operations
Net investment loss		($11,255)
Net realized losses on investments		(154,110)
Net change in unrealized gains or losses on investments		(90,564)

Net decrease in net assets resulting from operations		(255,929)

	Shares
Capital share transactions
Proceeds from shares sold
Class A	58,547	585,407
Class B	61,328	612,555
Class C	52,645	524,597
Class I	354,993	3,546,125

		5,268,684

Payment for shares redeemed
Class B	(2,368)	(20,908)

Net increase in net assets resulting from capital share transactions		5,247,776

Total increase in net assets		4,991,847
Net assets
Beginning of period		0

End of period		$4,991,847

Undistributed net investment loss		($11,255)

(a) For the period from December 17, 2007 (commencement of operations) to June 30, 2008.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. ORGANIZATION

Evergreen Golden Core Opportunities Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date.

c. Federal and other taxes

The Fund intends to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains. Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48.

d. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

e. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.80% and declining to 0.70% as average daily net assets increase. For the period ended June 30, 2008, the advisory fee was equivalent to 0.80% of the Fund’s average daily net assets (on an annualized basis).

Golden Capital Management, LLC (“Golden Capital”) is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund. Wachovia Alternative Strategies, Inc., a wholly-owned subsidiary of Wachovia, owns a 45% minority interest in Golden Capital.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the period ended June 30, 2008, EIMC voluntarily waived its advisory fee in the amount of $20,452 and reimbursed other expenses in the amount of $78,215.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Effective January 1, 2008, EIMC replaced Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, as the administrator to the Fund upon the assignment of the Fund’s Administrative Services Agreement from EIS to EIMC. There were no changes to the services being provided or fees being paid by the Fund. The administrator provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the period ended June 30, 2008, the transfer agent fees were equivalent to an annual rate of 0.38% of the Fund’s average daily net assets.

4. DISTRIBUTION PLANS

EIS serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $5,930,754 and $802,966, respectively, for the period ended June 30, 2008.

On December 17, 2007, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 established a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 –	quoted prices in active markets for identical securities

Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of June 30, 2008, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Valuation Inputs		Investments in Securities

Level 1 –	Quoted Prices	$5,045,498
Level 2 –	Other Significant Observable Inputs	0
Level 3 –	Significant Unobservable Inputs	0

Total		$5,045,498

On June 30, 2008, the aggregate cost of securities for federal income tax purposes was $5,136,062. The gross unrealized appreciation and depreciation on securities based on tax cost was $469,503 and $560,067, respectively, with a net unrealized depreciation of $90,564.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the period ended June 30, 2008, the Fund did not participate in the interfund lending program.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

8. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and have paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

10. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

TRUSTEES AND OFFICERS

TRUSTEES[1]

Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/2007)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel[1] Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

28

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS

Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co., Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

[1]

Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 94 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

[2]	Mr. Wagoner is an “interested person”of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

[3]	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4]	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

29

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today’s financial world.

•	Leadership — With more than $258 billion in assets as of March 31, 2008, Evergreen Investments has the scale and resources to help investors and financial professionals succeed.

•	Excellence — Our investments are built for long-term performance, through strategies designed in an effort to outperform their benchmarks and peers over a full market cycle.

•	Experience — Our investment teams operate independently, performing their own original research, across a full range of investment disciplines.

•	Commitment — We are dedicated to working with financial professionals, crafting innovative solutions that meet your needs and translate into successful investor-advisor partnerships.

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION

Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the ninth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. For 2007, Evergreen was ranked fifth overall out of 32 participating companies.

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034

xxxxxx xxx  xx/2008

EVERGREEN EQUITY TRUST

PRO FORMA COMBINING FINANCIAL STATEMENTS

Evergreen Golden Core Opportunities Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments

June 30, 2008

These Pro Forma Combining Financial Statements relate specifically to the proposed transfer of the assets and liabilities of Evergreen Special Equity Fund, a series of Evergreen Select Equity Trust, to Evergreen Golden Core Opportunities Fund, a series of Evergreen Equity Trust, in exchange for Class A, Class B, Class C, Class I and Class A shares of Evergreen Golden Core Opportunities Fund (to be issued to holders of Class A, Class B, Class C, Class I and Class IS shares, respectively, of beneficial interest, $0.001 par value per share, of Evergreen Special Equity Fund). The period presented covers the period from December 17, 2007 through June 30, 2008 and reflects financial information assuming the merger takes place.

	Evergreen Golden Core Opportunities Fund		Evergreen Special Equity Fund		Evergreen Golden Core Opportunities Fund ProForma #

	Shares	Value	Shares	Value	Shares	Value

COMMON STOCKS 98.0%
CONSUMER DISCRETIONARY 13.3%
Auto Components 0.1%
Gentex Corp.	5,545	$80,070	0	$0	5,545	$80,070

Diversified Consumer Services 2.0%
DeVry, Inc.	0	0	13,345	715,559	13,345	715,559
ITT Educational Services, Inc. *	0	0	2,770	228,885	2,770	228,885
Sotheby’s Holdings, Inc.	0	0	5,188	136,808	5,188	136,808
Strayer Education, Inc.	0	0	1,807	377,789	1,807	377,789

		0		1,459,041		1,459,041

Hotels, Restaurants & Leisure 2.5%
Bally Technologies, Inc. *	0	0	13,208	446,430	13,208	446,430
Buffalo Wild Wings, Inc. *	0	0	9,050	224,712	9,050	224,712
CBRL Group, Inc.	0	0	5,146	126,129	5,146	126,129
Chipotle Mexican Grill, Inc., Class A *	0	0	4,390	362,702	4,390	362,702
Denny’s Corp. *	0	0	114,555	325,336	114,555	325,336
P.F. Chang’s China Bistro, Inc. * Þ	0	0	7,177	160,334	7,177	160,334
Vail Resorts, Inc. *	0	0	4,699	201,258	4,699	201,258

		0		1,846,901		1,846,901

Household Durables 0.5%
Snap-On, Inc.	1,675	87,117	0	0	1,675	87,117
Tupperware Brands Corp.	0	0	8,040	275,129	8,040	275,129

		87,117		275,129		362,246

Internet & Catalog Retail 1.7%
Gaiam, Inc., Class A *	0	0	15,068	203,569	15,068	203,569
Netflix, Inc. * Þ	0	0	12,005	312,970	12,005	312,970
Overstock.com, Inc. * Þ	0	0	8,960	232,512	8,960	232,512
priceline.com, Inc. * Þ	0	0	4,552	525,574	4,552	525,574

		0		1,274,625		1,274,625

Leisure Equipment & Products 0.2%
Hasbro, Inc.	3,810	136,093	0	0	3,810	136,093

Media 2.1%
DreamWorks Animation SKG, Inc., Class A *	3,280	97,777	0	0	3,280	97,777
Global Sources, Ltd. *	0	0	14,503	220,156	14,503	220,156
Marvel Entertainment, Inc. *	0	0	18,731	602,014	18,731	602,014
Morningstar, Inc. *	0	0	5,730	412,732	5,730	412,732
TiVo, Inc. * Þ	0	0	27,013	166,670	27,013	166,670

		97,777		1,401,572		1,499,349

Specialty Retail 1.6%
Aeropostale, Inc. *	0	0	21,333	668,363	21,333	668,363
J. Crew Group, Inc. *	0	0	3,170	104,641	3,170	104,641
Jos. A. Bank Clothiers, Inc. * Þ	0	0	14,252	381,241	14,252	381,241

		0		1,154,245		1,154,245

Evergreen Golden Core Opportunities Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments

June 30, 2008

	Evergreen Golden Core Opportunities Fund		Evergreen Special Equity Fund		Evergreen Golden Core Opportunities Fund ProForma #

	Shares	Value	Shares	Value	Shares	Value

Textiles, Apparel & Luxury Goods 2.6%
Deckers Outdoor Corp. *	0	0	4,676	650,899	4,676	650,899
Fossil, Inc. *	0	0	14,531	422,416	14,531	422,416
Skechers USA, Inc., Class A *	0	0	4,188	82,755	4,188	82,755
Warnaco Group, Inc. *	0	0	14,770	650,914	14,770	650,914
Wolverine World Wide, Inc.	3,525	94,011	0	0	3,525	94,011

		94,011		1,806,984		1,900,995

CONSUMER STAPLES 3.6%
Beverages 0.1%
Pepsi Bottling Group, Inc.	3,210	89,623	0	0	3,210	89,623

Food & Staples Retailing 1.0%
Longs Drug Stores Corp.	0	0	12,694	534,544	12,694	534,544
Winn-Dixie Stores, Inc. *	0	0	9,270	148,506	9,270	148,506

		0		683,050		683,050

Food Products 1.3%
Darling International, Inc. *	0	0	33,363	551,157	33,363	551,157
Ralcorp Holdings, Inc. *	0	0	7,222	357,055	7,222	357,055

		0		908,212		908,212

Personal Products 1.2%
American Oriental Bioengineering, Inc. *	0	0	25,464	251,329	25,464	251,329
Chattem, Inc. *	0	0	3,737	243,092	3,737	243,092
NBTY, Inc. *	2,825	90,570	9,547	306,077	12,372	396,647

		90,570		800,498		891,068

ENERGY 12.0%
Energy Equipment & Services 3.5%
Atwood Oceanics, Inc. *	0	0	4,676	581,414	4,676	581,414
Cameron International Corp. *	2,050	113,468	0	0	2,050	113,468
Dawson Geophysical Co. *	0	0	5,403	321,262	5,403	321,262
Grey Wolf, Inc. *	0	0	49,427	446,326	49,427	446,326
Gulf Island Fabrication, Inc.	0	0	8,158	399,171	8,158	399,171
Helmerich & Payne, Inc.	2,125	153,042	0	0	2,125	153,042
IHS, Inc., Class A *	0	0	3,862	268,795	3,862	268,795
Noble Corp.	1,780	115,629	0	0	1,780	115,629
Parker Drilling Co. *	13,630	136,436	0	0	13,630	136,436

		518,575		2,016,968		2,535,543

Oil, Gas & Consumable Fuels 8.5%
Bill Barrett Corp. *	0	0	5,526	328,300	5,526	328,300
Bois D’Arc Energy, Inc. *	0	0	21,281	517,341	21,281	517,341
Carrizo Oil & Gas, Inc. *	0	0	1,942	132,231	1,942	132,231
Comstock Resources, Inc. *	0	0	11,566	976,517	11,566	976,517
Double Hull Tankers, Inc.	0	0	14,807	148,514	14,807	148,514
Holly Corp.	2,000	73,840	6,636	245,001	8,636	318,841
Knightsbridge Tankers, Ltd.	0	0	5,045	162,500	5,045	162,500
Mariner Energy, Inc. *	0	0	17,754	656,365	17,754	656,365
Massey Energy Co.	1,770	165,937	0	0	1,770	165,937
Petrohawk Energy Corp. *	0	0	24,239	1,122,508	24,239	1,122,508
PetroQuest Energy, Inc. *	0	0	26,804	721,028	26,804	721,028
Rosetta Resources, Inc. *	0	0	18,279	520,952	18,279	520,952
Ship Finance International, Ltd.	0	0	6,706	198,028	6,706	198,028
World Fuel Services Corp.	0	0	10,979	240,879	10,979	240,879

		239,777		5,970,164		6,209,941

Evergreen Golden Core Opportunities Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments

June 30, 2008

	Evergreen Golden Core Opportunities Fund		Evergreen Special Equity Fund		Evergreen Golden Core Opportunities Fund ProForma #

	Shares	Value	Shares	Value	Shares	Value

FINANCIALS 6.3%
Capital Markets 2.2%
Ameriprise Financial, Inc.	1,800	73,206	0	0	1,800	73,206
Federated Investors, Inc.	2,395	82,436	0	0	2,395	82,436
GFI Group, Inc. *	0	0	8,595	77,441	8,595	77,441
Knight Capital Group, Inc., Class A *	0	0	25,421	457,070	25,421	457,070
optionsXpress Holdings, Inc.	0	0	17,081	381,590	17,081	381,590
TradeStation Group, Inc. *	0	0	20,814	211,262	20,814	211,262
Waddell & Reed Financial, Inc., Class A	0	0	9,153	320,446	9,153	320,446

		155,642		1,447,809		1,603,451

Consumer Finance 0.7%
Cash America International, Inc.	0	0	5,901	182,931	5,901	182,931
World Acceptance Corp. *	0	0	10,109	340,370	10,109	340,370

		0		523,301		523,301

Diversified Financial Services 0.3%
Interactive Brokers Group, Inc., Class A *	0	0	4,393	141,147	4,393	141,147
Nasdaq OMX Group, Inc. *	2,095	55,622	0	0	2,095	55,622

		55,622		141,147		196,769

Insurance 2.2%
American Financial Group, Inc.	3,395	90,816	0	0	3,395	90,816
AmTrust Financial Services, Inc.	0	0	24,789	312,342	24,789	312,342
Assurant, Inc.	1,490	98,281	0	0	1,490	98,281
Darwin Professional Underwriters, Inc. *	0	0	4,105	126,434	4,105	126,434
Delphi Financial Group, Inc., Class A	0	0	7,144	165,312	7,144	165,312
HCC Insurance Holdings, Inc.	3,450	72,933	0	0	3,450	72,933
National Interstate Corp.	0	0	9,534	175,235	9,534	175,235
Reinsurance Group of America, Inc.	0	0	7,889	343,329	7,889	343,329
Zenith National Insurance Corp.	0	0	6,815	239,615	6,815	239,615

		262,030		1,362,267		1,624,297

Real Estate Investment Trusts 0.9%
AMB Property Corp.	1,705	85,898	0	0	1,705	85,898
Digital Realty Trust, Inc.	2,300	94,093	0	0	2,300	94,093
FelCor Lodging Trust, Inc.	0	0	23,801	249,911	23,801	249,911
Getty Realty Corp.	0	0	16,101	232,015	16,101	232,015

		179,991		481,926		661,917

HEALTH CARE 19.0%
Biotechnology 4.5%
Alnylam Pharmaceuticals, Inc. *	0	0	5,197	138,916	5,197	138,916
Arena Pharmaceuticals, Inc. *	0	0	28,116	145,922	28,116	145,922
ArQule, Inc. *	0	0	31,477	102,300	31,477	102,300
Array BioPharma, Inc. * Þ	0	0	32,695	153,666	32,695	153,666
BioMarin Pharmaceutical, Inc. *	0	0	4,306	124,788	4,306	124,788
Cell Genesys, Inc. * Þ	0	0	92,893	241,522	92,893	241,522
Cubist Pharmaceuticals, Inc. *	0	0	16,437	293,565	16,437	293,565
CV Therapeutics, Inc. * Þ	0	0	39,050	321,381	39,050	321,381
Enzon Pharmaceuticals, Inc. *	0	0	27,337	194,639	27,337	194,639

Evergreen Golden Core Opportunities Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments

June 30, 2008

	Evergreen Golden Core Opportunities Fund		Evergreen Special Equity Fund		Evergreen Golden Core Opportunities Fund ProForma #

	Shares	Value	Shares	Value	Shares	Value

InterMune, Inc. * Þ	0	0	14,339	188,128	14,339	188,128
Lexicon Genetics, Inc. *	0	0	96,692	154,707	96,692	154,707
Medarex, Inc. *	0	0	34,198	226,049	34,198	226,049
Neurocrine Biosciences, Inc. *	0	0	27,546	115,418	27,546	115,418
Onyx Pharmaceuticals, Inc. *	0	0	2,679	95,372	2,679	95,372
OSI Pharmaceuticals, Inc. *	0	0	13,971	577,282	13,971	577,282
Regeneron Pharmaceuticals, Inc. *	0	0	11,047	159,519	11,047	159,519
Telik, Inc. *	0	0	46,936	56,793	46,936	56,793

		0		3,289,967		3,289,967

Health Care Equipment & Supplies 6.7%
Align Technology, Inc. *	0	0	13,580	142,454	13,580	142,454
American Medical Systems Holdings, Inc. * Þ	0	0	19,558	292,392	19,558	292,392
ArthroCare Corp. *	0	0	9,199	375,411	9,199	375,411
Hologic, Inc. *	0	0	27,212	593,222	27,212	593,222
Immucor, Inc. *	0	0	17,243	446,249	17,243	446,249
Meridian Bioscience, Inc.	0	0	15,706	422,806	15,706	422,806
Merit Medical Systems, Inc. *	0	0	8,261	121,437	8,261	121,437
Quidel Corp. *	0	0	22,263	367,785	22,263	367,785
Sirona Dental Systems, Inc. *	0	0	13,887	359,951	13,887	359,951
SonoSite, Inc. *	0	0	11,832	331,414	11,832	331,414
STERIS Corp.	0	0	20,432	587,624	20,432	587,624
Varian Medical Systems, Inc. *	0	0	5,673	289,663	5,673	289,663
West Pharmaceutical Services, Inc.	0	0	12,165	526,501	12,165	526,501

		0		4,856,909		4,856,909

Health Care Providers & Services 3.1%
AmerisourceBergen Corp.	2,290	91,577	0	0	2,290	91,577
Centene Corp. *	0	0	19,599	329,067	19,599	329,067
Express Scripts, Inc. *	1,385	86,867	0	0	1,385	86,867
HealthSpring, Inc. *	0	0	20,925	353,214	20,925	353,214
Laboratory Corporation of America Holdings *	1,315	91,564	0	0	1,315	91,564
Magellan Health Services, Inc. *	0	0	6,915	256,062	6,915	256,062
Molina Healthcare, Inc. * Þ	0	0	13,046	317,540	13,046	317,540
Owens & Minor, Inc.	0	0	8,482	387,543	8,482	387,543
Sun Healthcare Group, Inc. *	0	0	13,282	177,846	13,282	177,846
The Providence Service Corp. *	0	0	8,060	170,147	8,060	170,147

		270,008		1,991,419		2,261,427

Health Care Technology 0.2%
Eclipsys Corp. *	0	0	7,811	143,410	7,811	143,410

Life Sciences Tools & Services 1.5%
Applied Biosystems Group - Applera Corp.	2,940	98,431	0	0	2,940	98,431
Dionex Corp. *	0	0	5,413	359,261	5,413	359,261
Evotec AG, ADR *	0	0	46,932	152,998	46,932	152,998
PAREXEL International Corp. *	0	0	15,472	407,068	15,472	407,068
Waters Corp. *	1,540	99,330	0	0	1,540	99,330

		197,761		919,327		1,117,088

Pharmaceuticals 3.0%
K-V Pharmaceutical Co., Class A *	0	0	21,304	411,806	21,304	411,806
Medicines Co. *	0	0	17,892	354,619	17,892	354,619
Obagi Medical Products, Inc. *	0	0	16,112	137,758	16,112	137,758

Evergreen Golden Core Opportunities Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments

June 30, 2008

	Evergreen Golden Core Opportunities Fund		Evergreen Special Equity Fund		Evergreen Golden Core Opportunities Fund ProForma #

	Shares	Value	Shares	Value	Shares	Value

Pain Therapeutics, Inc. * Þ	0	0	30,957	244,560	30,957	244,560
Par Pharmaceutical Companies, Inc. *	0	0	10,458	169,733	10,458	169,733
Sciele Pharma, Inc. * Þ	4,420	85,527	22,976	444,586	27,396	530,113
Valeant Pharmaceuticals International * Þ	0	0	10,609	181,520	10,609	181,520
XenoPort, Inc. *	0	0	3,383	132,039	3,383	132,039

		85,527		2,076,621		2,162,148

INDUSTRIALS 15.9%
Aerospace & Defense 2.8%
Cubic Corp.	0	0	12,388	276,005	12,388	276,005
Curtiss-Wright Corp.	0	0	2,216	99,144	2,216	99,144
DynCorp International, Inc., Class A *	0	0	16,629	251,929	16,629	251,929
Goodrich Corp.	1,775	84,241	0	0	1,775	84,241
Hexcel Corp. *	0	0	20,885	403,081	20,885	403,081
Spirit AeroSystems Holdings, Inc., Class A *	2,870	55,047	0	0	2,870	55,047
TASER International, Inc. * Þ	0	0	13,608	67,904	13,608	67,904
Teledyne Technologies, Inc. *	0	0	10,719	522,980	10,719	522,980
TransDigm Group, Inc. *	0	0	8,321	279,502	8,321	279,502

		139,288		1,900,545		2,039,833

Air Freight & Logistics 0.8%
Hub Group Inc., Class A *	0	0	16,921	577,514	16,921	577,514

Airlines 0.1%
Pinnacle Airlines Corp. * Þ	0	0	12,189	38,517	12,189	38,517

Commercial Services & Supplies 4.3%
Brink’s Co.	1,330	87,009	0	0	1,330	87,009
COMSYS IT Partners, Inc. *	0	0	20,109	183,394	20,109	183,394
Consolidated Graphics, Inc. *	0	0	4,446	219,055	4,446	219,055
GeoEye, Inc. *	0	0	10,992	194,668	10,992	194,668
Herman Miller, Inc.	0	0	18,055	449,389	18,055	449,389
Knoll, Inc.	0	0	26,133	317,516	26,133	317,516
LECG Corp. *	0	0	15,092	131,904	15,092	131,904
PeopleSupport, Inc. *	0	0	12,040	102,340	12,040	102,340
Resources Connection, Inc. *	0	0	11,944	243,060	11,944	243,060
Rollins, Inc.	0	0	8,933	132,387	8,933	132,387
School Specialty, Inc. *	0	0	6,435	191,313	6,435	191,313
Teletech Holdings, Inc. *	0	0	17,366	346,625	17,366	346,625
United Stationers, Inc. *	0	0	10,276	379,698	10,276	379,698
Watson Wyatt Worldwide, Inc., Class A	0	0	2,430	128,523	2,430	128,523

		87,009		3,019,872		3,106,881

Construction & Engineering 0.5%
Perini Corp. *	0	0	10,822	357,667	10,822	357,667

Electrical Equipment 2.6%
Acuity Brands, Inc.	0	0	12,593	605,472	12,593	605,472
Belden, Inc.	0	0	5,484	185,798	5,484	185,798
Cooper Industries, Inc.	2,145	84,728	0	0	2,145	84,728
GrafTech International, Ltd. *	4,315	115,771	0	0	4,315	115,771
II-VI, Inc. *	0	0	15,490	540,911	15,490	540,911
Woodward Governor Co.	0	0	10,949	390,441	10,949	390,441

		200,499		1,722,622		1,923,121

Evergreen Golden Core Opportunities Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments

June 30, 2008

	Evergreen Golden Core Opportunities Fund		Evergreen Special Equity Fund		Evergreen Golden Core Opportunities Fund ProForma #

	Shares	Value	Shares	Value	Shares	Value

Machinery 3.6%
Actuant Corp., Class A	0	0	17,189	538,875	17,189	538,875
Chart Industries, Inc. *	0	0	12,896	627,261	12,896	627,261
Gardner Denver, Inc. *	2,080	118,144	0	0	2,080	118,144
Hurco Cos. *	0	0	5,223	161,339	5,223	161,339
Mueller Industries, Inc.	0	0	11,504	370,429	11,504	370,429
Parker Hannifin Corp.	1,280	91,289	0	0	1,280	91,289
Terex Corp. *	1,545	79,367	0	0	1,545	79,367
Valmont Industries, Inc.	0	0	4,077	425,190	4,077	425,190
Wabtec	0	0	4,893	237,898	4,893	237,898

		288,800		2,360,992		2,649,792

Marine 0.2%
Horizon Lines, Inc., Class A Þ	0	0	15,480	154,026	15,480	154,026

Trading Companies & Distributors 1.0%
Applied Industrial Technologies, Inc.	0	0	13,154	317,932	13,154	317,932
H&E Equipment Services, Inc. *	0	0	10,758	129,311	10,758	129,311
Houston Wire & Cable Co.	0	0	14,471	287,973	14,471	287,973

		0		735,216		735,216

INFORMATION TECHNOLOGY 21.4%
Communications Equipment 2.8%
ADC Telecommunications, Inc. *	5,355	79,094	0	0	5,355	79,094
Blue Coat Systems, Inc. *	0	0	10,995	155,140	10,995	155,140
Cogo Group, Inc. *	0	0	10,784	98,242	10,784	98,242
Comtech Telecommunications Corp. *	0	0	9,143	448,007	9,143	448,007
Harmonic, Inc. *	0	0	30,582	290,835	30,582	290,835
Harris Corp.	1,825	92,144	0	0	1,825	92,144
InterDigital, Inc. *	0	0	7,110	172,915	7,110	172,915
Network Equipment Technologies, Inc. * Þ	0	0	16,905	60,013	16,905	60,013
Polycom, Inc. *	0	0	11,164	271,955	11,164	271,955
Tekelec *	0	0	24,044	353,687	24,044	353,687

		171,238		1,850,794		2,022,032

Computers & Peripherals 0.2%
Emulex Corp. *	0	0	15,337	178,676	15,337	178,676

Electronic Equipment & Instruments 2.8%
Amphenol Corp., Class A	2,475	111,078	0	0	2,475	111,078
Anixter International, Inc. *	0	0	5,054	300,663	5,054	300,663
Avnet, Inc. *	3,415	93,161	0	0	3,415	93,161
Cogent, Inc. *	0	0	10,693	121,579	10,693	121,579
Flir Systems, Inc. *	0	0	20,759	842,193	20,759	842,193
Littelfuse, Inc. *	0	0	6,119	193,055	6,119	193,055
ScanSource, Inc. *	0	0	6,566	175,706	6,566	175,706
Technitrol, Inc.	0	0	4,062	69,013	4,062	69,013
TTM Technologies, Inc. *	0	0	12,797	169,048	12,797	169,048

		204,239		1,871,257		2,075,496

Internet Software & Services 3.1%
Bankrate, Inc. * Þ	0	0	2,105	82,242	2,105	82,242
Chordiant Software, Inc. *	0	0	16,801	84,005	16,801	84,005

Evergreen Golden Core Opportunities Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments

June 30, 2008

	Evergreen Golden Core Opportunities Fund		Evergreen Special Equity Fund		Evergreen Golden Core Opportunities Fund ProForma #

	Shares	Value	Shares	Value	Shares	Value

DealerTrack Holdings, Inc. *	0	0	4,285	60,461	4,285	60,461
Digital River, Inc. *	0	0	9,276	357,868	9,276	357,868
Greenfield Online, Inc. *	0	0	25,531	380,922	25,531	380,922
LoopNet, Inc. *	0	0	10,486	118,492	10,486	118,492
Sohu.com, Inc. *	0	0	7,547	531,611	7,547	531,611
ValueClick, Inc. *	0	0	24,264	367,600	24,264	367,600
Websense, Inc. *	0	0	15,871	267,268	15,871	267,268

		0		2,250,469		2,250,469

IT Services 1.9%
CACI International, Inc., Class A *	0	0	2,759	126,279	2,759	126,279
Convergys Corp. *	5,715	84,925	0	0	5,715	84,925
Heartland Payment Systems, Inc. Þ	0	0	13,387	315,933	13,387	315,933
Maximus, Inc.	0	0	4,644	161,704	4,644	161,704
Sapient Corp. *	0	0	47,842	307,146	47,842	307,146
Sykes Enterprises, Inc. *	0	0	20,589	388,309	20,589	388,309

		84,925		1,299,371		1,384,296

Semiconductors & Semiconductor Equipment 4.2%
Amkor Technology, Inc. *	11,305	117,685	32,017	333,297	43,322	450,982
Applied Micro Circuits Corp. *	0	0	25,660	219,649	25,660	219,649
Cymer, Inc. *	0	0	10,961	294,632	10,961	294,632
Entegris, Inc. *	0	0	29,042	190,225	29,042	190,225
Hittite Microwave Corp. *	0	0	6,977	248,521	6,977	248,521
International Rectifier Corp. *	4,190	80,448	0	0	4,190	80,448
Microsemi Corp. *	0	0	7,938	199,879	7,938	199,879
Monolithic Power Systems, Inc. *	0	0	12,445	269,061	12,445	269,061
Pericom Semiconductor Corp. *	0	0	14,205	210,802	14,205	210,802
Semtech Corp. *	0	0	22,289	313,606	22,289	313,606
Silicon Image, Inc. *	0	0	50,365	365,146	50,365	365,146
Skyworks Solutions, Inc. *	0	0	19,099	188,507	19,099	188,507

		198,133		2,833,325		3,031,458

Software 6.4%
Ansys, Inc. *	0	0	9,460	445,755	9,460	445,755
Blackboard, Inc. *	0	0	6,218	237,714	6,218	237,714
BMC Software, Inc. *	2,750	99,000	0	0	2,750	99,000
FalconStor Software, Inc. *	0	0	19,215	136,042	19,215	136,042
Informatica Corp. *	0	0	27,918	419,887	27,918	419,887
Jack Henry & Associates, Inc.	0	0	16,954	366,885	16,954	366,885
Kenexa Corp. *	0	0	10,705	201,682	10,705	201,682
Macrovision Solutions Corp. *	0	0	4,624	69,175	4,624	69,175
Manhattan Associates, Inc. *	0	0	11,466	272,088	11,466	272,088
Micros Systems, Inc. *	0	0	19,785	603,245	19,785	603,245
MicroStrategy, Inc., Class A *	0	0	4,067	263,338	4,067	263,338
Nuance Communications, Inc. *	0	0	18,246	285,915	18,246	285,915
Parametric Technology Corp. *	5,260	87,684	20,501	341,752	25,761	429,436
SPSS, Inc. *	0	0	8,818	320,711	8,818	320,711
Sybase, Inc. *	0	0	10,398	305,909	10,398	305,909
Taleo Corp., Class A *	0	0	9,721	190,434	9,721	190,434

		186,684		4,460,532		4,647,216

Evergreen Golden Core Opportunities Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments

June 30, 2008

	Evergreen Golden Core Opportunities Fund		Evergreen Special Equity Fund		Evergreen Golden Core Opportunities Fund ProForma #

	Shares	Value	Shares	Value	Shares	Value

MATERIALS 4.8%
Chemicals 2.7%
Albemarle Corp.	2,335	93,190	0	0	2,335	93,190
Arch Chemicals, Inc.	0	0	7,541	249,984	7,541	249,984
Celanese Corp., Ser. A	2,210	100,909	0	0	2,210	100,909
FMC Corp.	1,830	141,715	0	0	1,830	141,715
Hercules, Inc.	0	0	16,951	286,981	16,951	286,981
NewMarket Group	0	0	2,523	167,098	2,523	167,098
Terra Industries, Inc. *	0	0	18,989	937,107	18,989	937,107

		335,814		1,641,170		1,976,984

Construction Materials 0.4%
Headwaters, Inc. * Þ	0	0	26,654	313,718	26,654	313,718

Containers & Packaging 0.9%
Greif, Inc., Class A	0	0	9,950	637,098	9,950	637,098

Metals & Mining 0.8%
Cleveland-Cliffs, Inc.	0	0	2,272	270,800	2,272	270,800
Hecla Mining Co. * Þ	0	0	36,662	339,490	36,662	339,490

		0		610,290		610,290

TELECOMMUNICATION SERVICES 1.3%
Diversified Telecommunication Services 0.9%
Cbeyond, Inc. *	0	0	3,733	59,803	3,733	59,803
CenturyTel, Inc.	2,855	101,609	0	0	2,855	101,609
NTELOS Holdings Corp.	0	0	8,044	204,076	8,044	204,076
Premiere Global Services, Inc. *	0	0	20,184	294,283	20,184	294,283

		101,609		558,162		659,771

Wireless Telecommunication Services 0.4%
Syniverse Holdings, Inc. *	0	0	17,675	286,335	17,675	286,335

UTILITIES 0.4%
Gas Utilities 0.2%
Energen Corp.	1,485	115,874	0	0	1,485	115,874

Multi-Utilities 0.2%
MDU Resources Group, Inc.	3,695	128,808	0	0	3,695	128,808

Total Common Stocks (cost $4,973,678, $72,272,179 and $77,245,857, respectively)		4,883,114		66,489,660		71,372,774

	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value

SHORT-TERM INVESTMENTS 8.4%
U.S. TREASURY OBLIGATIONS 0.2%
U.S. Treasury Bills:
1.61%, 08/07/2008 ƒ ß	$0	0	$25,000	24,958	$25,000	24,958
1.73%, 09/25/2008 ƒ ß	0	0	100,000	99,587	100,000	99,587

		0		124,545		124,545

Evergreen Golden Core Opportunities Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments

June 30, 2008

	Evergreen Golden Core Opportunities Fund		Evergreen Special Equity Fund		Evergreen Golden Core Opportunities Fund ProForma #

	Shares	Value	Shares	Value	Shares	Value

MUTUAL FUND SHARES 8.2%
BGI Prime Money Market Fund, Premium Class, 2.58% ÞÞ q	0	0	1,121,645	1,121,645	1,121,645	1,121,645
Black Rock Liquidity TempFund, Institutional Class, 2.58% ÞÞ q	0	0	1,201,962	1,201,962	1,201,962	1,201,962
Evergreen Institutional Money Market Fund, Class I, 2.54% ÞÞ q ø	162,384	162,384	2,298,069	2,298,069	2,460,453	2,460,453
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 2.74% ÞÞ q	0	0	1,192,978	1,192,978	1,192,978	1,192,978

		162,384		5,814,654		5,977,038

Total Short-Term Investments (cost $162,384, $5,939,199 and $6,101,583, respectively)		162,384		5,939,199		6,101,583

Total Investments (cost $5,136,062, $78,211,378 and $83,347,440, respectively) 106.4%		5,045,498		72,428,859		77,474,357
Other Assets and Liabilities (6.4%)		(53,651)		(4,628,436)		(4,682,087)

Net Assets 100.0%		$4,991,847		$67,800,423		$72,792,270

#	Although a substantial portion of Evergreen Special Equity Fund’s securities may be sold, it is not able to be determined at this time which securities will be sold.

*	Non-income producing security

Þ	All or a portion of this security is on loan.

ƒ	All or a portion of this security was pledged to cover the initial margin requirements for open futures contracts.

ß	Rate shown represents the yield to maturity at date of purchase.

ÞÞ	All or a portion of this security represents investment of cash collateral received from securities on loan.

q	Rate shown is the 7-day annualized yield at period end.

ø	Evergreen Investment Management Company, LLC is the investment advisor to each Fund and the money market fund.

Summary of Abbreviations

ADR American Depository Receipt

At June 30, 2008, Evergreen Special Equity Fund had open long futures contracts outstanding as follows:

Expiration	Contracts	Initial Contract Amount	Value at June 30, 2008	Unrealized Gain (Loss)

September 2008	3 Russell 2000 Index Futures	$1,086,729	$1,037,550	$(49,179)

See Notes to Pro Forma Combining Financial Statements.

Evergreen Golden Core Opportunities Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Assets and Liabilities
June 30, 2008

	Evergreen Golden Core Opportunities Fund	Evergreen Special Equity Fund	Adjustments		Evergreen Golden Core Opportunities Fund Pro Froma

Assets
Investments in securities, at value (cost $4,973,678, $75,913,309 and $80,886,987, respectively) including $0, $4,822,409 and $4,822,409, respectively, of securities loaned	$4,883,114	$70,130,790			$75,013,904
Investments in affiliated money market fund, at value (cost $162,384, $2,298,069 and $2,460,453, respectively)	162,384	2,298,069			2,460,453

Total investments	5,045,498	72,428,859	0		77,474,357
Cash	0	1,075,891			1,075,891
Receivable for Fund shares sold	0	26,201			26,201
Dividends receivable	3,554	26,570			30,124
Receivables for securities lending income	0	25,251			25,251
Receivable from investment advisor	306	0			306
Prepaid expenses and other assets	68,536	9,790			78,326

Total assets	5,117,894	73,592,562	0		78,710,456

Liabilities
Payable for Fund shares redeemed	0	550,647			550,647
Payable for securities on loan	0	5,171,595			5,171,595
Payable for daily variation margin on open futures contracts	0	12,632			12,632
Distribution plan expenses payable	33	0			33
Due to affiliate	101,563	0			101,563
Due to other related parties	9,541	0			9,541
Printing and postage expenses payable	12,125	0			12,125
Accrued expenses and other liabilities	2,785	57,265			60,050

Total liabilities	126,047	5,792,139	0		5,918,186

Net assets	$4,991,847	$67,800,423	$0		$72,792,270

Net assets represented by
Paid-in capital	$5,247,776	$81,169,147			$86,416,923
Undistributed net investment loss	(11,255)	(697,555)			(708,810)
Accumulated net realized losses on investments	(154,110)	(6,839,471)			(6,993,581)
Net unrealized losses on investments	(90,564)	(5,831,698)			(5,922,262)

Total net assets	$4,991,847	$67,800,423	$0		$72,792,270

Class A Shares
Net assets	$556,283	$23,320,252	$1,889,951	(a)	$25,766,486
Shares of beneficial interest outstanding (unlimited number of shares authorized)	58,547	2,211,943	441,350	(a) (b)	2,711,840
Net asset value	$9.50	$10.54			$9.50
Maximum offering price (based on sales charge of 5.75%, 5.75%, and 5.75%, respectively	$10.08	$11.18			$10.08

Class B Shares
Net assets	$558,982	$7,361,960			$7,920,942
Shares of beneficial interest outstanding (unlimited number of shares authorized)	58,960	752,526	23,995	(b)	835,481
Net asset value	$9.48	$9.78			$9.48

Class C Shares
Net assets	$499,233	$5,545,738			$6,044,971
Shares of beneficial interest outstanding (unlimited number of shares authorized)	52,645	567,097	17,713	(b)	637,455
Net asset value	$9.48	$9.78			$9.48

Class I Shares
Net assets	$3,377,349	$29,682,522			$33,059,871
Shares of beneficial interest outstanding (unlimited number of shares authorized)	354,993	2,688,272	431,675	(b)	3,474,940
Net asset value	$9.51	$11.04			$9.51

Class IS Shares
Net assets		$1,889,951	(1,889,951)	(a)
Shares of beneficial interest outstanding (unlimited number of shares authorized)		178,172	(178,172)	(a)
Net asset value		$10.61

(a)	Reflects the merger of Class IS shares of target fund into Class A shares of the surviving fund.

(b)	Reflects the impact of converting shares of the target fund into shares of the surviving fund.

See Notes to Pro Forma Combining Financial Statements.

Evergreen Golden Core Opportunities Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Operations
Period Ended June 30, 2008*

	Evergreen Golden Core Opportunities Fund	Evergreen Special Equity Fund	Adjustments		Evergreen Golden Core Opportunities Fund Pro Froma

Investment income
Dividends	$23,059	$194,296			$217,355
Interest	0	1,681			1,681
Securities lending income	0	116,371			116,371
Income from affiliate	3,474	40,272			43,746

Total investment income	26,533	352,620	0		379,153

Expenses
Advisory fee	20,452	392,050	(51,137)	(a)	361,365
Distribution Plan expenses
Class A	645	39,168	(1,298)	(a)(e)	38,515
Class B	2,593	47,669			50,262
Class C	2,593	34,512			37,105
Class IS	0	2,654	(2,654)	(e)	0
Administrative services fee	2,556	42,607			45,163
Transfer agent fees	9,726	148,002			157,728
Trustees’ fees and expenses	3,003	2,436			5,439
Printing and postage expenses	21,386	19,169	(19,955)	(b)	20,600
Custodian and accounting fees	1,838	16,441			18,279
Registration and filing fees	51,035	18,782	(14,798)	(c)	55,019
Professional fees	19,859	15,138	(12,333)	(c)	22,664
Interest expense	0	216			216
Other	776	6,406			7,182

Total expenses	136,462	785,250	(102,175)		819,537
Less: Expense reductions	(7)	(1,682)			(1,689)
Fee waivers and expense reimbursements	(98,667)	(3,821)	(26,534)	(d)	(129,022)

Net expenses	37,788	779,747	(128,709)		688,826

Net investment loss	(11,255)	(427,127)	128,709		(309,673)

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	(154,110)	(5,548,690)			(5,702,800)
Futures contracts	0	(270,468)			(270,468)

Net realized losses on investments	(154,110)	(5,819,158)	0		(5,973,268)
Net change in unrealized gains or losses on investments	(90,564)	(3,415,633)			(3,506,197)

Net realized and unrealized gains or losses on investments	(244,674)	(9,234,791)	0		(9,479,465)

Net decrease in net assets resulting from operations	($255,929)	($9,661,918)	$128,709		($9,789,138)

*	For the period from December 17, 2007 (commencement of operations of Evergreen Golden Core Opportunities Fund) to June 30, 2008.

(a)	Reflects a decrease based on the surviving fund’s fee schedule and the average net assets of the combined fund.

(b)	Reflects a decrease based on the combined asset level and the combined number of shareholder accounts of the surviving fund.

(c)	Reflects a savings resulting from the elimination of duplicate fees of the individual funds.

(d)	Reflects an adjustment for fee waivers and expense reimbursements necessary for the surviving fund.

(e)	Reflects an adjustment for Class IS shares of target fund becoming Class A shares as a result of the merger.

See Notes to Pro Forma Combining Financial Statements.

Evergreen Golden Core Opportunities Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)
June 30, 2008

1.	Basis of Combination

The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments and the related Pro Forma Combining Statement of Operations (“Pro Forma Statements”), reflect the accounts of Evergreen Golden Core Opportunities Fund (“Golden Core Opportunities Fund”) and Evergreen Special Equity Fund (“Special Equity Fund”) at June 30, 2008 and for the period then ended.

The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the “Reorganization”) to be submitted to shareholders of Special Equity Fund. The Reorganization provides for the acquisition of all the assets and all the liabilities of Special Equity Fund by Golden Core Opportunities Fund, in a tax-free exchange for Class A, Class B, Class C and Class I shares of Golden Core Opportunities Fund. Thereafter, there will be a distribution of Class A, Class B, Class C, Class I and Class A shares of Golden Core Opportunities Fund to the Class A, Class B, Class C, Class I and Class IS shareholders of Special Equity Fund, respectively, in liquidation and subsequent termination thereof. As a result of the Reorganization, the Class A, Class B, Class C, Class I and Class IS shareholders of Special Equity Fund will become the owners of that number of full and fractional Class A, Class B, Class C, Class I and Class A shares of Golden Core Opportunities Fund, respectively, having an aggregate net asset value equal to the aggregate net asset value of their respective shares in Special Equity Fund as of the close of business immediately prior to the date that their shares are exchanged for the respective Class A, Class B, Class C and Class I shares of Golden Core Opportunities Fund.

The Pro Forma Statements reflect the operational expenses of each Fund as though the Reorganization occurred at the beginning of the period presented.

The information contained herein is based on the experience of each Fund for the period then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of Special Equity Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Evergreen Investment Management Company, LLC (“EIMC”) or one of its affiliates. A substantial portion of the securities held by Special Equity Fund is expected to be disposed of in connection with the Reorganization. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds. As of June 30, 2008, securities held by Special Equity Fund would comply with the compliance guidelines and investment restrictions of Golden Core Opportunities Fund.

After the Reorganization, Golden Core Opportunities Fund will be the accounting and performance survivor.

The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund as incorporated by reference in the Statement of Additional Information.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other open-end mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Futures

In order to gain exposure to, or protect against changes in, security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Securities transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

f. Federal taxes

The Funds qualified as regulated investment companies and distributed all of their taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

Golden Core Opportunities Fund, after giving effect to the Reorganization, intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

If the Reorganization had occurred on May 19, 2008, Golden Core Opportunities Fund’s ability to carry forward and use pre-Reorganization capital losses of either Fund would not have been limited to a significant degree by the loss limitation rule of sections 382 and 383 of the Code. As of May 19, 2008, Special Equity Fund and Golden Core Opportunities Fund had capital loss carryforwards of approximately $3.5 and $.1 million, respectively. The capital loss carryforwards represented 4.68% of Special Equity Fund’s net assets and 2.17% of Golden Core Opportunities Fund’s net assets. If the Reorganization had occurred on May 19, 2008, the combined fund would have a total capital loss carryforward equal to approximately 4.52% of its net assets.

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3.	Shares of Beneficial Interest

As a result of the Reorganization, Golden Core Opportunities Fund would acquire the net assets of Special Equity Fund in a tax-free exchange for Class A, Class B, Class C and Class I shares of Golden Core Opportunities Fund. The Pro Forma net asset values per share assume the issuance of 2,653,293 Class A, 776,521 Class B, 584,810 Class C and 3,119,947 Class I shares of Golden Core Opportunities Fund which would have been issued at June 30, 2008 in connection with the proposed Reorganization. The issuance of these shares to shareholders of Special Equity Fund would have resulted in 2,711,840 shares of Class A, 835,481 shares of Class B, 637,455 shares of Class C and 3,474,940 shares of Class I in the Pro Forma combined fund at June 30, 2008.

Class A, Class B, Class C, Class I and Class IS shareholders of Special Equity Fund would receive Class A, Class B, Class C, Class I and Class A shares, respectively, of Golden Core Opportunities Fund based on conversion ratios determined on June 30, 2008. The conversion ratios are calculated by dividing the net asset value per share of Class A, Class B, Class C, Class I and Class IS of Special Equity Fund by the net asset value per share of Class A, Class B, Class C, Class I and Class A, respectively, of Golden Core Opportunities Fund.

4.	Pro Forma Operations

The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income. Pro Forma operating expenses include the actual expenses of the Funds, adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by determining the expense rates based on the combined average net assets of the two funds and applying those rates to the average net assets of Golden Core Opportunities Fund for the period from December 17, 2007 to June 30, 2008 and to the average net assets of Special Equity Fund for the period from December 17, 2007 to June 30, 2008. The adjustments reflect those amounts needed to adjust the combined expenses to these rates.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. These waivers and/or reimbursements, if any, are reflected for each Fund for the period from December 17, 2007 to June 30, 2008. The combined pro forma expenses reflect any adjustments necessary to limit operating expenses for the Pro Forma combined fund.

5.	Expense Reductions

Through expense offset arrangements with the custodian and Evergreen Service Company, LLC (“ESC”), the Funds’ the transfer and dividend disbursing agent, a portion of fund expenses has been reduced.

6.	Financing Agreement

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08%.

7.	Regulatory Matters and Legal Proceedings

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, Evergreen Investment Services, Inc., ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and have paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

EVERGREEN EQUITY TRUST

PROXY CARD

[Evergreen Logo]

PROXY

EVERGREEN SPECIAL EQUITY FUND

A series of Evergreen Select Equity Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 12, 2008

The undersigned, revoking all Proxies heretofore given, hereby appoints Sally E. Ganem, Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Brian J. Montana, Kevin J. Ouellette and Maureen E. Towle or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Evergreen Special Equity Fund (“Special Equity Fund”), a series of Evergreen Select Equity Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of Special Equity Fund to be held at 11:00 a.m., Eastern time, on September 12, 2008, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, as fully as the undersigned would be entitled to vote if personally present.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement, the terms of each of which are incorporated by reference.

THE BOARD OF TRUSTEES RECOMMENDs A VOTE “FOR” THE PROPOSAL.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Signature(s) and Title(s), if applicable                                    Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

▲  FOLDHERE  ▲

Three simple methods to vote your proxy:

Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free [____________] and follow the automated instructions. Please have this proxy card available at the time of the call.
Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID:                                                                                                                                                                                   CUSIP:

                                                                                                                                                                                                   PROXY

EVERGREEN SPECIAL EQUITY FUND

A series of Evergreen Select Equity Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN SELECT EQUITY TRUST. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR PROPOSAL 1 IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN SELECT FIXED INCOME TRUST RECOMMENDS A VOTE FOR PROPOSAL 1. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES NAMED WILL BE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH MATTERS.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK.  DO NOT USE RED INK.

	FOR	AGAINST	ABSTAIN

1. To approve the Agreement and Plan of Reorganization (the “Plan”) dated as of June 27, 2008, providing for the acquisition of all the assets of Evergreen Special Equity Fund (“Special Equity Fund”), a series of Evergreen Select Equity Trust, by Evergreen Golden Core Opportunities Fund (“Golden Core Opportunities Fund”), a series of Evergreen Equity Trust, in exchange for shares of Golden Core Opportunities Fund and the assumption by Golden Core Opportunities Fund of all of the liabilities of Special Equity Fund.  The Plan also provides for the distribution of those shares of Golden Core Opportunities Fund to shareholders of Special Equity Fund in liquidation and subsequent termination of Special Equity Fund.

2. To consider and vote upon such other matters as may properly come before said meeting or any adjournment or postponements thereof.

EVERGREEN EQUITY TRUST

PART C

Item 15.  Indemnification.

     Insofar as indemnification for liability arising under the Securities as of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnifications is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director,  officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by  controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. The response to this item is incorporated by reference to the sub-caption "Liability and Indemnification of Trustees" under the caption "Information on Shareholders' Rights" in Part A of this Registration Statement.

Item 16. Exhibits:

1.  Amended and Restated Declaration of Trust dated March 17, 2004. Incorporated by reference to Registrant’s Registration Statement on Form N-14 Filed on June 16, 2008, Registration No. 333-151685.

2.  Amended and Restated Bylaws. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 30 filed on January 26, 2001, Registration No. 333-37453.

3.  Not applicable.

4.  Agreement and Plan of Reorganization. Included herewith as Exhibit A to the Prospectus/Proxy Statement in Part A of this Registration Statement.

5.  Declaration of Trust of Evergreen Equity Trust Articles II., III.6(c), IV.(3), IV.(8), V., VI., VII., and VIII. and ByLaws Articles II., III., and VIII., included as part of Exhibits 1 and 2 of this Registration Statement.

6.(a)  Investment Advisory and Management Agreement between Evergreen Investment Management Company, LLC and Evergreen Equity Trust (dated 9/18/1997). Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 115 filed on February 26, 2008, Registration No. 333-37453.

6.(b)  Investment Advisory and Management Agreement between Evergreen Investment Management Company, LLC and Evergreen Equity Trust (dated 6/16/2005). Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 113 filed on December 11, 2007, Registration No. 333-37453.

6.(c)  Sub-advisory Agreement between Evergreen Investment Management Company, LLC and Golden Capital Management, LLC. Incorporated by reference to Evergreen Equity Trust’s Post-Effective Amendment No. 113 filed on December 11, 2007, Registration No. 333-37453.

6.(d)  Letter Amendment to Investment Advisory and Management Agreement between Evergreen Investment Management Company, LLC and Evergreen Equity Trust (dated 6/16/2005). Contained herein.

7.(a)  Principal Underwriting Agreement between Evergreen Investment Services, Inc. and Evergreen Equity Trust. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 113 filed on December 11, 2007, Registration No. 333-37453.

7.(b)  Specimen Copy of Dealer Agreement used by Evergreen Investment Services, Inc. as of May 1, 2004. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 70 filed on July 29, 2004, Registration No. 333-37453.

8.  Deferred Compensation Plan. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 112 filed on November 26, 2007, Registration No. 333-37453.

9.(a) Custodian Agreement between State Street Bank and Trust Company and Evergreen Equity Trust (as amended July 2000 and June 2001). Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 36 filed on February 28, 2002, Registration No. 333-37453.

9.(b) Amended Pricing Schedule to Custodian Agreement between State Street Bank and Trust Company and Evergreen Equity Trust. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 102 filed on January 26, 2007, Registration No. 333-37453.

9.(c) Amendment to Custodian Agreement between State Street Bank and Trust Company and Evergreen Equity Trust. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 102 filed on January 26, 2007, Registration No. 333-37453.

9.(d) Amendment to Custodian Agreement between State Street Bank and Trust Company and Evergreen Equity Trust. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 113 filed on December 11, 2007, Registration No. 333-37453.

10.(a)  Rule 12b-1 Distribution Plans for Classes A, B and C. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 113 filed on December 11, 2007, Registration No. 333-37453.

10.(b)  Multiple Class Plan. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 65 filed on November 24, 2003, Registration No. 333-37453.

11.  Opinion and Consent of Richards, Layton & Finger P.A. Incorporated by reference to Registrant’s Registration Statement on Form N-14 Filed on June 16, 2008, Registration No. 333-151685.

12.  Tax Opinion and Consent of Ropes & Gray LLP. To be filed by Amendment.

13.  Not applicable.

14.(a)  Consent of KPMG LLP. Contained herein.

14.(b)  Consent of Ropes & Gray LLP. Incorporated by reference to Registrant’s Registration Statement on Form N-14 Filed on June 16, 2008, Registration No. 333-151685.

15.  Not applicable.

16.  Powers of Attorney. Incorporated by reference to Registrant’s Registration Statement on Form N-14 Filed on June 16, 2008, Registration No. 333-151685.

17.  Not applicable.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 30th day of July 2008.

EVERGREEN EQUITY TRUST
By: /s/ Michael H. Koonce
Name: Michael H. Koonce
Title: Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 30th day of July 2008.

/s/ Dennis H. Ferro	/s/ Michael H. Koonce	/s/ Jeremy DePalma
Dennis H. Ferro*	Michael H. Koonce*	Jeremy DePalma*
President	Secretary	Treasurer
(Chief Executive Officer) (Chief Investment Officer)		(Principal Financial and Accounting Officer)

/s/ Charles A. Austin, III	/s/K. Dun Gifford	/s/ William Walt Pettit
Charles A. Austin III*	K. Dun Gifford*	William Walt Pettit*
Trustee	Trustee	Trustee

/s/ Gerald M. McDonnell	/s/ Russell A. Salton, III MD	/s/ Richard K. Wagoner
Gerald M. McDonnell*	Russell A. Salton, III MD*	Richard K. Wagoner*
Trustee	Trustee	Trustee

/s/ Michael S. Scofield	/s/ David M. Richardson	/s/ Leroy Keith, Jr.
Michael S. Scofield*	David M. Richardson*	Leroy Keith, Jr.*
Chairman of the Board	Trustee	Trustee
and Trustee

/s/ Richard J. Shima	/s/ Patricia B. Norris	/s/ Carol A. Kosel
Richard J. Shima*	Patricia Norris*	Carol Kosel*
Trustee	Trustee	Trustee

*By: /s/ Maureen E. Towle
Maureen E. Towle
Attorney-in-Fact

* Maureen E. Towle, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.

INDEX TO EXHIBITS

EXHIBIT NO.             EXHIBIT

6(d)                              Letter Amendment to Investment Advisory and Management Agreement between Evergreen Investment Management
Company, LLC and Evergreen Equity Trust (dated 6/16/2005)

14(a)                           Consent of KPMG LLP